UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10345

Nuveen Municipal Credit Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

Item 1.    Reports to Stockholders.

Closed-End Funds	October 31, 2024

 Nuveen Municipal  Closed-End Funds

Nuveen AMT-Free Municipal Credit Income Fund	NVG

Nuveen Municipal Credit Income Fund	NZF

Nuveen Municipal High Income Opportunity Fund	NMZ

Nuveen Municipal Credit Opportunities Fund	NMCO

Nuveen Dynamic Municipal Opportunities Fund	NDMO

Annual

Report

Table

of Contents

Important Notices

Management Fees: As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of each Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.

Changes in Independent Registered Public Accounting Firm

(a) Previous independent registered public accounting firm: On October 24, 2024, the Funds’ Board of Trustees (the “Board”), upon recommendation from the Audit Committee, notified KPMG LLP (“KPMG”) that it would be dismissed as the independent registered public accounting firm for the Funds effective upon (i) completion of KPMG’s audit of the Funds’ financial statements to be included in the Funds’ Annual Report on Form N-CSR (the “2024 Annual Report”) for the fiscal year ended October 31, 2024 and (ii) the issuance of KPMG’s report on the same. KPMG’s dismissal as the Funds’ independent registered public accounting firm was effective on December 26, 2024, which is the date on which KPMG issued their report on their audit of the Funds’ financial statements to be included in the 2024 Annual Report. KPMG’s audit reports on the Funds’ financial statements as of and for the fiscal years ended October 31, 2024 and October 31, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended October 31, 2024 and October 31, 2023, and for the subsequent interim period through December 26, 2024, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference in connection with their reports opinion to the subject matter of the disagreement. During the Funds’ fiscal years ended October 31, 2024 and October 31, 2023 and for the subsequent interim period through December 26, 2024, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Funds provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Funds with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the above statements.

(b) New independent registered public accounting firm: On October 24, 2024, the Board, upon recommendation from the Audit Committee, appointed PricewaterhouseCoopers LLP (“PwC”) as the new independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2025 audit. During the Funds’ fiscal years ended October 31, 2024 and October 31, 2023 and for the subsequent interim period through December 26, 2024, the Funds have not consulted with PwC regarding any of the matters described in Regulation S-K Item 304 (“S-K 304”), S-K 304(a)(2)(i) or S-K 304(a)(2)(ii) disclosure.

Discussion of Fund Performance

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

Nuveen Municipal Credit Income Fund (NZF)

Nuveen Municipal High Income Opportunity Fund (NMZ)

Nuveen Municipal Credit Opportunities Fund (NMCO)

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen AMT-Free Municipal Credit Income Fund (NVG), Nuveen Municipal Credit Income Fund (NZF), Nuveen Municipal High Income Opportunity Fund (NMZ), Nuveen Municipal Credit Opportunities Fund (NMCO) and Nuveen Dynamic Municipal Opportunities Fund (NDMO).

The portfolio managers for NVG are Paul Brennan, CFA, and Steven Hlavin. The portfolio managers for NZF are Scott Romans, PhD., and Kristen DeJong, CFA. The portfolio managers for NMZ are Daniel Close, CFA, and Stephen Candido, CFA. The portfolio managers for NMCO are Daniel Close, CFA, Steven Hlavin and Stephen Candido, CFA. The portfolio managers for NDMO are Timothy Ryan, CFA, Daniel Close, CFA, and Stephen Candido, CFA.

Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended October 31, 2024. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

What factors affected markets during the reporting period?

•

Municipal bond yields ended the reporting period lower than where they started, although the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and the U.S. election.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The portfolio management team took advantage of periods of market softness to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2024, NVG returned 22.15%. The Fund outperformed the returns of the NVG Blended Benchmark, which returned 12.62%. The NVG Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.

Top contributors to relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Duration and yield curve positioning, specifically an overweight to the longest-duration bonds (12 years and longer) and an underweight to bonds with durations under six years.

•	Credit selection, especially in single-family housing (although the overweight detracted), hospitals, dedicated tax and industrial development revenue (IDR) bonds.

Top detractors from relative performance

•	Sector allocation, primarily an overweight exposure to single-family housing and pre-refunded bonds and an underweight exposure to IDR bonds.

•	Credit quality positioning, driven by the underweight to non-rated bonds.

Nuveen Municipal Credit Income Fund (NZF)

What factors affected markets during the reporting period?

•

Municipal bond yields ended the reporting period lower than where they started, although the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and the U.S. election.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to- date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The portfolio management team took advantage of periods of market softness to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2024, NZF returned 19.50%. The Fund outperformed the returns of the NZF Blended Benchmark, which returned 12.62%. The NZF Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.

Top contributors to relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Duration and yield curve positioning, largely driven by an overweight to the longest end of the yield curve and an underweight to the shortest end of the yield curve.

•	Credit quality positioning, especially the underweight allocations to AAA-rated and AA-rated bonds and overweight allocations to BBB-rated and below-investment-grade bonds.

•	Although overall sector allocation detracted, an overweight to the health care sector was a positive contributor.

Top detractors from relative performance

•	Sector allocation, particularly an underweight to the life care and industrial development revenue sectors.

•	While overall credit quality positioning was beneficial to relative performance, an overweight to A-rated bonds detracted.

Nuveen Municipal High Income Opportunity Fund (NMZ)

What factors affected markets during the reporting period?

•

Municipal bond yields ended the reporting period lower than where they started, although the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and the U.S. election.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to- date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The portfolio management team took advantage of periods of market softness to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

(continued)

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2024, NMZ returned 24.79%. The Fund outperformed the returns of the S&P Municipal Yield Index, which returned 16.94%.

Top contributors to relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Duration positioning, driven by the longer-duration profile and overweight to longer-dated bonds.

•	Credit quality positioning, specifically the overweight exposure to below-investment-grade and non-rated bonds.

Top detractors from relative performance

•	Sector allocation, particularly the underweight to senior living/life care and overweight to transportation.

•	Short position in a basket of energy stocks, implemented to manage risk against a potentially meaningful downturn in the Fund’s Vistra Vision equity position.

Nuveen Municipal Credit Opportunities Fund (NMCO)

What factors affected markets during the reporting period?

•

Municipal bond yields ended the reporting period lower than where they started, although the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and the U.S. election.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The Fund worked to reinvest cash from called and maturing bonds and coupon income in new issues offering high tax-exempt income and attractive spreads and in secondary market opportunities where pricing dislocations presented attractive relative value.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2024, NMCO returned 23.33%. The Fund outperformed the returns of the S&P Municipal Yield Index, which returned 16.94%.

Top contributors to relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Overweight to below-investment-grade and non-rated bonds.

•	Credit selection, specifically in senior living and Puerto Rico bonds.

•	Equity position in Vistra Vision.

Top detractors from relative performance

•	Underweight allocation to the health care sector.

•	Overweight allocation to certain transportation sub-sectors.

•	Underweight allocation to the multi-family housing sector.

•

Although the Fund’s Vistra Vision equity position was a positive contributor, a short position in a basket of energy stocks, implemented to manage risk against a potentially meaningful downturn in the Fund’s Vistra Vision equity position, had a negative impact.

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

What factors affected markets during the reporting period?

•

Municipal bond yields ended the reporting period lower than where they started, although the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and the U.S. election.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to- date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The Fund maintained its longer-duration profile relative to the index, which helped support its income earnings capability. The Fund emphasized higher-coupon, longer-maturity bonds for their liquidity characteristics (in the event of a market downturn) and higher tax-exempt income. The Fund also continued to selectively add to its high yield exposure.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2024, NDMO returned 20.99%. The Fund outperformed the returns of the S&P Municipal Bond Index, which returned 10.08%.

Top contributors to relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Individual credit selection, led by holdings in PureCycle, Colorado Metropolitan District, Brightline and Catholic Health Systems.

•	Credit quality positioning, specifically the overweights to lower-investment-grade and below- investment-grade bonds.

•	Duration and yield curve positioning, as the Fund’s overall duration profile was longer than the benchmark and its holdings outperformed across all maturities except the longest.

Top detractors from relative performance

•	Exposure to U.S. Treasury securities held as short-term placeholders to maintain the Fund’s overall duration while building longer-term municipal bond positions.

(continued)

•	Underperformance of selected positions, including KDC Agribusiness, Fulcrum Sierra and Lutheran Homes.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard

& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions are current as of October 31, 2024. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts

Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO	NDMO

November	$0.0505	$0.0515	$0.0425	$0.0455	$0.0620
December	0.0505	0.0515	0.0425	0.0455	0.0620
January	0.0505	0.0515	0.0425	0.0455	0.0620
February	0.0505	0.0515	0.0425	0.0455	0.0620
March	0.0575	0.0575	0.0475	0.0500	0.0620
April	0.0575	0.0575	0.0475	0.0500	0.0620
May	0.0575	0.0575	0.0475	0.0500	0.0620
June	0.0790	0.0795	0.0655	0.0685	0.0620
July	0.0790	0.0795	0.0655	0.0685	0.0620
August	0.0790	0.0795	0.0655	0.0685	0.0620
September	0.0790	0.0795	0.0655	0.0685	0.0620
October	0.0790	0.0795	0.0655	0.0685	0.0620

Total Distributions from Net Investment Income	$0.7695	$0.7760	$0.6400	$0.6745	$0.7440

Yields	NVG	NZF	NMZ	NMCO	NDMO

Market Yield	7.41%	7.52%	7.05%	7.41%	6.94%
Taxable-Equivalent Yield	12.48%	12.70%	11.79%	12.38%	11.54%

[1]

Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable- Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

NVG, NZF, NMZ and NMCO sought to pay regular monthly dividends out of their net investment income at a rate that reflected their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund paid dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

NDMO made regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund sought to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns would cause its NAV per share to erode. For additional information, refer to the Notes to Financial Statements herein.

Effective for distributions payable on December 1, 2023, (December 29, 2023 for NDMO) each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, NVG, NMZ, NMCO and NDMO were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NVG, NMZ, NMCO and NDMO, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	NVG	NMZ*	NMCO	NDMO
Maximum aggregate offering	Unlimited	Unlimited	$70,100,000**	$363,900,000***

*	The Fund carried forward 13,340,607 common shares from the 19,500,000 additional previously authorized common shares.
**	For the period October 3, 2024 through October 31, 2024. For the period November 1, 2023 through October 2, 2024, the maximum aggregate offering was 90,000,000.
***	For the period August 26, 2024 through October 31, 2024. For the period November 1, 2023 through August 25, 2024, the maximum aggregate offering was 250,000,000.

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

NMZ
Common shares sold through shelf offering	1,078,509

Weighted average premium to NAV per common share sold	1.23%

Refer to Notes to Financial Statements, for further details on Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2024, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO

Common shares repurchased and retired	202,500	67,500	0	0	0
Common shares authorized for repurchase	21,350,000	19,370,000	11,050,000	5,480,000	5,955,000

About the Funds’ Benchmarks

S&P Municipal Bond High Yield Index: An index designed to measure the performance of tax-exempt high yield municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Investment Grade Index: An index designed to measure the performance of tax-exempt investment grade municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings

The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Impact of Leverage

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage Ratios

Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Fund Performance, Leverage and Holdings October 31, 2024

Performance*

		Total Returns as of October 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NVG at Common Share NAV	3/25/02	22.15%	0.38%	3.44%

NVG at Common Share Price	3/25/02	35.73%	0.35%	4.68%

S&P Municipal Bond Index	–	10.08%	1.22%	2.38%

NVG Blended Benchmark	–	12.63%	1.84%	3.09%

*    For purposes of Fund performance, relative results are measured against the NVG Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$13.62	$12.79	(6.09)%	(11.28)%

Growth of an Assumed $10,000 Investment as of October 31, 2024 - Common Share Price

(continued)

Leverage and Holdings

Leverage

Effective Leverage	40.37%

Regulatory Leverage	37.62%

Fund Allocation (% of net assets)

Municipal Bonds	162.9%

Variable Rate Senior Loan Interests	0.0%

Other Assets & Liabilities, Net	4.3%

Floating Rate Obligations	(7.1)%

MFP Shares, Net	(17.7)%

VRDP Shares, Net	(42.4)%

Net Assets	100%

Portfolio Credit Quality (% of total investments)

U.S. Guaranteed	6.0%

AAA	8.1%

AA	21.3%

A	21.5%

BBB	14.5%

BB or Lower	10.6%

N/R (not rated)	18.0%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	17.6%

Health Care	13.5%

Tax Obligation/General	13.5%

Utilities	10.6%

Education and Civic Organizations	9.6%

Housing/Single Family	9.2%

Transportation	8.3%

U.S. Guaranteed	6.0%

Other	11.7%

Variable Rate Senior Loan Interests	0.0%

Total	100%

States and Territories[1] (% of total municipal bonds)

Illinois	13.9%

Texas	7.7%

California	7.3%

Colorado	5.7%

New York	5.5%

Ohio	5.3%

Puerto Rico	4.3%

Pennsylvania	3.2%

Wisconsin	3.0%

New Jersey	2.9%

Georgia	2.7%

District of Columbia	2.6%

Connecticut	2.5%

Florida	2.5%

Arizona	1.9%

Michigan	1.9%

South Carolina	1.8%

Massachusetts	1.8%

Kentucky	1.5%

North Dakota	1.5%

Alabama	1.4%

Indiana	1.4%

Rhode Island	1.3%

Maryland	1.2%

Missouri	1.2%

Other	14.0%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NZF	Nuveen Municipal Credit Income Fund
Fund Performance, Leverage and Holdings October 31, 2024

Performance*

		Total Returns as of October 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NZF at Common Share NAV	9/25/01	19.50%	0.63%	3.49%

NZF at Common Share Price	9/25/01	33.80%	0.51%	4.70%

S&P Municipal Bond Index	–	10.08%	1.22%	2.38%

NZF Blended Benchmark	–	12.63%	1.84%	3.09%

*   For purposes of Fund performance, relative results are measured against the NZF Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$13.51	$12.69	(6.07)%	(11.38)%

Growth of an Assumed $10,000 Investment as of October 31, 2024 - Common Share Price

(continued)

Leverage and Holdings

Leverage
Effective Leverage	39.42%
Regulatory Leverage	33.49%

Fund Allocation (% of net assets)
Municipal Bonds	159.3%
Variable Rate Senior Loan Interests	0.0%
Other Assets & Liabilities, Net	5.2%
Floating Rate Obligations	(14.3)%
MFP Shares, Net	(24.5)%
VRDP Shares, Net	(25.7)%
Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.1%
AAA	1.5%
AA	13.4%
A	31.1%
BBB	24.3%
BB or Lower	12.9%
N/R (not rated)	12.7%
Total	100%

Portfolio Composition (% of total investments)
Health Care	23.0%
Transportation	22.7%
Tax Obligation/Limited	19.7%
Tax Obligation/General	11.1%
Utilities	7.1%
U.S. Guaranteed	4.1%
Education and Civic Organizations	3.7%
Other	8.6%
Variable Rate Senior Loan Interests	0.0%
Total	100%

States and Territories[1] (% of total municipal bonds)
Illinois	14.7%
New York	12.5%
California	11.8%
Texas	6.8%
Pennsylvania	5.5%
Ohio	5.4%
Colorado	4.8%
Florida	4.6%
New Jersey	4.5%
Puerto Rico	4.5%
South Carolina	2.8%
Virginia	2.7%
Washington	1.9%
Oklahoma	1.5%
North Dakota	1.4%
Georgia	1.2%
Minnesota	1.2%
Missouri	1.2%
Wisconsin	1.0%
Arizona	0.9%
Other	9.1%
Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMZ	Nuveen Municipal High Income Opportunity Fund
Fund Performance, Leverage and Holdings October 31, 2024

Performance*

		Total Returns as of October 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NMZ at Common Share NAV	11/19/03	24.79%	0.97%	3.80%

NMZ at Common Share Price	11/19/03	41.44%	0.77%	4.26%

S&P Municipal Yield Index	–	16.94%	2.53%	4.20%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$11.19	$11.15	(0.36)%	(6.04)%

Growth of an Assumed $10,000 Investment as of October 31, 2024 - Common Share Price

(continued)

Leverage and Holdings

Leverage
Effective Leverage	39.68%
Regulatory Leverage	22.23%

Fund Allocation (% of net assets)
Municipal Bonds	158.3%
Variable Rate Senior Loan Interests	0.0%
Common Stocks	0.0%
Short-Term Municipal Bonds	0.7%
Other Assets & Liabilities, Net	5.9%
Floating Rate Obligations	(36.3)%
AMTP Shares, Net	(28.6)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	31.3%
Transportation	19.6%
Health Care	10.7%
Education and Civic Organizations	10.4%
Tax Obligation/General	6.2%
Housing/Multifamily	5.3%
Utilities	3.7%
Other	12.8%
Variable Rate Senior Loan Interests	0.0%
Common Stocks	0.0%
Total	100%

States and Territories[1] (% of total municipal bonds)
Florida	12.3%
Illinois	10.9%
Colorado	9.5%
New York	8.6%
California	8.2%
Puerto Rico	6.2%
Wisconsin	5.4%
Texas	4.7%
Missouri	2.9%
Ohio	2.7%
New Jersey	2.5%
Arizona	2.5%
Virginia	2.1%
Alabama	1.8%
Michigan	1.8%
Other	17.9%
Total	100%

Portfolio Credit Quality (% of total investments)
U.S. Guaranteed	1.9%
AAA	1.5%
AA	8.4%
A	18.9%
BBB	12.7%
BB or Lower	8.6%
N/R (not rated)	48.0%
Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMCO	Nuveen Municipal Credit Opportunities Fund
Fund Performance, Leverage and Holdings October 31, 2024

Performance*

		Total Returns as of October 31, 2024

		Average Annual

	Inception Date	1-Year	5-Year	Since Inception

NMCO at Common Share NAV	9/16/19	23.33%	0.33%	0.43%

NMCO at Common Share Price	9/16/19	36.29%	(0.88)%	(0.37)%

S&P Municipal Yield Index	–	16.94%	2.53%	2.64%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$11.72	$11.10	(5.29)%	(8.89)%

Growth of an Assumed $10,000 Investment as of October 31, 2024 - Common Share Price

(continued)

Leverage and Holdings

Leverage
Effective Leverage	41.25%
Regulatory Leverage	39.25%

Fund Allocation (% of net assets)
Municipal Bonds	161.4%
Variable Rate Senior Loan Interests	0.0%
Other Assets & Liabilities, Net	8.7%
Floating Rate Obligations	(5.6)%
MFP Shares, Net	(64.5)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
U.S. Guaranteed	0.3%
AAA	0.5%
AA	3.0%
A	9.1%
BBB	12.1%
BB or Lower	15.7%
N/R (not rated)	59.3%
Total	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	29.1%
Education and Civic Organizations	14.5%
Transportation	12.8%
Long-Term Care	7.2%
Industrials	7.2%
Consumer Staples	6.7%
Health Care	6.6%
Tax Obligation/General	6.3%
Utilities	5.0%
Other	4.6%
Variable Rate Senior Loan Interests	0.0%
Total	100%

States and Territories[1] (% of total municipal bonds)
Colorado	10.3%
Wisconsin	10.0%
Illinois	9.9%
Florida	9.4%
New York	8.5%
Puerto Rico	5.7%
California	5.3%
Ohio	4.5%
Texas	3.8%
Alabama	3.4%
Georgia	3.0%
District of Columbia	2.4%
Pennsylvania	2.1%
Utah	2.0%
Arkansas	1.9%
Other	17.8%
Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NDMO	Nuveen Dynamic Municipal Opportunities Fund Fund Performance, Leverage and Holdings October 31, 2024

Performance*

		Total Returns as of October 31, 2024

		Average Annual

	Inception Date	1-Year	Since Inception

NDMO at Common Share NAV	8/26/20	20.99%	(0.65)%

NDMO at Common Share Price	8/26/20	26.01%	(1.26)%

S&P Municipal Yield Index	–	16.94%	2.44%

S&P Municipal Bond Index	–	10.08%	0.57%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$11.09	$10.72	(3.34)%	(3.56)%

Growth of an Assumed $10,000 Investment as of October 31, 2024 - Common Share Price

(continued)

Leverage and Holdings

Leverage

Effective Leverage	28.87%

Regulatory Leverage	26.65%

Fund Allocation (% of net assets)

Municipal Bonds	136.4%

Corporate Bonds	1.5%

Variable Rate Senior Loan Interests	0.0%

Short-Term Municipal Bonds	1.3%

Other Assets & Liabilities, Net	1.4%

Floating Rate Obligations	(4.3)%

MFP Shares, Net	(36.3)%

Net Assets	100%

Portfolio Credit Quality (% of total investments)

U.S. Guaranteed	0.2%

AAA	2.4%

AA	17.3%

A	18.9%

BBB	10.3%

BB or Lower	11.7

N/R (not rated)	39.2%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	27.3%

Transportation	14.8%

Education and Civic Organizations	12.7%

Utilities	12.1%

Tax Obligation/General	10.0%

Health Care	8.7%

Industrials	4.8%

Other	8.5%

Corporate Bonds	1.1%

Variable Rate Senior Loan Interests	0.0%

Total	100%

States and Territories[1] (% of total municipal bonds)

New York	13.7%

Colorado	12.9%

Florida	9.4%

Texas	7.4%

California	6.6%

Puerto Rico	4.9%

Illinois	4.4%

Alabama	4.4%

Arizona	4.3%

Wisconsin	4.0%

Pennsylvania	3.4%

Tennessee	2.0%

Indiana	1.9%

Michigan	1.9%

Washington	1.6%

Other	17.2%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund, and Nuveen Dynamic Municipal Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds Listed in Appendix A (the Funds), including the portfolios of investments, as of October 31, 2024, the related statements of operations, cash flows and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2024, the results of their operations, cash flows and the changes in their net assets and their financial highlights for the periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

December 26, 2024

Report of Independent Registered Public Accounting Firm  (continued)

Appendix A

For the year ended October 31, 2024 (statements of operations and cash flows); for each of the years in the two-year period ended October 31, 2024 (statements of changes in net assets); for each of the years in the five-year period ended October 31, 2024 (financial highlights):

Nuveen AMT-Free Municipal Credit Income Fund

Nuveen Municipal Credit Income Fund

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal Credit Opportunities Fund

For the year ended October 31, 2024 (statements of operations and cash flows); for each of the years in the two-year period ended October 31, 2024 (statements of changes in net assets); for each of the years in the four-year period ended October 31, 2024, and the period August 26, 2020 (commencement of operations) through October 31, 2020 (financial highlights):

Nuveen Dynamic Municipal Opportunities Fund

Portfolio of Investments October 31, 2024

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 162.9% (100.0% of Total Investments)

		MUNICIPAL BONDS - 162.9% (100.0% of Total Investments)

		ALABAMA - 2.3% (1.4% of Total Investments)
$3,160,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024B	4.700%	10/01/49	$3,206,562
1,460,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024B	4.800	10/01/54	1,471,145
2,000,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024C	4.625	10/01/49	2,017,469
3,645,000	(a)	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A	6.000	09/01/45	3,663,741
1,000,000		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A	4.000	07/01/43	966,191
7,500,000		Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Prepay Morgan Stanley Series 2022C-1, (Mandatory Put 6/01/29)	5.250	02/01/53	7,958,225
2,285,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/49	2,439,279
30,730,000		Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A	5.000	09/01/46	33,795,591
8,100,000		Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015	5.875	04/15/45	6,003,897
1,000,000		The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A	5.250	08/01/30	969,414
1,300,000		The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A	5.500	08/01/35	1,232,269
4,220,000	(a)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	4,294,334

		TOTAL ALABAMA			68,018,117

		ALASKA - 0.5% (0.3% of Total Investments)
2,000,000		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2024A-II	4.700	12/01/49	2,028,254
1,780,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1	4.000	06/01/39	1,764,752
2,490,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1	4.000	06/01/41	2,421,067
8,100,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1	4.000	06/01/50	7,334,102
665,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-1 Class 2	4.000	06/01/50	667,659
9,055,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2 Class 2	0.000	06/01/66	1,185,259

		TOTAL ALASKA			15,401,093

		ARIZONA - 3.1% (1.9% of Total Investments)
5,000,000		Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2024A	5.000	07/01/50	5,407,588
1,475,000	(a)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D	5.000	07/01/47	1,475,852
6,290,000	(a)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019	5.000	07/01/54	6,126,043
3,260,000	(a)	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A	6.375	06/01/39	3,412,837
2,105,000		Arizona Industrial Development Authority, Single Family Mortgage Revenue Bonds, Series 2024A	4.700	10/01/51	2,107,353
1,000,000		Arizona Industrial Development Authority, Single Family Mortgage Revenue Bonds, Series 2024C	4.650	10/01/49	1,010,344
3,142,196	(a),(b)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A	7.000	07/01/41	2,419,491

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ARIZONA (continued)
$880,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C	4.750%	09/01/49	$886,049
1,350,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A	4.000	07/01/56	1,118,096
1,730,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/49	1,729,975
1,975,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/54	1,948,210
800,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016	5.000	07/01/47	800,080
6,000,000		Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B - FGIC Insured	5.500	07/01/37	7,232,832
8,755,000		Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B - FGIC Insured	5.500	07/01/39	10,641,556
620,000	(a)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/35	622,751
1,025,000	(a)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/46	1,025,218
1,130,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.250	07/01/36	1,139,036
1,850,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.375	07/01/46	1,854,273
2,135,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.500	07/01/51	2,140,776
2,920,000	(a)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019	5.875	07/01/51	2,945,307
3,050,000	(a)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017	6.750	02/01/50	3,144,348
20,460,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2024A	5.000	01/01/54	22,085,688
6,120,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/32	6,584,287
2,365,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	2,566,678

		TOTAL ARIZONA			90,424,668

		ARKANSAS - 0.7% (0.4% of Total Investments)
2,750,000	(a)	Arkansas Development Finance Authority, Charter School Revenue Bonds, Academy of Math and Science - Little Rock Project Series 2024A	7.000	07/01/59	2,659,432
1,000,000		Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2024A	4.600	07/01/49	1,006,826
1,000,000		Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2024A	4.650	01/01/54	1,008,358
2,635,000		Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006 - AMBAC Insured	0.000	07/01/36	1,591,356

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ARKANSAS (continued)
$20,480,000		Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006 - AMBAC Insured	0.000%	07/01/46	$7,128,304
1,250,000		Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Green Series 2024 - BAM Insured	4.125	10/01/49	1,205,833
625,000	(c)	Centerton, Arkansas, Sales Tax and Use Bonds, Improvement Series 2024	4.000	11/01/54	599,817
5,550,000		Springdale, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Improvement Series 2023B - BAM Insured	4.125	08/01/50	5,354,296

		TOTAL ARKANSAS			20,554,222

		CALIFORNIA - 11.9% (7.3% of Total Investments)
6,135,000		Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B - AGC Insured	0.000	08/01/30	5,145,216
6,820,000	(d)	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured, (ETM)	0.000	09/01/35	4,725,468
5,795,000		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured	0.000	09/01/35	3,884,204
4,100,000		Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A	5.000	03/01/41	4,106,201
3,875,000		Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2022C - BAM Insured	2.500	11/01/46	2,741,245
10,000,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024D, (Mandatory Put 9/01/32)	1.000	02/01/55	10,788,936
2,325,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Fountains at Emerald Park, Senior Lien Series 2021A-1	3.000	08/01/56	1,716,577
2,000,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-1	3.000	02/01/57	1,425,201
190,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1	5.000	06/01/49	193,136
50,460,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2	0.000	06/01/55	9,701,006
1,500,000		California County Tobacco Securitization Agency, Tobacco Settlement Bonds, Gold Country Settlement Funding Corporation, Senior Series 2020A	4.000	06/01/49	1,389,100
5,000,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2019V-1	5.000	05/01/49	6,024,268
12,940,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2019V-1, (UB)	5.000	05/01/49	15,590,804
10,000,000		California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2021V-2	5.000	04/01/51	12,077,650
8,300,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, (UB)	5.000	05/01/45	9,993,398
1,000,000		California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A	5.000	08/15/54	1,005,890
3,065,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/31	3,099,465
1,000,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/36	1,007,402
555,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/41	556,104
195,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/46	192,447
260,000		California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A	5.000	06/01/36	262,783
435,000		California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A	5.000	06/01/46	436,023

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$3,000,000	(a)	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A	6.000%	10/01/50	$3,065,614
5,425,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019	5.000	11/21/45	5,551,513
2,050,000		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017	5.000	10/15/47	2,063,623
735,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016	5.000	06/01/46	571,165
715,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A	5.000	06/01/36	716,600
570,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A	5.125	06/01/47	566,579
80,000		California State, General Obligation Bonds, Series 2002 - NPFG Insured	5.000	10/01/32	80,145
5,000		California State, General Obligation Bonds, Series 2004 - AMBAC Insured	5.000	04/01/31	5,009
5,915,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	5,917,451
63,130,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	63,796,501
7,130,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	7,354,047
5,952	(b),(f)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.750	07/01/30	5,952
17,179	(b),(f)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.750	07/01/35	17,179
5,000,000	(d)	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A - FGIC Insured, (ETM)	0.000	08/01/25	4,880,758
5,330,000	(a)	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1	3.000	08/01/56	3,765,688
4,000,000	(a)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33, Senior Series 2021A-1	3.000	12/01/56	2,832,479
3,410,000		Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C - AGM Insured	0.000	08/01/33	2,520,547
14,375,000		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C - AGM Insured	0.000	08/01/39	7,640,578
2,000,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1	3.600	05/01/47	1,667,131
5,000,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2	3.250	05/01/57	3,490,551
5,000,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Escondido Portfolio, Social Senior Lien Series 2021A-2	4.000	06/01/58	3,920,067
4,720,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1	3.400	10/01/46	3,818,930
15,985,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.125	07/01/56	11,050,400
5,000,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2	3.000	12/01/56	3,483,765

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$2,475,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien Series 2021A	3.250%	10/01/58	$1,749,481
12,500,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A-2	4.000	12/01/58	9,715,451
2,615,000		El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A - AGM Insured	6.900	08/01/31	2,972,670
3,600,000		El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A - AGM Insured	7.050	08/01/34	4,090,083
3,960,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A - AGM Insured	0.000	01/15/34	2,850,693
5,000,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A - AGM Insured	0.000	01/15/35	3,457,803
910,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A	6.850	01/15/42	1,074,695
4,595,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1	3.500	01/15/53	3,977,071
7,860,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	853,968
1,825,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1	5.000	06/01/51	1,919,298
5,600,000		Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006 - AGM Insured	0.000	11/01/24	5,600,000
5,795,000		Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006 - AGM Insured	0.000	11/01/25	5,621,684
1,050,000		Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A - AGM Insured	4.375	09/02/25	1,051,116
7,575,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	0.000	08/01/43	7,457,994
3,310,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B	6.500	11/01/39	4,221,013
3,960,000		Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured	0.000	08/01/26	3,759,695
605,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	574,811
270,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	256,528
540,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	513,055
530,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	503,554
110,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/28	98,807
170,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/28	152,702

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$1,715,000		Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured	0.000%	08/01/28	$1,535,957
225,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/28	202,106
3,905,000		Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A	4.250	08/15/38	3,911,325
2,560,000		Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021	2.000	11/01/42	1,742,877
1,940,000		Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021	2.125	11/01/44	1,301,001
3,700,000		Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A - NPFG Insured	0.000	08/01/25	3,575,400
7,935,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A - AGC Insured	7.000	08/01/38	8,950,979
9,145,000		Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999 - AMBAC Insured	0.000	08/01/30	7,510,722
480,000		San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015	5.000	09/01/40	483,424
905,000		San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015	5.000	09/01/46	910,070
2,680,000	(d)	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, (Pre-refunded 1/15/25)	5.000	01/15/44	2,690,016
8,275,000	(d)	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, (Pre-refunded 1/15/25)	5.000	01/15/50	8,305,926
3,400,000		San Mateo County Community College District, California, General Obligation Bonds, Series 2006C - NPFG Insured	0.000	09/01/30	2,844,394
4,340,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G - AGM Insured	0.000	08/01/34	3,041,850
605,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017	6.250	09/01/47	631,689

		TOTAL CALIFORNIA			344,954,704

		COLORADO - 9.3% (5.7% of Total Investments)
4,300,000		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2021	4.375	12/01/52	3,806,207
850,000		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A	5.000	12/01/39	848,011
806,000		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A	5.500	12/01/36	806,528
1,175,000		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A	5.750	12/01/46	1,175,530
700,000		Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A	5.000	12/01/47	707,812
3,410,000		Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A	6.125	12/01/47	3,450,813
1,690,000		Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A	6.125	12/01/47	1,710,227
1,140,000	(a)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/37	1,127,092
5,465,000	(a)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/47	5,190,566

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$4,475,000		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2020A	5.000%	12/01/51	$4,176,577
930,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016	3.625	08/01/46	774,461
1,165,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A	5.000	12/01/38	1,165,406
3,675,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016	3.750	06/15/47	3,087,795
1,750,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016	3.250	06/01/46	1,350,124
2,460,000	(d)	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, (Pre-refunded 6/01/27)	5.000	06/01/42	2,583,425
23,470,000	(d)	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, (Pre-refunded 6/01/27)	5.000	06/01/47	24,647,551
2,140,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	4.000	08/01/49	1,964,785
4,900,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2020A	4.000	12/01/50	4,263,955
1,410,000	(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, (Pre-refunded 6/01/25)	5.000	06/01/32	1,423,191
2,000,000	(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, (Pre-refunded 6/01/25)	5.000	06/01/33	2,018,710
5,870,000	(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, (Pre-refunded 6/01/25)	5.000	06/01/40	5,924,915
6,920,000	(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, (Pre-refunded 6/01/25)	5.000	06/01/45	6,984,738
2,035,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A	5.250	05/15/47	2,054,664
13,610,000		Colorado Housing and Finance Authority, Multifamily Project Bonds, Class I Series 2020B	2.350	10/01/43	9,353,380
4,105,000		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018	5.875	12/01/46	4,116,741
600,000		Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A	5.000	12/01/49	565,625
1,480,000		Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A	5.250	12/01/47	1,467,768
1,255,000		Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B	5.250	12/01/47	1,241,336
500,000		Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016	5.250	12/01/40	500,555
11,855,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	6,700,293
2,125,000	(a)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	2,139,388
425,000	(a)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	427,877

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$11,700,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A	0.000%	09/01/41	$5,544,203
6,525,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B - NPFG Insured	0.000	09/01/26	6,139,913
17,030,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/25	16,542,940
10,005,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/32	7,430,247
43,090,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/33	30,533,359
20,000,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/27	18,202,820
1,180,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/28	1,036,375
7,000,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/34	4,731,127
5,575,000	(a)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	5,436,744
590,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	569,432
3,215,000	(a)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	3,153,945
490,000		Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A	5.000	12/01/39	475,738
1,005,000		Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015	5.750	12/15/46	898,389
5,355,000		Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015	6.000	12/15/50	4,855,227
860,000		Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016	5.000	12/01/35	860,872
5,155,000		North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2016B	3.500	12/01/45	4,220,462
978,000		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A	5.625	12/01/37	978,512
1,000,000		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A	5.750	12/01/47	1,001,686
3,380,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/39	3,244,283
6,900,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/49	6,310,611
660,000		Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016	5.000	12/01/36	666,412
1,060,000		Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016	5.000	12/01/46	1,060,346
660,000		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A	5.000	12/01/45	663,968
1,000,000	(a),(g)	Parkdale Community Authority, Erie County, Colorado, Limited Tax Supported Convertible Capital Appreciation Revenue Bonds, District 2, Series 2024A	0.000	12/01/53	765,948
1,335,000	(a)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/41	1,224,066
4,000,000	(g)	Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Convertible Capital Appreciation Bonds, Series 2022A-2	0.000	12/01/52	2,427,962
2,760,000	(a)	Prairie Center Metopolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A	5.000	12/15/41	2,771,238

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$1,500,000		Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021	4.000%	12/01/41	$1,354,467
1,310,000		Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018	5.375	12/01/37	1,325,502
3,265,000		Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018	5.500	12/01/47	3,285,084
5,050,000		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A	3.000	07/15/37	4,470,883
1,320,000		Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue Bonds, Series 2022A	5.000	12/01/52	1,170,601
1,000,000		St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A	5.000	12/01/37	1,000,799
1,000,000		STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A	5.000	12/01/38	981,325
570,000		STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A	5.000	12/01/49	541,086
765,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Senior Series 2020A	4.250	12/01/50	695,667
600,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Special Improvement Revenue Bonds, Special District 1, Series 2024	5.625	12/01/43	617,764
2,765,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.125	12/01/50	2,576,226
450,000		The Village at Dry Creek Metropolitan District No. 2, In the City of Thornton, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019	4.375	12/01/44	435,141
500,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2	5.500	12/01/51	392,315
900,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/51	712,276
3,410,000		Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020 - AGM Insured	5.000	12/01/50	3,526,318
8,260,000		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022	6.750	12/01/52	8,043,690

		TOTAL COLORADO			270,632,015

		CONNECTICUT - 4.1% (2.5% of Total Investments)
2,345,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2014A - AGM Insured	5.000	07/01/32	2,351,959
1,600,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2014A - AGM Insured	5.000	07/01/34	1,604,748
2,800,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2016D - AGM Insured	5.000	08/15/41	2,839,813
1,470,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2017A	5.000	11/01/36	1,524,192
750,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2017A	5.000	11/01/37	776,703
1,100,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A	5.000	08/01/44	1,100,007
590,000	(a)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A	5.000	09/01/46	579,195
2,540,000	(a)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A	5.000	09/01/53	2,420,653
3,000,000	(a)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1	5.000	10/01/54	2,399,734

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONNECTICUT (continued)
$1,915,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O	5.000%	07/01/36	$1,925,130
1,770,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/41	1,671,645
2,000,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/49	1,799,786
5,000,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L	4.125	07/01/41	4,999,460
1,745,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L	5.000	07/01/45	1,753,571
500,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M	5.000	07/01/34	509,864
1,250,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M	5.000	07/01/36	1,273,162
5,145,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1	5.000	07/01/42	5,190,239
4,025,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K	4.000	07/01/46	3,695,186
2,250,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1	5.000	07/01/38	2,261,315
1,775,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B	4.500	11/15/43	1,782,184
13,425,000	(e)	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B, (UB)	4.650	11/15/48	13,584,113
2,940,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2024A	4.450	11/15/44	2,937,811
480,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2024C-1	4.700	05/15/50	483,945
1,250,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Sustainability Green Series 2024D-1	4.750	11/15/49	1,270,274
2,145,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Sustainability Green Series 2024D-1	4.800	11/15/54	2,179,724
3,500,000		Connecticut State, General Obligation Bonds, Series 2014F	5.000	11/15/34	3,510,973
2,630,000		Connecticut State, General Obligation Bonds, Series 2015F	5.000	11/15/34	2,663,813
3,750,000		Connecticut State, General Obligation Bonds, Series 2017A	5.000	04/15/35	3,874,365
2,315,000		Connecticut State, General Obligation Bonds, Series 2018A	5.000	04/15/37	2,428,903
5,000,000		Connecticut State, General Obligation Bonds, Series 2018A	5.000	04/15/38	5,239,279
1,035,000		Connecticut State, General Obligation Bonds, Series 2018E	5.000	09/15/37	1,090,717
2,145,000		Connecticut State, General Obligation Bonds, Social Series 2024G	3.000	11/15/42	1,898,003
2,260,000		Connecticut State, General Obligation Bonds, Social Series 2024G	3.000	11/15/43	1,967,508
1,380,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A	5.000	08/01/33	1,393,344
5,300,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A	5.000	09/01/33	5,437,081
1,075,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A	5.000	09/01/34	1,100,192
3,500,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A	5.000	09/01/33	3,502,552
55,000		Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A - NPFG Insured	5.000	08/15/35	55,021
2,315,000	(a)	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017	5.000	04/01/39	2,333,268
2,285,000		Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2018	5.000	07/15/36	2,410,840
1,550,000		New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A - AGM Insured	5.000	08/15/35	1,586,826
790,000		New Haven, Connecticut, General Obligation Bonds, Series 2015 - AGM Insured	5.000	09/01/32	799,723

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONNECTICUT (continued)
$1,620,000		New Haven, Connecticut, General Obligation Bonds, Series 2015 - AGM Insured	5.000%	09/01/33	$1,638,803
500,000		New Haven, Connecticut, General Obligation Bonds, Series 2015 - AGM Insured	5.000	09/01/35	505,361
1,045,000		New Haven, Connecticut, General Obligation Bonds, Series 2017A	5.000	08/01/35	1,075,496
1,425,000		New Haven, Connecticut, General Obligation Bonds, Series 2017A	5.000	08/01/36	1,464,425
2,220,000		South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-Second Series 2016B	5.000	08/01/37	2,283,132
500,000		Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A	5.250	08/15/43	500,361
1,285,000		Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Steelpointe Harbor Project, Series 2021	4.000	04/01/51	1,064,360
1,005,000		Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A - BAM Insured	5.000	08/15/30	1,066,997
2,250,000		University of Connecticut, General Obligation Bonds, Series 2015A	5.000	03/15/31	2,304,319
445,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/30	451,971
390,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/31	395,845
610,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/32	618,824
445,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/33	451,288
445,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/34	451,036

		TOTAL CONNECTICUT			118,479,039

		DELAWARE - 0.5% (0.3% of Total Investments)
5,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024A	4.625	07/01/49	5,041
700,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024A	4.700	07/01/54	707,731
1,455,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B	4.650	07/01/49	1,470,104
1,020,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B	4.750	07/01/54	1,027,245
3,475,000	(c)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024D	4.450	07/01/49	3,449,830
2,395,000	(c)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024D	4.500	07/01/54	2,356,892
3,010,000		Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A	5.000	07/01/48	3,023,783
1,000,000		Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A	5.000	07/01/58	999,923

		TOTAL DELAWARE			13,040,549

		DISTRICT OF COLUMBIA - 4.2% (2.6% of Total Investments)
3,780,000		District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013	5.000	10/01/45	3,726,786
182,000,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	45,837,665
15,980,000		District of Columbia, General Obligation Bonds, Series 2024A	5.000	08/01/49	17,260,509
3,670,000		District of Columbia, Income Tax Secured Revenue Bonds, Series 2023A	5.250	05/01/48	4,019,385
1,500,000		District of Columbia, Washington, D.C., Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A	5.000	07/01/42	1,498,152

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		DISTRICT OF COLUMBIA (continued)
$17,595,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	2.750%	10/01/53	$11,654,636
22,015,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	3.000	10/01/53	16,016,584
11,000,000	(d)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, (Pre-refunded 10/01/26) - AGC Insured	6.500	10/01/41	11,740,225
10,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B	6.500	10/01/44	10,952,431

		TOTAL DISTRICT OF COLUMBIA			122,706,373

		FLORIDA - 4.0% (2.5% of Total Investments)
990,000		Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016	4.700	05/01/36	991,882
3,350,000	(a)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020	5.000	12/15/50	3,075,665
1,290,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018	6.100	08/15/38	1,339,757
1,045,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018	6.200	08/15/48	1,063,584
1,290,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.000	08/15/51	1,037,205
1,065,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A	5.375	07/01/37	1,082,748
1,470,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A	5.500	07/01/47	1,486,200
6,050,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A	5.125	06/15/37	6,076,865
1,885,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A	5.250	06/15/47	1,845,793
880,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A	5.000	10/15/37	888,878
735,000	(a)	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A	5.000	10/15/49	727,742
4,670,000		City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015	5.000	09/01/41	4,705,592
540,000		Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012	5.000	05/01/26	546,712
240,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.250	11/01/37	245,396
305,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.600	11/01/46	311,358
280,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.250	05/01/35	282,767
315,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.300	05/01/36	318,298
475,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/45	478,502
655,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/46	659,505
255,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A	6.000	06/15/37	258,592
665,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A	6.125	06/15/46	671,521

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$415,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A	6.000%	06/15/37	$420,845
2,375,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.650	07/01/37	2,440,355
3,735,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.750	07/01/47	3,778,882
2,075,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	4.750	07/15/36	2,067,487
1,335,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	5.000	07/15/46	1,291,966
3,330,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A	5.000	06/15/50	3,333,498
3,405,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A	5.000	06/15/55	3,390,148
3,090,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A	6.000	06/15/35	3,115,098
3,450,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A	6.125	06/15/46	3,467,677
550,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A	6.125	06/15/44	550,357
4,380,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A	6.125	06/15/47	4,403,260
1,485,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.250	06/15/36	1,518,354
4,350,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.375	06/15/46	4,419,421
3,905,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2024-5	4.600	07/01/49	3,932,916
2,500,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2024-5	4.650	07/01/54	2,512,500
5,490,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-1	2.150	07/01/51	3,375,641
1,435,000		Grand Bay at Doral Community Development District, Miami- Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016	4.750	05/01/36	1,437,468
2,215,000	(a)	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University Project, Series 2018B	5.000	06/01/53	2,102,031
625,000	(a)	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017	5.000	05/01/37	633,491
1,080,000	(a)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017	5.875	07/01/37	1,096,503
1,920,000	(a)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017	6.000	07/01/47	1,939,550
4,710,000		Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014	5.000	10/01/43	4,713,370
5,000,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A	5.000	07/01/39	5,002,464
4,785,000		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015	5.350	08/01/35	4,863,467

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$5,070,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022	4.000%	10/01/52	$4,760,690
2,890,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1	5.000	10/01/49	2,973,626
3,345,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1	4.000	10/01/54	3,045,109
2,000,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022	5.000	11/01/47	2,051,780
825,000		Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016	5.000	11/01/46	827,931
1,000,000		Sarasota County Public Hospital District, Florida, Hospital Revenue Bonds, Sarasota Memorial Hospital Project, Series 2018	4.000	07/01/48	940,852
220,000	(a)	Seminole County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A	4.000	06/15/51	184,392
120,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	4.750	11/01/28	121,970
370,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	5.375	11/01/36	380,350
900,000		South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016	5.375	05/01/37	916,171
2,000,000	(a)	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2024	4.800	05/01/55	1,999,949
5,015,000		Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015	5.000	06/01/40	5,017,537

		TOTAL FLORIDA			117,121,668

		GEORGIA - 4.5% (2.8% of Total Investments)
1,890,000	(g)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	1,580,394
1,000,000		Atlanta, Georgia, Airport General Revenue Bonds, Green Series 2023B-1	5.000	07/01/53	1,060,539
10,000,000		Atlanta, Georgia, Airport General Revenue Bonds, Green Series 2024A-1	5.000	07/01/49	10,729,393
1,535,000		Brookhaven Urban Redevelopment Agency, Georgia, Revenue Bonds, Series 2023A	4.000	07/01/48	1,511,338
17,085,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Transmission Corporation Vogtle Project, Series 2012	2.750	01/01/52	11,356,434
5,775,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C	4.125	11/01/45	5,374,235
11,280,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D	4.125	11/01/45	10,497,206
11,100,000	(e)	Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B, (UB)	5.125	04/01/48	11,843,061
15,305,000	(d)	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, (Pre-refunded 2/15/25)	5.500	08/15/54	15,402,663
2,680,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A	3.950	12/01/43	2,503,543
3,085,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A	4.000	12/01/48	2,866,456
2,215,000	(e)	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A, (UB)	4.350	12/01/43	2,212,735
3,000,000	(e)	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A, (UB)	4.550	12/01/48	3,016,429
5,000,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024A	4.600	12/01/49	5,038,905

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		GEORGIA (continued)
$1,225,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024A	4.700%	12/01/54	$1,235,410
5,000,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.550	12/01/49	5,000,287
1,000,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.600	12/01/54	1,000,060
2,930,000		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A	5.000	01/01/56	2,980,950
1,300,000	(a)	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017	5.750	06/15/37	1,341,319
10,000,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, (Mandatory Put 11/01/27)	4.000	08/01/52	9,968,881
5,000,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023E-1, (Mandatory Put 6/01/31)	5.000	12/01/53	5,317,614
2,000,000	(a)	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A	5.000	11/01/47	1,982,054
10,000,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A	5.000	07/01/60	10,003,298
6,390,000		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015	5.000	10/01/40	6,442,209

		TOTAL GEORGIA			130,265,413

		GUAM - 0.3% (0.2% of Total Investments)
1,500,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	1,503,484
750,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	07/01/41	801,763
875,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	07/01/42	933,592
750,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	07/01/43	799,428
1,095,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	01/01/46	1,153,168
1,665,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017	5.000	07/01/40	1,705,630
1,080,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A	5.000	01/01/50	1,107,473

		TOTAL GUAM			8,004,538

		HAWAII - 0.0% (0.0% of Total Investments)
1,500,000	(a)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A	5.000	01/01/45	1,333,796

		TOTAL HAWAII			1,333,796

		IDAHO - 1.6% (1.0% of Total Investments)
3,300,000		Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014	4.375	07/01/34	3,300,871
12,495,000		Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014	4.750	07/01/44	11,991,843
1,250,000		Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016	5.000	09/01/37	1,250,193
500,000	(a)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A	5.000	07/01/40	459,153
1,415,000	(a)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A	5.250	07/01/55	1,250,709
11,945,000	(e)	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2023C, (UB)	4.800	07/01/53	12,008,023
2,805,000		Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A	4.600	01/01/49	2,806,980
12,055,000	(a)	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2021	3.750	09/01/51	11,076,400
2,500,000		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2024	6.250	09/01/53	2,627,520

		TOTAL IDAHO			46,771,692

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS - 22.5% (13.8% of Total Investments)
$67,135,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000%	04/01/46	$69,522,394
1,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017	5.000	04/01/46	1,004,231
1,110,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.750	04/01/48	1,211,609
5,440,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A	5.000	12/01/42	5,348,527
8,400,000	(a)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B	7.000	12/01/42	9,003,583
5,835,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H	5.000	12/01/36	5,885,265
4,940,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H	5.000	12/01/46	4,833,712
6,055,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D	5.000	12/01/46	5,924,722
38,905,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A	7.000	12/01/44	39,756,273
14,805,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	15,281,783
19,585,000	(a)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A	7.000	12/01/46	20,894,481
1,410,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/30	1,099,292
75,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A	4.000	12/01/50	69,220
1,500,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A	5.000	12/01/55	1,532,411
10,995,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014	5.250	12/01/49	11,021,797
1,000,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022B	4.500	01/01/56	1,003,224
5,000,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022B	5.250	01/01/56	5,288,274
6,000,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2024B	5.500	01/01/59	6,583,888
1,355,000		Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A	5.500	01/01/39	1,456,683
32,670,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - FGIC Insured	0.000	01/01/32	24,415,363
17,605,000		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A	6.000	01/01/38	18,245,141
2,605,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/38	2,611,042
3,000,000		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C	5.000	01/01/39	3,005,150
2,500,000		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT	4.450	11/01/36	2,543,494
3,400,000		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT	5.500	11/01/36	3,405,694
1,700,000	(a)	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A	5.750	12/01/35	1,717,666
115,000	(a)	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A	6.000	12/01/45	115,915
3,835,000		Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020	4.000	10/01/50	3,453,448
5,190,000		Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020	4.000	10/01/55	4,563,362
35,740,000		Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C	4.000	02/15/41	34,466,298

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$1,125,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C, (Pre-refunded 2/15/27)	4.000%	02/15/41	$1,147,449
80,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health/ fkaPresence Health Network, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	81,597
1,755,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health/ fkaPresence Health Network, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	1,790,021
500,000	(a)	Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A	5.625	08/01/53	533,456
4,000,000		Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A	5.000	11/01/49	2,576,369
10,000,000	(e)	Illinois Finance Authority, Revenue Bonds, Northshore - Edward- Elmhurst Health Credit Group, Series 2022A, (UB)	5.000	08/15/47	10,511,599
12,000,000		Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A	5.000	11/15/45	12,063,815
1,000,000		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C	5.000	08/01/42	1,010,377
1,000,000		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C	5.000	08/01/46	1,006,016
1,000,000		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C	5.000	08/01/47	1,005,037
560,000		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C	5.000	08/15/35	564,215
5,140,000		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C	5.000	08/15/44	5,155,284
10,000,000	(e)	Illinois Finance Authority, Revenue Bonds, University of Chicago Medicine, Series 2022A, (UB)	5.000	08/15/52	10,398,327
17,765,000	(d)	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, (Pre-refunded 10/01/25)	5.000	10/01/46	18,045,955
5,670,000		Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, Series 2021C	2.850	07/01/56	3,845,760
3,665,000		Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014 - AGM Insured	5.250	06/15/31	3,685,043
11,800,000		Illinois State, General Obligation Bonds, December Series 2017A	5.000	12/01/38	12,111,948
1,330,000		Illinois State, General Obligation Bonds, December Series 2017A	5.000	12/01/39	1,363,066
1,575,000		Illinois State, General Obligation Bonds, February Series 2014	5.250	02/01/34	1,580,363
7,515,000	(d)	Illinois State, General Obligation Bonds, February Series 2014, (Pre-refunded 1/14/25)	5.000	02/01/39	7,536,845
5,200,000		Illinois State, General Obligation Bonds, January Series 2016	5.000	01/01/29	5,292,954
510,000		Illinois State, General Obligation Bonds, May Series 2014	5.000	05/01/36	511,535
1,915,000		Illinois State, General Obligation Bonds, May Series 2014	5.000	05/01/39	1,920,763
4,460,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	4,821,646
1,495,000		Illinois State, General Obligation Bonds, May Series 2023B	4.500	05/01/48	1,463,871
12,180,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/41	12,321,379
29,595,000		Illinois State, General Obligation Bonds, November Series 2017C	5.000	11/01/29	30,963,573
2,040,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/27	2,145,955
5,000,000		Illinois State, General Obligation Bonds, November Series 2019B	4.000	11/01/35	4,980,367
5,000,000		Illinois State, General Obligation Bonds, October Series 2016	5.000	02/01/29	5,184,876
7,750,000		Illinois State, General Obligation Bonds, Refunding October Series 2024	5.000	02/01/37	8,538,878
2,000,000		Illinois State, General Obligation Bonds, Refunding October Series 2024	5.000	02/01/38	2,192,816
1,000,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Series 2024A	5.000	01/01/37	1,131,024
19,920,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B	5.000	01/01/40	20,194,360
10,470,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A	5.000	01/01/44	10,996,248
4,250,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Series 2023A	5.250	01/01/45	4,682,725
540,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B	5.000	06/15/52	542,066

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$8,805,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000%	06/15/50	$8,132,327
12,445,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	4.000	12/15/47	11,564,250
4,500,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	4.000	06/15/52	4,118,583
2,890,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	0.000	12/15/52	793,090
5,185,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	5.000	06/15/53	5,203,781
25,000,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/44	10,984,115
43,200,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/45	18,089,736
10,000,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/46	3,951,028
8,750,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B - NPFG Insured	0.000	06/15/28	7,711,508
18,085,000	(d)	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured, (ETM)	0.000	12/15/24	17,999,509
20,045,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - AGM Insured	0.000	12/15/35	13,231,500
9,010,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/37	5,426,287
465,000		Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019	5.000	01/01/39	440,391
1,842,000		Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014 - AGM Insured	5.000	03/01/34	1,842,783
2,615,000		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A - NPFG Insured	6.500	07/01/30	2,954,012
4,000,000		Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006 - NPFG Insured	0.000	10/01/25	3,857,315
12,125,000		Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015 - AGM Insured	5.000	03/01/40	12,151,714
6,415,000		Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D - AGM Insured	0.000	11/01/24	6,415,000

		TOTAL ILLINOIS			654,028,449

		INDIANA - 2.3% (1.4% of Total Investments)
1,000,000		Carmel, Indiana, Waterworks Revenue Bonds, Refunding, Series 2024C - BAM Insured	4.250	05/01/53	952,351
5,000,000		Hamilton County Public Building Corporation, Indiana, Lease Rental Revenue Bonds, Series 2024	4.000	01/10/50	4,736,888
12,045,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014	5.000	10/01/44	12,045,229
5,000,000		Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2023A	5.000	10/01/53	5,287,127
10,000,000		Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2024B-1	4.750	07/01/49	10,040,599
10,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/26	9,563,698
20,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/28	17,891,384

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		INDIANA (continued)
$5,015,000		IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Social Series 2023	4.250%	07/15/43	$5,041,266

		TOTAL INDIANA			65,558,542

		IOWA - 1.4% (0.9% of Total Investments)
10,860,000	(d)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/42)	5.000	12/01/50	12,411,522
9,045,000	(d)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	10,337,220
5,700,000		Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project, Series 2018	5.250	08/01/55	4,724,009
2,000,000		Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Series 2024A	4.750	07/01/49	2,028,456
10,000,000	(e)	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Taxable Series 2023C, (UB)	4.850	07/01/43	10,197,584
9,850,000		Iowa Tobacco Settlement Authority, Tobacco Settlement Asset- Backed Bonds, Class 2 Capital Appreciation Senior Lien Series 2021B-2	0.000	06/01/65	1,489,077
460,000		Iowa Tobacco Settlement Authority, Tobacco Settlement Asset- Backed Bonds, Seenior Lien Series Class 2 Series 2021B-1	4.000	06/01/49	455,720

		TOTAL IOWA			41,643,588

		KANSAS - 0.3% (0.2% of Total Investments)
1,000,000		Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series 2017A	5.000	05/15/43	1,001,393
1,875,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.000	09/01/27	1,846,343
2,380,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.750	09/01/32	2,214,706
2,575,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	6.000	09/01/35	2,263,146
2,500,000	(a)	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022	5.750	09/01/39	2,549,820

		TOTAL KANSAS			9,875,408

		KENTUCKY - 2.5% (1.5% of Total Investments)
6,400,000		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016	5.500	02/01/44	6,443,513
10,140,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/37	10,304,947
4,345,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	07/01/37	4,361,975
15,620,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	01/01/45	15,635,425
1,190,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2023A	4.800	07/01/48	1,212,763
1,030,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024A	4.550	07/01/49	1,034,604
1,000,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024A	4.625	01/01/54	1,006,830
1,055,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.600	07/01/49	1,062,955
4,960,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.650	01/01/55	5,002,470
4,360,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.750	07/01/43	5,093,741

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		KENTUCKY (continued)
$8,510,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.875%	07/01/46	$9,954,723
2,720,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/42	2,989,576
2,750,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/43	3,009,956
1,600,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/44	1,742,788
2,855,000		Louisville and Jefferson County Metropolitan Government, Kentucky, Hospital Revenue Bonds, UofL Health Project, Series 2022A	5.000	05/15/52	2,926,444

		TOTAL KENTUCKY			71,782,710

		LOUISIANA - 1.5% (0.9% of Total Investments)
2,295,000		Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013	6.000	07/01/36	2,296,276
8,000,000		East Baton Rouge Parish Capital Improvement District, Louisiana, Movebr Sales Tax Revenue Bonds, Series 2024	5.000	08/01/46	8,632,697
1,010,000		East Baton Rouge Parish Capital Improvement District, Louisiana, Movebr Sales Tax Revenue Bonds, Series 2024	5.000	08/01/48	1,083,052
5,000,000		Lafayette, Louisiana, Utilities Revenue Bonds, Electric Projects Series 2024	5.000	11/01/46	5,412,583
1,065,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2024A	4.650	12/01/54	1,074,070
7,290,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A	4.000	05/15/49	6,853,780
135,000	(d)	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, (ETM)	5.750	07/01/25	137,266
1,780,000		Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A	5.750	07/01/25	1,813,324
7,395,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/46	7,736,912
1,065,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015	4.250	05/15/40	1,062,253
5,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015	5.000	05/15/47	5,015,370
3,275,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010A	6.350	10/01/40	3,604,965

		TOTAL LOUISIANA			44,722,548

		MAINE - 1.2% (0.7% of Total Investments)
5,505,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	4.000	07/01/41	4,764,314
10,265,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	4.000	07/01/46	8,649,471
4,500,000		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A	2.200	11/15/51	2,621,980
8,885,000		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A	2.600	11/15/46	6,316,706
7,695,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D	2.800	11/15/45	5,776,712
915,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2021C	2.300	11/15/46	621,549
2,000,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2023A	4.600	11/15/48	2,017,362
1,560,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2023B-1	4.750	11/15/43	1,582,491
1,055,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2024B	4.650	11/15/49	1,066,174

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MAINE (continued)
$1,255,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2024C	4.750%	11/15/49	$1,273,531

		TOTAL MAINE			34,690,290

		MARYLAND - 2.0% (1.2% of Total Investments)
1,280,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/33	1,291,415
3,050,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/39	3,052,495
3,025,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/46	3,012,395
1,000,000	(a)	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A	4.375	02/15/39	958,200
6,600,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C	2.450	09/01/41	5,021,638
12,000,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C	2.550	09/01/44	8,925,129
7,975,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist HealthCare Issue, Series 2021B	4.000	01/01/51	7,047,788
13,315,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A	5.500	01/01/46	13,489,700
4,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016	5.000	07/01/47	4,045,613
2,570,000		Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2024	4.000	06/01/49	2,480,625
2,000,000	(a)	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016	4.750	07/01/36	2,005,014
2,300,000	(a)	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016	5.000	07/01/46	2,302,176
1,335,000		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B	4.250	11/01/37	1,241,338
1,250,000		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B	4.500	11/01/43	1,150,849
2,650,000		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B	5.000	11/01/47	2,531,482

		TOTAL MARYLAND			58,555,857

		MASSACHUSETTS - 2.9% (1.8% of Total Investments)
2,245,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A	5.250	07/01/34	2,173,304
6,195,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A	5.500	07/01/44	5,990,095
8,200,000	(a)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	4.125	10/01/42	7,824,274
3,000,000	(a)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	5.000	10/01/57	3,011,978
1,000,000		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015	4.500	01/01/45	955,724
2,085,000		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015	5.000	01/01/45	2,085,428
4,035,000		Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A	4.000	10/01/46	3,405,439
900,000	(a)	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G	5.000	07/15/46	917,773
6,000,000		Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A - AMBAC Insured	5.750	01/01/42	7,261,333
7,405,000	(e)	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, (UB)	5.500	07/01/32	8,754,711
2,785,000		Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D	3.875	12/01/39	2,644,589

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MASSACHUSETTS (continued)
$3,340,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1	2.375%	12/01/46	$2,165,150
3,600,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1	2.450	12/01/51	2,310,822
8,310,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1	2.550	12/01/56	5,227,429
250,000		Massachusetts Housing Finance Agency, Multifamily Housing Bonds, Green Sustainability Series 2024A1	4.700	12/01/49	251,937
1,500,000		Massachusetts Housing Finance Agency, Multifamily Housing Bonds, Green Sustainability Series 2024A1	4.800	12/01/54	1,516,921
4,500,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220	2.300	12/01/44	3,047,090
3,000,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023-227	4.900	12/01/48	3,054,353
1,720,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2024-234	4.700	12/01/49	1,744,298
135,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2024-234	4.750	12/01/54	135,954
3,345,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2021B	2.000	04/01/50	2,025,769
900,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2024A	5.000	01/01/49	968,546
4,960,000		Massachusetts State, General Obligation Bonds, Consolidated Series 2024B	5.000	05/01/54	5,329,088
10,000,000		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2024B	5.000	06/01/54	10,732,698

		TOTAL MASSACHUSETTS			83,534,703

		MICHIGAN - 3.1% (1.9% of Total Investments)
4,120,000	(h)	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A - AGM Insured, (UB)	6.000	05/01/29	4,392,307
1,790,000		Holt Public Schools, Ingham and Eaton Counties, Michigan, General Obligation Bonds, School Building and Site Series 2024-III	4.000	05/01/50	1,725,587
13,345,000		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2024A	5.000	07/01/54	14,285,382
4,495,000	(d)	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, (Pre-refunded 5/15/25)	4.000	11/15/35	4,508,086
2,410,000	(d)	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, (Pre-refunded 5/15/25)	4.000	11/15/36	2,417,016
145,000	(d)	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, (Pre-refunded 6/01/26)	5.000	12/01/45	149,658
3,595,000		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI	5.000	12/01/45	3,623,777
2,705,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2	5.000	06/01/40	2,842,241
1,000,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Senior Current Interest Series 2020A-CL-1	4.000	06/01/49	899,375
5,000,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2023B	4.800	12/01/43	5,084,059
21,675,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A	2.350	12/01/46	14,896,153
8,280,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A	2.500	06/01/52	5,431,808
10,000,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2020-I	2.625	10/15/56	6,709,777
5,080,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2023II	4.000	10/15/47	4,917,908
11,195,000		Michigan State University, General Revenue Bonds, Series 2024A	5.250	08/15/54	12,168,569

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MICHIGAN (continued)
$3,550,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D	5.000%	12/01/40	$3,582,886
2,730,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D	5.000	12/01/45	2,750,607

		TOTAL MICHIGAN			90,385,196

		MINNESOTA - 1.9% (1.1% of Total Investments)
155,000		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A	4.000	08/01/36	147,027
440,000		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A	4.000	08/01/41	398,829
1,745,000		Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A	5.000	03/01/34	1,737,166
1,720,000		Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A	5.500	07/01/50	1,726,225
7,020,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	4.250	02/15/43	6,896,027
23,975,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	4.250	02/15/48	23,060,246
340,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A	5.250	06/01/42	327,147
215,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A	5.500	06/01/57	203,196
1,400,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2022A	5.500	07/01/52	1,376,439
2,225,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E	2.700	07/01/44	1,692,757
2,320,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I	2.150	07/01/45	1,508,355
3,625,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I	2.200	01/01/51	2,244,553
5,585,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H	2.550	01/01/46	4,053,403
405,000		Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A	5.000	04/01/36	376,920
605,000		Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A	5.000	04/01/46	511,313
1,395,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A	4.000	07/01/35	1,387,696
30,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B	4.250	04/01/25	29,948
2,785,000	(d)	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, (Pre- refunded 11/15/25)	5.000	11/15/40	2,834,265
3,190,000	(d)	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, (Pre- refunded 11/15/25)	5.000	11/15/44	3,246,429

		TOTAL MINNESOTA			53,757,941

		MISSISSIPPI - 0.8% (0.5% of Total Investments)
3,900,000		Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc. Project, Refunding Series 2021	2.375	06/01/44	2,475,736
1,000,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A	2.125	12/01/44	649,911
13,000,000	(e)	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2023C, (UB)	4.650	12/01/48	13,154,041
3,000,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2024A	4.550	12/01/49	3,010,232

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MISSISSIPPI (continued)
$2,500,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.850%	12/01/54	$2,528,141

		TOTAL MISSISSIPPI			21,818,061

		MISSOURI - 1.9% (1.2% of Total Investments)
800,000		Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015	3.625	05/15/31	791,447
2,000,000		Jackson County, Missouri, Special Obligation Bonds, Series 2023A	4.375	12/01/58	1,981,156
400,000	(a)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/36	388,215
1,520,000	(a)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/46	1,394,420
15,000,000		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1 - AMBAC Insured	0.000	04/15/28	13,362,379
4,345,000		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A	5.250	05/15/50	3,829,186
1,575,000	(a)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	5.750	06/01/35	1,474,230
1,055,000	(a)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	6.000	06/01/46	983,024
1,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023	5.000	12/01/52	1,047,319
2,515,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Home Ownership Loan Program Series 2024C	4.650	11/01/49	2,541,634
2,500,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Home Ownership Loan Program Series 2024G	4.450	11/01/49	2,481,844
1,255,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023C	4.950	11/01/48	1,269,723
3,470,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023E	5.150	11/01/53	3,573,117
1,600,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2024A	4.600	11/01/49	1,611,346
270,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2024A	4.700	11/01/54	270,965
405,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A	5.875	09/01/43	405,415
1,650,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.000	12/01/35	1,650,445
455,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.125	12/01/45	433,293
4,125,000		Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005 - NPFG Insured	5.500	07/01/29	4,581,282
15,350,000		Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A - AMBAC Insured	0.000	06/01/30	11,872,345

		TOTAL MISSOURI			55,942,785

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MONTANA - 0.6% (0.4% of Total Investments)
$1,175,000		Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A	5.250%	05/15/37	$1,104,983
375,000		Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A	5.250	05/15/47	325,098
3,085,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023A	4.550	12/01/48	3,102,828
2,250,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023A	4.700	06/01/53	2,280,674
2,000,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023B	4.875	12/01/48	2,052,525
2,200,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023C	4.600	12/01/43	2,226,939
1,000,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023C	4.850	12/01/48	1,023,318
2,215,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024A	4.600	12/01/49	2,230,665
225,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024A	4.650	06/01/54	226,973
1,530,000	(c)	Montana Board of Housing, Single Family Mortgage Bonds, Series 2024B	4.400	12/01/49	1,507,399
1,000,000	(c)	Montana Board of Housing, Single Family Mortgage Bonds, Series 2024B	4.450	12/01/53	980,767

		TOTAL MONTANA			17,062,169

		NEBRASKA - 1.2% (0.7% of Total Investments)
2,125,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	4.125	11/01/36	2,113,943
1,765,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	5.000	11/01/45	1,776,518
3,865,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	5.000	11/01/48	3,882,111
7,825,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A	2.700	09/01/43	6,034,378
5,000,000	(e)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2023A, (UB)	4.550	09/01/48	5,028,111
5,000,000	(e)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2023A, (UB)	4.600	09/01/53	5,034,191
3,250,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2023C	4.650	09/01/48	3,290,613
6,800,000		Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A	5.250	02/01/37	6,525,538

		TOTAL NEBRASKA			33,685,403

		NEVADA - 1.0% (0.6% of Total Investments)
410,000	(a)	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A	5.000	12/15/38	411,485
735,000		Henderson, Nevada, Local Improvement Bonds, Local Improvement District T-21 Black Mountain Ranch, Series 2022	3.500	09/01/45	583,008
490,000		Henderson, Nevada, Local Improvement Bonds, Local Improvement District T-21 Black Mountain Ranch, Series 2022	4.000	09/01/51	420,584
17,640,000		Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B	4.000	07/01/49	16,533,355
2,150,000		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B	4.000	07/01/36	2,159,356
780,000	(a)	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016	4.375	06/15/35	750,666
500,000		Neveda State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A	5.000	07/15/37	501,609

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEVADA (continued)
$3,950,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018A	4.000%	06/01/43	$3,832,664
2,500,000	(a)	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C	0.000	07/01/58	351,758
3,210,000		Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds, Series 2020	5.000	07/01/51	3,234,465

		TOTAL NEVADA			28,778,950

		NEW HAMPSHIRE - 1.4% (0.9% of Total Investments)
9,850,000		National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint Elizabeth Medical Center, Inc., Series 2021A	4.000	05/01/51	9,371,383
11,730,402		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-1 Class A	4.375	09/20/36	11,713,752
2,802,996		National Finance Authority, New Hampshire, Municipal Certificates Social Series 2024-2 Class A	3.625	08/20/39	2,621,991
5,000,000	(a)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018B	4.625	11/01/42	4,773,446
5,630,000	(a)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020A, (Mandatory Put 7/02/40)	3.625	07/01/43	4,719,474
500,000		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover, Series 2016	5.000	10/01/40	509,583
2,350,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2023D	5.125	07/01/53	2,412,932
4,000,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2024A	4.650	07/01/49	4,040,758
1,840,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2024C	4.625	07/01/48	1,850,205

		TOTAL NEW HAMPSHIRE			42,013,524

		NEW JERSEY - 4.7% (2.9% of Total Investments)
34,310,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/29	36,241,471
2,110,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/30	2,228,782
5,045,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1 - NPFG Insured	5.500	09/01/28	5,492,200
655,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, (Pre-refunded 6/15/25)	5.250	06/15/40	662,931
11,335,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, (Pre-refunded 6/15/25)	5.250	06/15/40	11,472,246
2,050,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/26	1,914,164
20,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/33	14,386,672
10,970,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA	5.000	06/15/44	11,003,473
5,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA	5.250	06/15/43	5,258,081
6,260,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024AA	5.000	06/15/42	6,819,464
33,200,000		New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1 - AGM Insured	5.250	01/01/26	33,704,643
1,240,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A	4.000	11/01/50	1,184,842
1,420,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	1,446,966
1,580,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.250	06/01/46	1,625,596

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY (continued)
$ 2,970,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000%	06/01/46	$2,979,354
1,330,000		Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005 - AGM Insured	5.250	01/01/26	1,358,282

		TOTAL NEW JERSEY			137,779,167

		NEW MEXICO - 0.2% (0.1% of Total Investments)
3,345,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2021C	2.250	07/01/46	2,200,843
1,055,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2023C	4.650	09/01/48	1,068,184
670,000		Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019A	5.000	05/15/44	675,937
1,200,000		Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019A	5.000	05/15/49	1,198,289
1,000,000	(a)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2022	4.250	05/01/40	922,816

		TOTAL NEW MEXICO			6,066,069

		NEW YORK - 8.9% (5.5% of Total Investments)
1,000,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	6.400	02/01/43	1,026,922
2,270,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	6.650	02/01/53	2,334,911
10,400,000		Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2023A	5.000	11/01/48	11,325,494
13,965,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015	5.500	09/01/45	13,994,259
1,350,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,449,050
9,320,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	8,731,916
7,390,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020B-1	5.000	06/01/55	6,406,083
14,215,000	(e)	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A, (UB)	4.250	05/01/52	13,905,012
5,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	4.000	05/01/54	4,679,661
9,700,000		Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2017A	5.000	10/01/47	11,243,088
4,070,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/45	4,066,591
2,700,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/40	2,536,789
5,600,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/45	5,073,846
2,095,000		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A	5.250	12/01/52	2,185,789
2,120,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B	5.570	02/01/41	2,054,599
2,695,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A	6.240	02/01/47	2,703,066
2,965,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A	6.760	02/01/48	3,023,281
400,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.530	02/01/40	388,735

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$ 1,270,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.730%	02/01/50	$1,203,476
1,210,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.450	02/01/41	1,020,268
2,380,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.600	02/01/51	1,873,811
2,790,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.000	11/15/50	2,891,440
3,155,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	3,304,857
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-2	4.000	11/15/47	4,775,911
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3	4.000	11/15/49	4,751,429
2,210,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2017C-1	5.000	11/15/24	2,210,882
1,745,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E	4.000	11/15/45	1,678,918
3,585,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/50	3,216,239
1,000,000		Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014	5.000	07/01/31	1,000,576
20,000,000		New York City Housing Development Corporation, New York, Sustainable Impact Revenue Bonds, Williamsburg Housing Preservation LP, Series 2020A	2.800	02/01/50	14,335,798
5,000,000		New York City Housing Development Corporation, New York, House Impact Revenue Bonds, Green Series 2023A	4.800	02/01/53	5,010,793
10,000,000	(e)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series DD, (UB)	4.125	06/15/46	9,891,218
5,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2025 Series AA-2	5.000	06/15/48	5,398,739
5,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	4.250	05/01/54	4,926
5,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024D-1	5.000	11/01/38	5,583,407
5,000		New York City, New York, General Obligation Bonds, Fiscal Series 2005M - FGIC Insured	5.000	04/01/26	5,007
28,615,000	(a)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	28,614,697
18,825,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2	3.125	09/15/50	15,096,903
2,560,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3	2.800	09/15/69	2,359,915
3,500,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P	3.050	11/01/49	2,804,214
6,290,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Sustainability Green Series 2024C-1	4.500	11/01/49	6,306,408
6,500,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211	3.750	10/01/43	6,011,034
2,140,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 252	4.550	10/01/48	2,153,278
2,000,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 252	4.650	10/01/53	2,020,847

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	NEW YORK (continued)
$ 1,545,000	New York State Power Authority, General Revenue Bonds, Green Series 2024A	5.000%	11/15/43	$1,722,533
10,000,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series 2024A	5.000	03/15/54	10,733,742
4,500,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2023B-1	5.250	11/15/53	4,898,137
5,000,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2024A-1	4.000	11/15/54	4,806,501
515,000	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox- City Sales Tax, Series 2022A	4.000	05/15/57	496,932
7,110,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	6,281,369

	TOTAL NEW YORK			259,593,297

	NORTH CAROLINA - 0.6% (0.4% of Total Investments)
4,160,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Series 54-A	4.700	07/01/50	4,180,663
2,500,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Series 54-A	4.800	01/01/55	2,492,473
2,380,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Social Series 53-A	4.375	07/01/44	2,372,578
5,000,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Social Series 53-A	4.550	01/01/50	5,006,192
1,795,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 52-A	4.900	07/01/43	1,835,167
2,150,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A	5.000	07/01/47	1,682,939

	TOTAL NORTH CAROLINA			17,570,012

	NORTH DAKOTA - 2.4% (1.5% of Total Investments)
9,950,000	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2018B	4.250	02/15/48	9,570,363
4,525,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A	5.000	12/01/42	4,572,256
1,000,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021 - AGM Insured	3.000	12/01/46	779,422
5,000,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021 - AGM Insured	3.000	12/01/51	3,684,692
1,000,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017	5.000	12/01/36	978,669
2,000,000	Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2023A,	5.000	05/01/48	1,921,956
715,000	Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2024C	4.750	05/01/44	709,118
3,820,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B	2.500	07/01/44	2,815,111
980,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2022F	4.250	01/01/47	951,938
1,000,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023A	4.700	07/01/47	1,017,115
1,500,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023D	4.500	07/01/43	1,506,037
560,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023D	4.550	07/01/48	563,045
2,750,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023F	5.100	07/01/48	2,782,385
1,300,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2024A	4.750	01/01/52	1,308,986
8,300,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/38	8,402,020

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NORTH DAKOTA (continued)
$ 1,700,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000%	06/01/43	$1,705,225
28,050,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/53	27,218,435
2,034,482	(b)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013	7.750	09/01/38	406,896

		TOTAL NORTH DAKOTA			70,893,669

		OHIO - 8.6% (5.3% of Total Investments)
2,000,000		Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020	3.000	11/15/40	1,623,192
40,220,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	3,736,876
53,660,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	3.000	06/01/48	39,949,484
9,440,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	4.000	06/01/48	8,471,488
26,950,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	24,373,327
2,750,000		Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services, Refunding & Improvement Series 2017	5.250	11/01/37	2,766,654
3,200,000		Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services, Refunding & Improvement Series 2017	5.250	11/01/47	3,060,132
4,000,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A	5.250	11/15/48	4,032,859
37,150,000	(e)	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, (UB)	4.375	12/01/44	37,241,021
1,165,000		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A	4.000	09/01/40	1,035,772
1,750,000		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A	4.000	09/01/45	1,479,503
2,000,000		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A	5.000	09/01/49	1,950,238
4,590,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/51	4,487,717
4,065,000		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A	3.250	12/01/42	3,567,922
4,380,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007 - AGM Insured	5.250	12/01/27	4,662,360
6,000,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007 - AGM Insured	5.250	12/01/31	6,645,003
12,000,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/48	11,785,088
25,880,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, (Mandatory Put 6/01/22)	4.750	06/01/33	27,116,386
490,000		Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020	5.000	01/15/50	507,665
4,275,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A	4.650	09/01/54	4,313,128
1,270,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3	5.800	02/15/36	1,452,975

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$ 20,505,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A	4.750%	06/01/33	$21,484,602
20,480,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, (Mandatory Put 6/01/22)	4.750	06/01/33	21,458,407
2,930,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A	5.000	11/01/51	2,454,143
1,330,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	6.000	03/01/45	1,330,750
9,495,000		Washington County, Ohio, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group, Series 2022	6.750	12/01/52	10,408,883

		TOTAL OHIO			251,395,575

		OKLAHOMA - 1.1% (0.7% of Total Investments)
3,965,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	4,052,731
20,510,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	20,937,279
1,150,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/41	1,185,412
1,390,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/44	1,419,387
1,025,000		Oklahoma Water Resources Board, Oklahoma, State Loan Program Revenue Bonds, Series 2024C	4.000	10/01/54	978,697
2,340,000		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017	5.250	11/15/45	2,362,812

		TOTAL OKLAHOMA			30,936,318

		OREGON - 0.1% (0.0% of Total Investments)
500,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.125	11/15/40	505,237
220,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.250	11/15/50	220,362
315,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.375	11/15/55	315,735
515,000		Oregon State, General Obligation Bonds, Veteran’s Welfare Series 112 Series 2024E	4.600	12/01/49	518,485

		TOTAL OREGON			1,559,819

		PENNSYLVANIA - 5.3% (3.3% of Total Investments)
15,745,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A	4.000	04/01/44	14,765,184
2,540,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	2,530,066
13,235,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750	01/01/35	13,796,331
9,365,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B	3.750	10/01/47	8,019,348
991,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	1,071,813
13,279,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	13,138,204
6,636,000	(g)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	4,745,624
2,078,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	2,134,032

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$ 2,410,000		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016	5.125%	03/15/36	$2,435,762
6,420,000		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016	5.125	03/15/46	6,381,554
1,000,000		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A	5.000	07/01/39	974,967
9,325,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018 - AGM Insured	4.000	06/01/39	9,237,186
395,000	(d)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, (Pre-refunded 1/01/25)	5.000	01/01/29	395,941
435,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	5.000	01/01/29	435,533
170,000	(d)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, (Pre-refunded 1/01/25)	5.000	01/01/29	170,405
1,500,000		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A	5.000	07/01/45	1,503,898
1,750,000		McCandless IDA, Pennsylvania, University Revenue Bonds Series A and B of 2022 La Roche University	6.750	12/01/46	1,710,639
10,530,000	(d)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, (Pre-refunded 1/15/25)	5.250	01/15/45	10,563,070
1,200,000	(d)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, (Pre-refunded 1/15/25)	5.250	01/15/46	1,203,769
5,000,000	(c)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-1	4.250	11/01/51	4,856,599
3,500,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A	3.100	10/01/44	2,943,037
3,415,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A	2.500	10/01/50	2,219,662
4,490,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A	4.600	10/01/44	4,494,335
13,550,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A	5.250	12/01/44	14,276,249
3,205,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1	5.000	12/01/45	3,219,725
11,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C - AGM Insured	6.250	06/01/33	11,504,197
15,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1	5.000	12/01/45	15,152,091

		TOTAL PENNSYLVANIA			153,879,221

		PUERTO RICO - 7.0% (4.3% of Total Investments)
4,933,765		Cofina Class 2 Trust Tax-Exempt Class 2047, Puerto Rico. Unit Exchanged From Cusip 74529JAN5	0.000	08/01/47	1,521,002
9,760,928		Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0	0.000	08/01/54	1,986,214
8,000,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	8,350,578
14,625,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	14,937,330
10,090,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/33	10,637,293
5,000,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	5,249,039
7,510,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/42	7,239,055
8,070,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/47	7,525,251

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	PUERTO RICO (continued)
$ 2,000,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000%	07/01/29	$1,668,478
49,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/33	34,259
837,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500	07/01/34	839,295
4,729,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.550	07/01/40	4,752,319
50,725,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	16,655,818
27,058,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	6,565,735
11,906,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	11,824,347
22,752,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	22,804,325
723,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019B-2	4.536	07/01/53	694,069
11,184,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	11,080,134
2,485,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	2,464,697
7,006,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	6,953,791
5,761,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/29	6,200,903
3,919,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.750	07/01/31	4,323,392
21,778,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	14,892,339
10,302,336	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/33	10,159,280
8,816,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/35	8,655,023
10,216,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/37	9,921,986
4,417,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	4,171,911
1,349,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	1,259,825

	TOTAL PUERTO RICO			203,367,688

	RHODE ISLAND - 2.1% (1.3% of Total Investments)
3,430,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71	3.100	10/01/44	2,884,176
11,005,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2022 Series 76A	2.550	10/01/42	8,374,731
295,135,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A	0.000	06/01/52	47,796,936
2,055,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2015B	4.500	06/01/45	2,059,390

	TOTAL RHODE ISLAND			61,115,233

	SOUTH CAROLINA - 2.9% (1.8% of Total Investments)
7,600,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AMBAC Insured	0.000	01/01/31	5,899,768
1,185,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2022B	4.350	07/01/47	1,166,457
970,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023A	4.900	07/01/48	987,227
1,000,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2024A	4.625	07/01/49	1,008,870
2,800,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2024B	4.600	07/01/49	2,820,017

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOUTH CAROLINA (continued)
$ 2,000,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2024B	4.625%	07/01/54	$2,003,618
890,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	5.000	04/01/49	899,795
1,165,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	4.000	04/01/54	984,882
1,630,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	5.000	04/01/54	1,642,125
400,000	(a)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/40	384,751
1,000,000	(a)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/55	891,768
1,000,000		South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Refunding Series 2017B	5.000	05/01/37	936,323
750,000		South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Refunding Series 2017B	5.000	05/01/42	663,483
30,325,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A	5.000	12/01/50	30,407,499
7,565,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A - BAM Insured	3.000	12/01/41	6,241,211
4,985,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C	5.000	12/01/46	4,986,254
2,890,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A	4.000	12/01/52	2,625,219
10,000,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2024B	5.250	12/01/54	10,737,567
10,170,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E	5.250	12/01/55	10,239,880

		TOTAL SOUTH CAROLINA			85,526,714

		SOUTH DAKOTA - 0.8% (0.5% of Total Investments)
3,765,000		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017	5.000	09/01/40	3,862,419
6,000,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2022B	2.500	11/01/42	4,517,112
5,000,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2024C	4.700	11/01/49	5,052,847
6,250,000	(e)	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Social Series 2023A, (UB)	4.350	11/01/43	6,246,558
4,000,000	(e)	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Social Series 2023A, (UB)	4.550	05/01/48	4,021,252

		TOTAL SOUTH DAKOTA			23,700,188

		TENNESSEE - 0.8% (0.5% of Total Investments)
1,490,000		Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2019	4.000	11/15/48	1,348,108
2,645,000	(b)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A	5.500	07/01/37	2,000,680
4,100,000		Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A, (Mandatory Put 12/01/30)	5.500	10/01/53	4,437,139
830,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A	2.550	01/01/45	614,448
10,000,000	(e)	Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2023-3A, (UB)	5.350	07/01/48	10,334,832

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TENNESSEE (continued)
$ 345,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2024-1A	4.800%	07/01/54	$347,561
1,000,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2024-2A	4.600	07/01/49	1,006,804
1,200,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2024-2A	4.650	07/01/54	1,204,087
1,500,000	(e)	Tennessee Housing Development Agency, Residential Finance Program Bonds, Tender Option Bond Trust Series 2023-XL0448, (UB)	4.550	07/01/48	1,508,157

		TOTAL TENNESSEE			22,801,816

		TEXAS - 12.4% (7.6% of Total Investments)
2,340,000		Aldine Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2024A	3.000	02/15/42	2,054,842
5,480,000		Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A	5.000	11/15/45	5,525,982
2,500,000		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015	5.000	12/01/45	2,296,496
16,280,000	(e)	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2019B, (UB)	5.000	08/15/49	18,688,035
3,335,000		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020E	5.000	01/01/45	3,462,907
5,390,000		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B	5.000	01/01/46	5,621,482
13,685,000	(d)	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, (Pre-refunded 7/01/25)	5.000	01/01/45	13,838,580
6,375,000		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016	3.375	01/01/41	5,586,511
765,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A	4.350	12/01/42	730,689
685,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A	4.400	12/01/47	634,426
4,000,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A	5.000	12/01/45	4,003,790
305,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	5.750	09/01/28	312,031
685,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	6.500	09/01/46	699,293
2,000,000	(c)	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Refunding School Building Series 2024	4.000	02/15/49	1,940,243
5,000,000		Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, School Building Series 2024	4.250	02/01/54	4,970,908
5,930,000		Denton Independent School District, Denton County, Texas, General Obligation Bonds, School Building Series 2023	5.000	08/15/48	6,369,032
12,000,000	(e)	Denton Independent School District, Denton County, Texas, General Obligation Bonds, School Building Series 2023, (UB)	5.000	08/15/53	12,753,082
5,000,000		East Central Independent School District, Bexar County, Texas, General Obligation Bonds, School Building Series 2024	4.000	08/15/54	4,761,410
1,260,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT	4.750	05/01/38	1,260,031
6,010,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	6,010,237
1,655,000	(c)	Grayson County Junior College District, Texas, General Obligation Bonds, Series 2024	4.000	02/15/49	1,569,338
2,490,000		Greater Texoma Utility Authority, Texas, Contract Revenue Bonds, City of Sherman Project Series 2023A - BAM Insured	4.375	10/01/53	2,484,101
975,000		Greater Texoma Utility Authority, Texas, Contract Revenue Bonds, City of Sherman Project Series 2024 - BAM Insured	4.250	10/01/54	950,987

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$ 1,495,000		Greater Texoma Utility Authority, Texas, Contract Revenue Bonds, City of Sherman Project Series 2024 - BAM Insured	4.375%	10/01/54	$1,489,104
5,000,000		Greenville, Texas, General Obligation Bonds, Series 2024 - AGM Insured	4.125	02/15/51	4,849,154
3,105,000		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015	5.000	12/01/45	3,116,418
1,000,000		Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Improvement, Green Series 2023A	4.000	09/15/48	967,164
1,000,000		Harris County, Texas, General Obligation Bonds, Permanent Improvement Series 2024	4.000	09/15/49	978,858
4,080,000	(a),(h)	Harris County, Texas, General Obligtion Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074 - AGM Insured, (IF)	7.246	08/15/32	5,995,663
6,000,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A	0.000	11/15/48	1,886,264
3,775,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A	5.000	11/15/53	3,774,769
14,055,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3 - NPFG Insured	0.000	11/15/34	7,816,344
2,295,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/42	951,263
3,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/43	1,169,251
3,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/44	1,110,525
4,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/45	1,406,319
7,165,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/46	2,392,060
7,580,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/47	2,375,656
7,095,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/48	2,104,737
7,550,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/49	2,108,776
5,140,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/50	1,357,547
4,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/51	998,599
5,000,000		Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015	4.000	08/15/44	4,842,083
1,560,000		Houston Higher Education Finance Corporation, Texas, Revenue Bonds, Rice University, Series 2024	5.000	05/15/34	1,789,603
24,405,000		Houston, Texas, General Obligation Bonds, Refunding Series 2024A	5.250	03/01/49	26,703,299
2,685,000		Houston, Texas, General Obligation Bonds, Refunding Series 2024A	4.125	03/01/51	2,603,810
4,090,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/26	3,840,995
4,865,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AGM Insured	0.000	09/01/27	4,414,288

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$4,715,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015	5.000%	09/01/40	$4,717,654
17,000,000	(d)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A - AGM Insured, (ETM)	5.750	12/01/32	20,405,506
9,910,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2024 - BAM Insured	4.125	08/01/49	9,684,418
940,000		Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015	5.000	08/15/30	947,298
6,665,000		Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Schoolhouse Series 2023A	5.000	02/15/58	7,059,163
1,000,000		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015	5.000	05/15/45	1,003,333
3,095,000		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013	5.750	12/01/33	3,109,579
3,125,000		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013	6.125	12/01/38	3,141,596
1,000,000		New Braunfels, Comal County, Texas, Utility System Revenue Bonds, Refunding Series 2024	4.000	07/01/55	936,388
2,335,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016	5.000	11/01/46	1,954,371
6,015,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016	5.000	11/01/51	4,906,381
745,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014	5.500	01/01/43	701,705
210,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	215,632
4,530,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A - AGM Insured	4.100	04/01/34	4,324,447
820,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, L.L.C. - Texas A&M University - San Antonio Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	839,696
2,590,000	(d)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre- refunded 9/01/31)	7.000	09/01/43	3,145,599
3,910,000	(d)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre- refunded 9/01/31)	6.750	09/01/45	4,769,542
2,000,000		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A	5.000	01/01/38	2,004,764
610,000		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A	5.125	02/01/39	598,404
1,080,000		Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2016	4.000	06/01/41	938,616
1,000,000		San Antonio, Texas, Electric and Gas Systems Revenue Bonds, Refunding New Series 2023B	4.000	02/01/43	990,731
17,145,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Series 2022A	4.000	07/01/53	16,436,466
11,540,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A	5.000	02/15/47	11,676,424

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$3,955,000		Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012	4.125%	12/01/45	$3,542,265
4,000,000		Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Series 2024A	5.000	01/01/49	4,045,534
2,565,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A	4.250	09/01/43	2,543,909
7,155,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A	2.250	09/01/46	4,699,113
6,905,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A	2.350	09/01/51	4,263,483
2,415,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2023A	4.600	09/01/43	2,437,994
4,000,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2023C	5.125	09/01/53	4,110,870
3,500,000		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A	4.000	12/31/38	3,450,788
2,000,000		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A	4.000	06/30/38	1,998,523
2,115,000		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A	4.000	12/31/38	2,107,727
4,400,000		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A - AMBAC Insured	0.000	08/15/25	4,276,256
17,500,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2024A	5.000	10/15/49	18,987,075
1,000,000		Waxahachie Independent School District, Ellis County, Texas, General Obligation Bonds, School Building Series 2023	4.250	02/15/53	1,004,765
500,000		Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001 - AMBAC Insured	5.375	11/15/24	500,260

		TOTAL TEXAS			360,043,257

		UTAH - 0.7% (0.4% of Total Investments)
510,000	(a)	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds Series 2021A	3.750	03/01/41	447,467
1,095,000	(a)	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds Series 2021A	4.000	03/01/51	918,483
5,085,000	(a)	Downtown East Streetcar Sewer Public Infrastructure District, South Salt Lake, Salt Lake County, Utah, Limited Tax General Obligation Bonds, Series 2022A	6.000	03/01/53	4,916,015
3,360,000	(a)	MIDA Military Installation Development Authority Golf and Equestrian Center Public Infrastructure District, Utah, Limited Tax and Tax Allocation Revenue Bonds, Series 2021	4.500	06/01/51	2,640,046
500,000	(a)	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.375	02/01/51	369,498
2,185,000		Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024A	4.750	01/01/44	2,198,426
1,735,000		Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024A	5.000	01/01/54	1,764,741
7,030,000		Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024E	4.700	01/01/50	7,074,653

		TOTAL UTAH			20,329,329

		VERMONT - 0.1% (0.1% of Total Investments)
1,835,000		Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Series 2021A	4.000	05/01/45	1,638,208
1,080,000		Vermont Housing Finance Agency, Multiple Purpose Bonds, Social Series 2023E	4.800	11/01/43	1,097,627

		TOTAL VERMONT			2,735,835

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VIRGIN ISLANDS - 0.2% (0.1% of Total Investments)
$1,580,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A - AGM Insured	5.000%	10/01/32	$1,596,088
4,715,000	(a)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022A	6.375	04/01/52	4,661,541

		TOTAL VIRGIN ISLANDS			6,257,629

		VIRGINIA - 1.4% (0.8% of Total Investments)
1,180,000	(d)	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, (Pre-refunded 3/01/25)	5.300	03/01/35	1,186,993
1,085,000	(d)	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, (Pre-refunded 3/01/25)	5.600	03/01/45	1,092,496
5,000,000		Hampton Roads Transportation Accountability Commision, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2020A	5.000	07/01/60	5,207,599
9,570,000		Isle Economic Development Authority, Wight County, Virginia, Health System Revenue Bonds, Riverside Health System Series 2023 - AGM Insured	4.750	07/01/53	9,938,785
1,115,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A	4.000	12/01/40	1,020,478
2,690,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A	4.000	12/01/50	2,221,824
2,000,000	(a)	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018	5.000	09/01/45	1,939,589
1,000,000	(a)	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B	5.250	07/01/35	977,584
1,025,000		Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2024A	4.000	07/01/54	987,704
1,000,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023C	4.700	07/01/43	1,015,166
1,070,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023C	4.950	01/01/54	1,084,702
3,310,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-4	4.625	07/01/50	3,315,160
550,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-I	4.550	10/01/49	552,375
1,350,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-I	4.600	10/01/54	1,356,773
1,500,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2023D	4.700	08/01/48	1,536,465
4,155,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc., Series 2020A	4.000	12/01/49	3,904,895
1,955,000	(a)	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A	8.375	04/01/41	1,942,519

		TOTAL VIRGINIA			39,281,107

		WASHINGTON - 1.5% (0.9% of Total Investments)
5,000,000		Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A	5.000	07/01/38	5,040,720
4,120,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C	5.000	10/01/44	4,104,090
5,450,000	(a)	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A	5.000	01/01/46	5,124,232
3,650,000	(a)	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A	5.000	01/01/51	3,341,477
8,136,450		Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2024A-1	4.084	03/20/40	7,844,528

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WASHINGTON (continued)
$21,510,000	(e)	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C - NPFG Insured, (UB)	0.000%	06/01/28	$19,266,774

		TOTAL WASHINGTON			44,721,821

		WEST VIRGINIA - 0.5% (0.3% of Total Investments)
1,900,000	(a)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	5.500	06/01/37	1,931,314
435,000	(a)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2021A	4.125	06/01/43	382,428
1,000,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A	5.000	01/01/43	1,008,002
2,750,000	(e)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, (UB)	4.250	06/01/47	2,706,017
5,000,000	(e)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, (UB)	4.375	06/01/53	4,875,849
3,000,000		West Virginia Housing Development Fund, Housing Finance Revenue Bonds, Social Series 2023D	4.600	11/01/43	3,011,138
2,000,000		West Virginia Housing Development Fund, Housing Finance Revenue Bonds, Social Series 2024A	4.550	11/01/49	2,008,585

		TOTAL WEST VIRGINIA			15,923,333

		WISCONSIN - 4.9% (3.0% of Total Investments)
1,750,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A	5.000	02/01/36	1,764,943
305,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A	5.125	02/01/46	306,088
1,715,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A	5.000	06/15/49	1,532,096
500,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A	5.125	06/15/47	459,508
1,480,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A	5.125	05/01/36	1,480,106
6,000,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A	5.625	06/15/37	5,761,349
1,000,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A	5.500	06/15/37	1,021,442
1,790,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A	5.625	06/15/47	1,808,743
1,500,000	(a)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/53	1,535,976
420,000	(a)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Mater Academy of Nevada, - East Las Vegas Campus Project, Series 2024A	5.000	12/15/44	423,950
245,000	(a)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Mater Academy of Nevada, - East Las Vegas Campus Project, Series 2024A	5.000	12/15/54	243,476
13,690,000		Public Finance Authority of Wisconsin, Health Care System Revenue Bonds, Cone Health, Series 2022A	4.000	10/01/52	12,939,161
35,100,000	(a)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	35,898,925
1,700,000	(a),(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A	7.000	10/01/47	170,000

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$865,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.000%	12/01/27	$878,690
1,815,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.200	12/01/37	1,870,171
1,225,000	(a)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020	5.000	04/01/40	1,263,014
75,000	(a),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, (Pre-refunded 4/01/30)	5.000	04/01/40	82,514
4,520,000	(a)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020	5.000	04/01/50	4,566,780
245,000	(a),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, (Pre-refunded 4/01/30)	5.000	04/01/50	269,544
5,625,000	(a)	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A	5.000	06/15/48	5,636,648
4,300,000		Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2024A	5.000	06/15/64	4,336,171
2,500,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C	4.050	11/01/30	2,490,781
11,000,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/32	11,008,620
1,000,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/39	1,000,468
2,405,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021	4.000	10/01/51	1,878,727
3,845,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021	4.000	10/01/61	2,828,189
1,450,000	(a)	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C	5.250	06/01/40	1,451,456
1,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017	5.000	08/01/37	759,508
1,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.375	10/01/44	975,487
1,500,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.500	10/01/49	1,450,584
3,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A	5.000	02/15/42	3,006,779
2,275,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021	4.000	01/01/57	1,862,769
1,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A	5.000	07/01/34	993,541
1,850,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A	5.000	11/01/54	1,727,686
10,520,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019	4.000	12/15/49	9,735,432
2,565,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014	5.000	12/01/44	2,331,786
1,775,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014	5.250	12/01/49	1,633,532
7,500,000	(e)	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Social Series 2024A, (UB)	4.750	09/01/50	7,563,571
2,800,000		Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A	3.150	11/01/44	2,267,251
3,000,000		Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A	3.200	11/01/49	2,368,399

		TOTAL WISCONSIN			141,583,861

Portfolio of Investments October 31, 2024 (continued)

NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WYOMING - 0.2% (0.1% of Total Investments)
$2,500,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 1	4.400%	12/01/43	$2,498,003
3,585,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 3	4.700	12/01/43	3,647,574

		TOTAL WYOMING			6,145,577

		TOTAL MUNICIPAL BONDS (Cost $4,778,290,526)			4,738,750,546

PRINCIPAL		DESCRIPTION	RATE(i)	MATURITY(j)	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (i)

		CONSUMER DURABLES & APPAREL - 0.0% (0.0% of Total Investments)
359,835	(f)	Cahava Springs Advance	7.500	12/31/26	359,835

		TOTAL CONSUMER DURABLES & APPAREL			359,835

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $359,835)			359,835

		TOTAL LONG-TERM INVESTMENTS (Cost $4,778,650,361)			4,739,110,381

		FLOATING RATE OBLIGATIONS - (7.1)%			(206,940,000)

		MFP SHARES, NET - (17.7)%(k)			(515,843,825)

		VRDP SHARES, NET - (42.4)%(l)			(1,234,066,235)

		OTHER ASSETS & LIABILITIES, NET - 4.3%			126,122,398

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$2,908,382,719

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $568,922,480 or 12.0% of Total Investments.

(b)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(c)	When-issued or delayed delivery security.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	For fair value measurement disclosure purposes, investment classified as Level 3.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(h)	Inverse floating rate trust is a non recourse trust.
(i)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(j)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(k)	MFP Shares, Net as a percentage of Total Investments is 10.9%.
(l)	VRDP Shares, Net as a percentage of Total Investments is 26.0%.

ETM	Escrowed to maturity
IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

Portfolio of Investments October 31, 2024

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 159.3% (100.0% of Total Investments)

		MUNICIPAL BONDS - 159.3% (100.0% of Total Investments)

		ALABAMA - 1.3% (0.8% of Total Investments)
$15,310,000	(a)	Alabama Corrections Institution Finance Authority, Revenue Bonds, Series 2022A, (UB)	5.250%	07/01/52	$16,249,093
8,585,000	(b)	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A	6.000	09/01/45	8,629,142
2,280,000	(a)	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016B	5.000	11/15/46	2,304,059
2,720,000		Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016C	5.000	11/15/46	2,748,702
340,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, (AMT)	5.750	10/01/49	355,495
2,945,000	(a)	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024, (UB)	5.500	10/01/53	3,190,714

		TOTAL ALABAMA			33,477,205

		ALASKA - 0.2% (0.2% of Total Investments)
1,000,000		Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, (AMT)	5.000	01/01/31	1,004,958
2,950,000		Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, (AMT)	5.000	01/01/33	2,962,270
2,400,000		Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, (AMT)	5.000	01/01/34	2,409,113

		TOTAL ALASKA			6,376,341

		ARIZONA - 1.5% (0.9% of Total Investments)
2,820,000	(c)	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, (Pre-refunded 12/01/24)	5.000	12/01/42	2,823,232
2,131,023	(b),(d)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A	7.000	07/01/41	1,640,888
3,185,000	(b)	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015	5.000	07/15/39	3,150,108
3,865,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024B	4.800	09/01/49	3,904,791
1,500,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C	4.850	09/01/54	1,516,446
10,000,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, (AMT)	5.000	07/01/47	10,101,339
400,000		Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, (AMT)	5.000	07/01/27	400,284
950,000		Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, (AMT)	5.000	07/01/32	950,500
1,790,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.375	07/01/46	1,794,134
2,140,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.500	07/01/51	2,145,790
2,060,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017	6.750	02/01/50	2,123,723
35,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019	5.125	07/01/39	34,343

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ARIZONA (continued)
$50,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000%	12/01/32	$53,793
7,235,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	7,851,973

		TOTAL ARIZONA			38,491,344

		ARKANSAS - 1.2% (0.8% of Total Investments)
10,055,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	10,435,174
12,410,000		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2023, (AMT)	5.700	05/01/53	13,119,531
6,000,000	(b)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, (AMT)	4.500	09/01/49	5,867,913
2,000,000	(b)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, (AMT)	4.750	09/01/49	1,971,323

		TOTAL ARKANSAS			31,393,941

		CALIFORNIA - 18.9% (11.8% of Total Investments)
4,225,000		Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B - AGM Insured	0.000	08/01/28	3,776,932
535,000		Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A	5.000	03/01/41	535,809
1,900,000		Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015	5.000	05/01/38	1,917,171
165,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	165,067
4,070,000		Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election of 2004 Series 2005B - FGIC Insured	0.000	08/01/32	3,079,265
6,410,000		Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election of 2004 Series 2005B - FGIC Insured	0.000	08/01/34	4,475,517
1,510,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	1,139,698
1,515,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A	5.000	08/01/49	1,437,519
1,235,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A	5.000	06/01/36	1,221,054
22,650,000	(a)	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, (UB)	5.000	11/15/49	22,921,483
3,500,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/45	3,430,864
825,000	(b)	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015	5.375	07/01/45	828,018
34,780,000		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	34,072,171
12,130,000		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, (AMT)	4.000	07/15/29	12,123,643
2,000,000	(b)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019	5.000	07/01/39	2,072,067
2,000,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016	5.000	06/01/51	1,487,621

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$2,500,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250%	12/01/44	$2,476,764
16,712,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	16,718,926
31,280,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	31,610,242
22,205,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	22,902,750
3,878	(d),(e)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.500	07/01/39	3,878
2,618	(d),(e)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H	5.750	07/01/25	2,618
9,955,000		Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005 - FGIC Insured	0.000	09/01/31	7,621,405
3,795,000		Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C - FGIC Insured	0.000	02/01/37	2,402,662
6,215,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2	4.000	10/01/56	5,067,475
2,330,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.000	07/01/43	1,866,236
10,145,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.125	07/01/56	7,013,219
3,005,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1	3.000	06/01/47	2,107,243
20,855,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2	3.125	06/01/57	12,623,984
15,120,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1	3.000	12/01/49	10,587,078
1,320,000		Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015	5.000	09/01/40	1,327,907
2,510,000		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B - NPFG Insured	0.000	10/01/28	2,237,035
3,360,000		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A - NPFG Insured	0.000	07/01/27	3,100,213
3,725,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A - AGM Insured	0.000	01/15/34	2,681,523
3,000,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A	5.800	01/15/26	3,098,156
4,505,000		Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A - NPFG Insured	0.000	08/01/30	3,823,411
2,315,000		Gateway Unified School District, California, General Obligation Bonds, Series 2004B - FGIC Insured	0.000	08/01/32	1,778,355
3,170,000	(c)	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A - AGM Insured, (ETM)	0.000	06/01/26	3,017,515

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$2,445,000	(a),(b),(c)	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, (Pre-refunded 6/01/25), (IF)	7.582%	06/01/40	$2,553,446
1,250,000	(a),(b)	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, (IF)	7.584	06/01/40	1,305,471
3,190,000		Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B	0.000	09/01/27	2,939,667
5,000,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005 - NPFG Insured	0.000	08/01/31	4,022,274
2,500,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007 - FGIC Insured	0.000	08/01/32	1,939,593
10,000,000	(a)	Irvine Facilities Financing Authority, California, Special Tax Revenue Bonds, Great Park Infrastructure Project Series 2023A - BAM Insured, (UB)	4.000	09/01/58	9,892,193
225,000	(f)	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B (TSFR3M*0.67% + 1.450%)	5.054	11/15/27	227,939
12,000,000	(a)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, (AMT), (UB)	5.000	05/15/41	12,036,034
2,155,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Series 2022H, (AMT)	5.000	05/15/42	2,277,742
70,000	(c)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D, (Pre-refunded 11/15/31), (AMT)	4.000	05/15/46	72,706
1,000,000	(c)	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, (Pre-refunded 8/01/26) - AGM Insured	5.600	08/01/31	1,049,788
2,335,000	(b)	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A	5.000	10/01/42	2,387,344
1,030,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	5.875	08/01/28	1,130,642
2,320,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	0.000	08/01/43	2,284,165
5,420,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B	6.500	11/01/39	6,911,749
2,700,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	7.000	11/01/34	3,361,444
2,200,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	6.500	11/01/39	2,805,507
7,735,000		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B - FGIC Insured	0.000	08/01/25	7,553,005
4,180,000		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B - FGIC Insured	0.000	08/01/26	3,961,732
10,885,000		Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2005B - FGIC Insured	0.000	08/01/25	10,628,889
7,750,000		Oxnard Union High School District, Ventura County, California, General Obligation Bonds, Election 2018 Series 2022C	4.000	08/01/47	7,727,368
12,210,000		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A	6.750	08/01/40	13,769,210
5,000,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A - AGC Insured	7.000	08/01/38	5,640,188
3,200,000		Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003 - AGM Insured	0.000	07/01/27	2,925,587
2,755,000		Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007 - AGM Insured	0.000	07/01/25	2,701,026

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$22,345,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.250%	07/01/58	$23,603,263
6,500,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2023A	5.000	07/01/58	7,016,916
2,750,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A, (AMT)	5.000	07/01/47	2,767,579
2,360,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, (AMT)	5.000	07/01/51	2,436,332
6,650,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, (AMT)	5.000	05/01/44	6,845,332
25,670,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT)	5.000	05/01/43	26,261,426
33,485,000	(a)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT), (UB)	5.000	05/01/48	34,127,889
5,000,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	4,886,731
2,700,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B	5.250	01/15/44	2,705,893
6,630,000	(c)	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, (Pre-refunded 1/15/25)	5.000	01/15/44	6,654,778
3,160,000	(c)	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, (Pre-refunded 1/15/25)	5.000	01/15/50	3,171,810
5,760,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015	0.000	08/01/45	1,944,212
7,500,000		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A	0.000	06/01/36	3,994,497
37,555,000		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A	0.000	06/01/47	10,235,157
1,800,000		Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D - FGIC Insured	0.000	08/01/27	1,655,877
4,005,000	(g)	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B - AGM Insured	0.000	08/01/36	4,469,034

		TOTAL CALIFORNIA			493,633,929

		COLORADO - 7.7% (4.8% of Total Investments)
1,000,000		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/51	973,224
1,101,000		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A	5.500	12/01/36	1,101,721
775,000		Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A	6.000	12/01/37	784,197
2,320,000		Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A	6.125	12/01/47	2,347,767
685,000		Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A	6.125	12/01/47	693,199
770,000	(b)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/37	761,282
2,210,000	(b)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/47	2,099,021
859,000		Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A	5.000	06/01/37	846,199

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$5,500,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000%	08/01/34	$5,830,882
1,105,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/37	1,160,060
1,105,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/38	1,157,630
5,035,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/39	5,257,106
28,345,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/44	29,183,958
820,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	4.000	08/01/49	752,862
5,000,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A	5.500	11/01/47	5,502,170
8,300,000	(a)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A, (UB)	5.250	11/01/52	8,886,190
2,100,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012	4.000	12/01/42	1,966,987
3,655,000	(c)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, (Pre-refunded 6/01/25)	5.000	06/01/45	3,689,193
2,105,000		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018	5.875	12/01/46	2,111,021
7,580,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	4,284,118
35,500,000	(a)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.250	12/01/43	36,676,682
10,695,000	(a)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.000	12/01/48	10,863,293
13,965,000	(a)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.250	12/01/48	14,428,948
1,205,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	1,213,158
350,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	352,370
10,000,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A	0.000	09/01/41	4,738,635
8,845,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B - NPFG Insured	0.000	09/01/26	8,322,993
7,550,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/29	6,387,791
11,100,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/31	8,617,952
10,000,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/32	7,426,534
4,000,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B - NPFG Insured	0.000	09/01/39	1,924,026
1,125,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	5.750	12/01/30	1,122,328
1,000,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	965,139
825,000		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A	5.750	12/01/47	826,391
4,945,000		Overlook Park Metropolitan District, Routt County, Colorado, General Obligation Bonds, Limited Tax Senior Series 2023A	7.250	12/01/53	5,021,464
4,310,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/39	4,136,941

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$490,000	(c)	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, (Pre-refunded 12/01/26)	5.000%	12/01/45	$507,299
395,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008	6.250	11/15/28	414,327
4,060,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008	6.500	11/15/38	4,891,160
934,000		Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A	5.000	12/01/45	894,176
55,000		Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016	5.250	12/01/40	55,127
105,000		Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016	5.250	12/01/40	104,331
1,000,000	(b)	West Meadow Metropolitan District, Town of Fraser, Grand County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2023A	6.000	12/01/38	1,034,395
1,000,000	(b)	West Meadow Metropolitan District, Town of Fraser, Grand County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2023A	6.500	12/01/50	1,043,254

		TOTAL COLORADO			201,357,501

		CONNECTICUT - 0.2% (0.1% of Total Investments)
6,345,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2022U	4.000	07/01/52	5,980,969

		TOTAL CONNECTICUT			5,980,969

		DISTRICT OF COLUMBIA - 0.9% (0.6% of Total Investments)
12,230,000		District of Columbia Housing Finance Agency, Multifamily Development Program Revenue Bonds, Series 2024A-1	4.750	09/01/46	12,105,631
5,000,000		District of Columbia, Income Tax Secured Revenue Bonds, Series 2019A	4.000	03/01/39	5,041,958
10,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B - AGC Insured	0.000	10/01/37	5,874,762

		TOTAL DISTRICT OF COLUMBIA			23,022,351

		FLORIDA - 7.3% (4.6% of Total Investments)
1,005,000		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A	5.000	09/01/43	1,005,097
865,000		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A	5.000	09/01/45	865,060
615,000		Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A	5.375	11/01/36	627,577
665,000		Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016	4.700	05/01/36	666,264
870,000		Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016	4.500	05/01/34	872,278
3,315,000		Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Health First Obligated Group, Series 2022A	5.000	04/01/41	3,566,433
3,000,000		Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Health First Obligated Group, Series 2022A	5.000	04/01/47	3,166,870
4,390,000		Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A	5.000	07/01/50	2,880,610
325,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A	5.000	06/15/39	319,034
150,000	(b)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, (AMT)	5.000	10/01/49	149,598
120,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.250	11/01/37	122,698
155,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.600	11/01/46	158,231

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$555,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.250%	05/01/35	$560,485
615,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.300	05/01/36	621,438
955,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/45	962,042
1,305,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/46	1,313,975
12,505,000		Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A	4.000	08/15/45	11,403,577
6,740,000		Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A	4.000	08/15/50	5,978,424
1,115,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.650	07/01/37	1,145,682
3,385,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.750	07/01/47	3,424,770
1,420,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	4.750	07/15/36	1,414,859
1,465,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	5.000	07/15/46	1,417,775
1,000,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A	5.000	07/01/36	1,000,406
6,785,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A	5.125	07/01/46	6,358,623
900,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A	6.000	06/15/35	907,310
560,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A	6.125	06/15/46	562,869
120,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C	5.000	09/15/40	115,413
1,015,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.250	06/15/36	1,037,797
2,475,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.375	06/15/46	2,514,498
5,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.000	07/01/41	5,074,007
4,120,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/47	4,213,762
10,900,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT)	5.250	07/01/47	11,446,513
11,375,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT)	5.250	07/01/53	11,847,373
7,500,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	7,745,450
23,545,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2024A, (AMT), (Mandatory Put 2/14/25)	8.250	07/01/57	24,263,148

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$320,000		Grand Bay at Doral Community Development District, Miami- Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016	4.750%	05/01/36	$320,550
4,500,000		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT)	5.000	10/01/42	4,576,530
12,410,000		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, (AMT)	5.000	10/01/48	12,620,228
7,665,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, (AMT)	5.000	10/01/49	7,815,585
2,140,000		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015	5.350	08/01/35	2,175,093
6,495,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022	4.000	10/01/52	6,098,754
7,500,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2019A	5.000	10/01/47	7,734,597
500,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022	5.000	11/01/52	510,866
5,225,000	(b)	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A	5.000	04/01/51	4,960,601
545,000		Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016	5.000	11/01/46	546,936
90,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	4.750	11/01/28	91,477
265,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	5.375	11/01/36	272,413
10,075,000		South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016A	4.000	05/01/44	9,570,156
85,000		South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2	4.350	05/01/26	85,266
100,000		South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2	4.875	05/01/35	100,585
1,350,000		Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A	5.125	07/01/34	1,351,298
1,000,000		Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Refunding Series 2015A	5.000	12/01/40	1,001,589
7,780,000	(a)	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Refunding Series 2015A, (UB)	5.000	12/01/44	7,787,393
2,600,000	(a)	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, (UB)	5.000	12/01/55	2,564,099
290,000	(g)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2	0.000	05/01/40	291,199
430,000	(d)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3	6.610	05/01/40	4
300,000		Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1	5.375	11/01/37	305,941

		TOTAL FLORIDA			190,511,106

		GEORGIA - 2.0% (1.2% of Total Investments)
285,000	(d)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	6.500	01/01/29	128,250
1,205,000		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A	4.500	11/01/35	990,250
2,030,000		Atlanta, Georgia, General Obligation Bonds, Public Improvement Social Series 2022A-1	5.000	12/01/41	2,232,778

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		GEORGIA (continued)
$725,000		Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014	5.000%	07/01/41	$725,284
4,245,000		Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of Atlanta, Inc. Project, Series 2019A	4.000	07/01/49	4,064,864
1,250,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C	4.125	11/01/45	1,163,254
1,250,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D	4.125	11/01/45	1,163,254
1,925,000		Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center Inc. Project, Series 2020	4.000	07/01/50	1,843,422
5,000		Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001 - AGM Insured	5.000	08/01/35	5,005
1,690,000		Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993 - NPFG Insured	5.625	10/01/26	1,740,713
8,200,000		Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B	5.125	04/01/53	8,673,705
1,000,000		Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020	4.000	03/01/40	984,897
3,485,000		Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2014A	5.000	07/01/44	3,484,741
3,505,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.600	12/01/54	3,505,210
3,020,000		Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A -NPFG Insured	4.750	06/01/28	3,082,956
3,000,000		Georgia Ports Authority, Revenue Bonds, Series 2021	4.000	07/01/51	2,940,397
840,000	(b)	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017	5.875	06/15/47	859,248
260,000		Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A	5.500	09/15/26	268,543
1,070,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A	5.000	05/15/43	1,102,608
3,000,000	(b)	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A	5.000	11/01/47	2,973,082
3,325,000		Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020 - AGM Insured	4.000	12/01/45	3,220,711
3,700,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A	5.500	07/01/60	3,725,513
3,000,000		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A	5.000	10/01/43	3,005,897

		TOTAL GEORGIA			51,884,582

		GUAM - 0.1% (0.0% of Total Investments)
1,805,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	1,809,192

		TOTAL GUAM			1,809,192

		HAWAII - 0.1% (0.1% of Total Investments)
2,320,000		Hawaii State, Airport System Revenue Bonds, Series 2015A, (AMT)	5.000	07/01/41	2,328,509

		TOTAL HAWAII			2,328,509

		IDAHO - 0.0% (0.0% of Total Investments)
595,000		Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A	5.000	09/01/32	595,283

		TOTAL IDAHO			595,283

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS - 23.2% (14.6% of Total Investments)
$55,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000%	04/01/46	$56,955,860
2,255,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C	5.250	12/01/35	2,255,665
15,500,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B	5.000	12/01/33	15,506,057
8,400,000	(b)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B	7.000	12/01/42	9,003,583
1,800,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A	7.000	12/01/26	1,855,256
51,780,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A	7.000	12/01/44	52,912,988
1,335,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	1,377,993
6,210,000	(b)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A	7.000	12/01/46	6,625,209
450,000		Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A - NPFG Insured	0.000	12/01/26	415,298
1,715,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/26	1,582,749
1,000,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/27	888,187
1,765,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/30	1,376,064
2,585,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A - NPFG Insured	0.000	12/01/27	2,295,964
8,565,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A - NPFG Insured	0.000	12/01/31	6,370,967
20,155,000	(a)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2017, (UB)	5.000	12/01/51	20,402,917
2,430,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A	5.000	12/01/45	2,515,926
6,000,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A	5.000	12/01/57	6,206,265
25,755,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - NPFG Insured	0.000	01/01/29	22,040,403
8,765,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - FGIC Insured	0.000	01/01/34	5,941,662
17,310,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - FGIC Insured	0.000	01/01/37	10,039,599
670,000		Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B	5.500	01/01/31	670,914
1,000,000		Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B	5.500	01/01/33	1,000,926
13,205,000		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A	6.000	01/01/38	13,685,151
2,000,000		Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D	5.500	01/01/40	1,999,768
10,115,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E	5.500	01/01/35	10,121,523
5,890,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E	5.500	01/01/42	5,885,599
350,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/29	353,308
765,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/35	768,353
1,610,000		Chicago, Illinois, General Obligation Bonds, Series 1999	0.000	01/01/30	1,334,972
1,000,000		Chicago, Illinois, General Obligation Bonds, Series 2015A	5.500	01/01/35	1,000,645
9,800,000		Chicago, Illinois, General Obligation Bonds, Series 2015A	5.500	01/01/39	9,802,263

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$10,125,000	(a)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.000%	01/01/44	$10,255,371
5,000,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.500	01/01/53	5,366,474
5,000,000		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Project, Series 2023A - AGM Insured	5.500	01/01/62	5,514,168
12,190,000		Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A	4.125	05/15/47	11,511,802
800,000	(b)	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A	5.500	12/01/30	807,321
17,770,000		Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016	5.000	12/01/46	17,915,494
20,000,000	(a)	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, (UB)	5.000	12/01/46	20,163,752
3,375,000		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C	5.000	08/15/44	3,385,036
2,700,000	(a),(c)	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, (Pre-refunded 10/01/25), (UB)	5.000	10/01/46	2,742,701
9,595,000		Illinois Housing Development Authority, Revenue Bonds, Social Series 2024A	4.750	10/01/49	9,721,865
6,165,000		Illinois State, General Obligation Bonds, April Series 2014	5.000	04/01/38	6,182,290
5,000,000		Illinois State, General Obligation Bonds, April Series 2014	5.000	04/01/39	5,014,022
4,100,000		Illinois State, General Obligation Bonds, February Series 2014	5.250	02/01/31	4,113,961
2,200,000		Illinois State, General Obligation Bonds, February Series 2014	5.250	02/01/32	2,207,491
2,435,000		Illinois State, General Obligation Bonds, February Series 2014	5.250	02/01/33	2,443,291
6,000,000	(c)	Illinois State, General Obligation Bonds, February Series 2014, (Pre-refunded 1/14/25)	5.000	02/01/39	6,017,441
1,785,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	1,929,740
7,605,000	(a)	Illinois State, General Obligation Bonds, May Series 2023B, (UB)	5.500	05/01/47	8,214,370
3,100,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/35	3,161,137
3,000,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/37	3,053,028
2,400,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/40	2,431,175
5,795,000		Illinois State, General Obligation Bonds, November Series 2017C	5.000	11/01/29	6,062,980
3,800,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/27	3,997,368
5,000,000		Illinois State, General Obligation Bonds, October Series 2016	5.000	02/01/27	5,191,304
5,350,000		Illinois State, General Obligation Bonds, Refunding April Series 2019B	5.125	09/01/26	5,524,667
5,000,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A	5.000	01/01/40	5,032,050
5,400,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B	5.000	06/15/52	5,420,657
10,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	9,236,033
13,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	5.000	06/15/50	13,308,451
64,110,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	0.000	12/15/52	17,593,412
2,455,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	5.000	06/15/53	2,463,893
1,945,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A	5.000	06/15/57	1,968,492
8,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B - AGM Insured	0.000	12/15/56	1,874,621
45,000,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/43	20,773,939
2,430,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A - NPFG Insured	5.500	06/15/29	2,523,553
8,400,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/30	6,728,815

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$7,940,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000%	06/15/33	$5,745,937
450,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/34	305,307
12,500,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/35	8,297,689
10,620,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/35	6,896,341
11,505,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/36	7,096,421
65,000,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/38	36,393,786
38,040,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/40	19,679,446
3,720,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/41	1,832,224
4,755,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A	5.000	01/01/40	4,907,206
4,005,000		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	4,008,525

		TOTAL ILLINOIS			608,207,081

		INDIANA - 0.7% (0.4% of Total Investments)
2,705,000		Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005	0.000	02/01/25	2,676,740
2,000,000	(b)	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A	5.875	06/01/55	1,903,365
1,230,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	1,231,009
10,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/26	9,563,698
1,000,000		Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016	5.750	04/01/36	930,239
1,250,000		Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, (AMT)	7.250	11/01/43	1,252,552

		TOTAL INDIANA			17,557,603

		IOWA - 1.2% (0.7% of Total Investments)
5,750,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	5,755,447
21,525,000	(c)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	24,600,184

		TOTAL IOWA			30,355,631

		KANSAS - 0.5% (0.3% of Total Investments)
2,085,000		Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019	5.000	03/01/44	2,058,020
3,565,000	(d)	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012	6.000	12/15/32	1,140,800
10,000,000		University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2017A	5.000	03/01/47	10,136,840

		TOTAL KANSAS			13,335,660

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		KENTUCKY - 0.9% (0.6% of Total Investments)
$5,000,000		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016	5.375%	02/01/36	$5,054,315
435,000		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016	5.500	02/01/44	437,958
2,355,000		Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022A, (AMT)	4.700	01/01/52	2,308,802
500,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015	5.750	11/15/45	462,695
2,250,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015	5.750	11/15/50	2,044,621
6,000,000		Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/44	6,177,589
2,510,000		Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/49	2,561,660
1,305,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	07/01/40	1,307,844
1,335,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.750	07/01/43	1,559,666
2,295,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.875	07/01/46	2,684,617
210,000		Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A	4.000	10/01/29	210,123

		TOTAL KENTUCKY			24,809,890

		LOUISIANA - 1.0% (0.7% of Total Investments)
500,000	(b)	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A	5.625	06/15/48	502,969
5,000,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017	5.000	05/15/42	5,083,711
3,730,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017	5.000	05/15/46	3,776,425
5,610,000	(b)	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, (AMT)	6.500	07/01/36	5,613,004
10,000	(c)	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, (Pre-refunded 7/01/25)	5.000	07/01/39	10,119
1,775,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/36	1,923,804
3,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/46	3,138,707
7,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015	5.000	05/15/47	7,021,518

		TOTAL LOUISIANA			27,070,257

		MAINE - 0.2% (0.1% of Total Investments)
4,965,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	5.000	07/01/46	4,905,675

		TOTAL MAINE			4,905,675

		MARYLAND - 1.2% (0.8% of Total Investments)
2,795,000		Maryland Economic Development Corporation, Private Activity Revenue Bonds, Purple Line Light Rail Project, Green Series 2022B, (AMT)	5.000	12/31/41	2,914,715
2,000,000	(d)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A	5.000	12/01/31	1,297,500
7,145,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A	5.500	01/01/46	7,238,746

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MARYLAND (continued)
$20,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A	5.000%	05/15/45	$20,370,088
355,000	(b)	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016	5.000	07/01/46	355,336

		TOTAL MARYLAND			32,176,385

		MASSACHUSETTS - 0.1% (0.0% of Total Investments)
525,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D	5.000	07/01/44	525,901
1,525,000		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015	4.500	01/01/45	1,457,479

		TOTAL MASSACHUSETTS			1,983,380

		MICHIGAN - 1.5% (0.9% of Total Investments)
645,000		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013	6.000	10/01/33	637,959
1,250,000		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013	6.000	10/01/43	1,196,840
11,285,000	(h)	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A - AGM Insured, (UB)	6.000	05/01/29	12,030,871
5,000		Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A - NPFG Insured	4.500	07/01/35	5,003
2,495,000		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B - NPFG Insured	5.500	07/01/29	2,639,763
5,000		Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B - FGIC Insured	5.000	07/01/36	5,007
10,000		Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A - NPFG Insured	5.000	07/01/34	10,014
10,000,000		Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Series 2016A	5.000	11/01/44	10,056,557
6,800,000		Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A	5.000	11/15/48	7,017,376
5,000,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I	4.000	04/15/54	4,727,228

		TOTAL MICHIGAN			38,326,618

		MINNESOTA - 1.9% (1.2% of Total Investments)
700,000		City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A	5.000	07/01/47	632,261
10,000,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/53	10,122,870
15,830,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.250	02/15/53	16,143,991
7,105,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/58	7,173,361
1,500,000		Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A	5.750	08/01/44	1,500,912
800,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2022A	5.500	07/01/52	786,536
750,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A	5.750	09/01/46	760,729
4,000,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A	6.000	09/01/51	4,066,118
6,000,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A	5.000	07/01/32	6,042,937
3,635,000		Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1	5.000	08/01/36	3,636,877

		TOTAL MINNESOTA			50,866,592

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MISSOURI - 1.9% (1.2% of Total Investments)
$825,000		Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A	6.000%	03/01/33	$842,660
55,000		Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A	5.000	03/01/36	56,495
10,090,000		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, (AMT)	5.000	03/01/46	10,305,466
135,000	(b)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/46	123,847
12,005,000		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1 - AMBAC Insured	0.000	04/15/29	10,308,013
650,000	(b)	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B	5.000	02/01/40	628,197
350,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	5.125	06/01/25	348,346
3,810,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	5.750	06/01/35	3,566,234
3,695,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	6.000	06/01/46	3,442,912
1,590,000		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A	5.000	06/01/30	1,591,570
2,700,000		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A	5.000	06/01/33	2,702,399
50,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A	5.000	11/15/44	50,015
2,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F	5.000	11/15/45	2,000,202
10,920,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Home Ownership Loan Program Series 2024C	4.700	11/01/54	11,050,817
430,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A	5.875	09/01/43	430,441
450,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.000	12/01/35	450,121
130,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.125	12/01/45	123,798
795,000		Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B	6.000	03/01/37	812,437

		TOTAL MISSOURI			48,833,970

		NEBRASKA - 0.4% (0.2% of Total Investments)
5,835,000		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A	5.000	09/01/42	6,407,792
3,435,000		Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017	5.000	11/15/47	3,473,959

		TOTAL NEBRASKA			9,881,751

		NEVADA - 0.2% (0.1% of Total Investments)
4,410,000		Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A	5.000	05/01/48	4,560,805

		TOTAL NEVADA			4,560,805

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW HAMPSHIRE - 0.3% (0.2% of Total Investments)
$2,995,000	(b)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, (AMT)	4.875%	11/01/42	$2,973,357
6,060,000	(b)	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Group Series 2023	4.000	07/01/37	5,533,483

		TOTAL NEW HAMPSHIRE			8,506,840

		NEW JERSEY - 7.1% (4.5% of Total Investments)
70,000	(c)	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, (AMT), (ETM)	5.000	12/01/24	70,077
1,100,000		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013 - AGM Insured, (AMT)	5.125	07/01/42	1,100,856
17,580,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/31	18,569,661
755,000	(a),(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, (Pre-refunded 6/15/25), (UB)	5.250	06/15/40	764,142
40,000	(a),(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, (Pre-refunded 6/15/25), (UB)	5.250	06/15/40	40,484
1,000,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, (Pre-refunded 12/15/26)	5.000	06/15/36	1,046,059
10,000,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, (Pre-refunded 12/15/26)	5.000	06/15/41	10,460,586
2,175,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, (Pre-refunded 6/15/27)	5.000	06/15/42	2,304,325
16,000,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL	5.000	06/15/49	16,543,077
1,415,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, (AMT)	5.250	09/15/29	1,416,461
2,900,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB	4.000	06/15/41	2,866,187
19,650,000	(c)	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC, (Pre-refunded 12/15/32)	5.000	06/15/48	22,317,411
15,280,000	(a)	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023BB, (UB)	5.250	06/15/50	16,625,166
3,130,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/28	2,725,841
3,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/31	2,327,843
12,715,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/33	9,064,770
610,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/34	416,748
2,480,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/40	1,270,173
10,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/33	7,193,336
20,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AMBAC Insured	0.000	12/15/36	12,498,592
19,175,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A	0.000	12/15/35	12,547,188
15,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A	0.000	12/15/39	8,124,528
5,000,000	(c)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, (Pre-refunded 1/15/25)	5.250	06/15/32	5,017,782
8,595,000	(a)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, (UB)	5.000	12/15/34	9,058,185
2,345,000		New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E	5.000	01/01/45	2,349,991
1,595,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	1,625,288

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY (continued)
$18,070,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000%	06/01/46	$18,126,908

		TOTAL NEW JERSEY			186,471,665

		NEW YORK - 19.9% (12.5% of Total Investments)
3,400,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009	0.000	07/15/44	1,382,281
12,020,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009	0.000	07/15/46	4,422,463
450,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015	5.250	07/01/35	450,199
200,000		Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.000	11/01/39	122,000
470,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015	5.500	09/01/45	470,985
5,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	4.000	05/01/54	4,679,661
18,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center Series 2022-1A	4.000	07/01/51	17,507,675
15,270,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500	12/01/46	13,427,077
5,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E	4.000	03/15/48	4,941,453
7,250,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/46	7,301,213
81,270,000	(b)	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C	0.000	06/01/50	10,097,887
6,280,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	6,578,290
4,210,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B	5.000	11/15/34	4,299,148
3,320,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B	5.000	11/15/37	3,385,080
1,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F	5.000	11/15/35	1,013,039
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D	5.000	11/15/32	5,246,533
6,895,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2	4.000	06/15/41	6,867,461
10,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series AA	4.000	06/15/40	10,004,938
9,750,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1	4.000	06/15/49	9,338,347
5,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1	4.000	06/15/50	4,856,878
10,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series AA-1	4.000	06/15/51	9,711,653
5,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1	5.000	02/01/43	5,122,056
10,000,000		New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B	5.000	04/01/52	10,481,875
5,750,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1	5.000	03/01/40	5,992,454
2,860,000		New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1	5.000	08/01/47	3,025,925

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$45,260,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000%	11/15/44	$45,259,520
5,700,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014	5.150	11/15/34	5,701,728
5,000,000		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.000	01/01/46	5,056,153
7,525,000		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.250	01/01/56	7,621,285
8,265,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C	5.000	03/15/47	8,689,233
14,650,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	14,570,078
68,360,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	68,357,478
49,350,000	(i)	New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	52,225,131
1,105,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	1,106,957
28,700,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	28,737,511
7,085,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.250	08/01/31	7,524,156
19,545,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.000	06/30/60	19,917,215
3,945,000	(a)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT), (UB)	6.000	06/30/54	4,261,284
15,465,000	(a)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT), (UB)	5.375	06/30/60	16,029,646
5,350,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/31	5,494,213
2,100,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	5.000	10/01/40	2,167,989
13,750,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	14,771,761
3,000,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016	5.250	11/15/56	3,072,985
14,500,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2	0.000	06/01/66	1,452,609
2,320,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2015B	5.000	11/15/45	2,342,761
30,000,000	(a)	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox- City Sales Tax Series 2023A, (UB)	4.500	05/15/63	30,621,072
11,235,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox- City Sales Tax, Series 2024A-1	4.125	05/15/64	10,886,228
2,150,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	1,899,429

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$9,705,581		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A	5.000%	11/01/44	$8,977,284
3,640,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016	5.000	11/01/46	3,582,741
565,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	637,454

		TOTAL NEW YORK			521,690,472

		NORTH CAROLINA - 0.2% (0.1% of Total Investments)
5,000,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019	5.000	01/01/49	5,148,954

		TOTAL NORTH CAROLINA			5,148,954

		NORTH DAKOTA - 2.2% (1.4% of Total Investments)
1,075,000		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021	4.000	12/01/46	951,796
10,315,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/43	10,346,703
10,950,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/48	10,797,177
37,840,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/53	36,718,203

		TOTAL NORTH DAKOTA			58,813,879

		OHIO - 8.6% (5.4% of Total Investments)
1,430,000		American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Green Series 2016A	5.000	02/15/46	1,444,431
28,980,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	2,692,558
9,495,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	8,587,189
3,250,000		Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017	5.000	12/01/37	3,333,945
7,200,000		Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017	5.000	12/01/47	7,252,198
2,500,000		Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2017	5.000	11/01/54	2,568,562
6,500,000		Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities Authority, Hospital Revenue Bonds, Series 2019B	4.000	01/01/46	6,361,483
2,000,000		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2 - NPFG Insured	0.000	11/15/28	1,737,075
6,895,000		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2 - NPFG Insured	0.000	11/15/32	4,997,506
2,155,000		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2 - NPFG Insured	0.000	11/15/34	1,427,477
165,000	(c)	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured, (ETM)	0.000	12/01/27	150,011
4,145,000		Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured	0.000	12/01/27	3,776,468
220,000	(c)	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured, (ETM)	0.000	12/01/28	193,709
5,615,000		Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured	0.000	12/01/28	4,947,953

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$670,000	(b)	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020	5.000%	06/01/28	$675,746
19,495,000		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017	5.500	02/15/52	19,870,035
20,650,000		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017	5.500	02/15/57	21,030,493
2,400,000		Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013	5.000	06/15/43	2,136,782
1,010,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/34	1,019,548
1,000,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/44	984,329
4,780,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/51	4,673,483
10,000,000		Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015	5.000	05/15/40	10,058,845
1,730,000		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH	5.000	12/01/46	1,762,026
2,500,000		Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018	5.000	06/01/43	2,609,572
8,020,000		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group Project, Series 2017A	5.000	08/15/47	8,113,110
5,565,000		Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B - AGM Insured	0.000	12/01/28	4,854,879
1,000,000		Mahoning County, Ohio, Sewer System Revenue Bonds, Refunding and Improvement Series 2022	5.000	12/01/42	1,056,225
4,500,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007 - AGM Insured	5.250	12/01/31	4,983,753
6,105,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/44	6,040,836
1,600,000		Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017	4.000	11/15/43	1,584,081
2,845,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, (Mandatory Put 9/15/21)	3.375	08/01/29	2,790,774
1,250,000		Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, John Carroll University 2022 Project, Series 2022	4.000	10/01/42	1,146,025
1,250,000		Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, John Carroll University 2022 Project, Series 2022	4.000	10/01/47	1,104,040
950,000		Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project - Joint Venture 5, Series 2001 - NPFG Insured	0.000	02/15/29	816,021
5,000,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2	0.000	02/15/37	3,127,994
11,260,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2	0.000	02/15/38	6,714,304
5,000,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2	0.000	02/15/40	2,670,875
27,880,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A	4.750	06/01/33	29,211,934
22,820,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, (Mandatory Put 6/01/22)	4.750	06/01/33	23,910,198

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$1,500,000		Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Kestrel Verifiers, Green Series 2021A	5.000%	12/01/46	$1,610,391
4,250,000		Pickerington Local School District, Fairfield and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement, Series 2023	5.250	12/01/59	4,568,527
1,845,000		Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A - AGM Insured	4.250	12/01/36	1,852,573
505,000	(b)	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021	4.250	12/01/50	452,833
390,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A	6.000	12/01/50	387,083
980,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A	5.000	11/01/51	820,839
1,500,000		Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007	5.250	12/01/32	1,684,640
1,000,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	6.000	03/01/45	1,000,564

		TOTAL OHIO			224,793,923

		OKLAHOMA - 2.3% (1.5% of Total Investments)
12,690,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.250	08/15/43	12,957,810
9,715,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.250	08/15/48	9,856,655
18,235,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	18,638,477
16,570,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	16,915,198
1,550,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/41	1,597,729
1,500,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, (AMT), (Mandatory Put 6/01/25)	5.000	06/01/35	1,508,340

		TOTAL OKLAHOMA			61,474,209

		OREGON - 0.3% (0.2% of Total Investments)
7,330,000		Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A, (AMT)	5.000	07/01/45	7,549,505
1,150,000	(b)	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds, Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series 2019B	5.000	11/01/36	1,224,175

		TOTAL OREGON			8,773,680

		PENNSYLVANIA - 8.7% (5.5% of Total Investments)
380,000		Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	380,335
7,355,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	7,326,234
11,700,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750	01/01/35	12,196,227
2,030,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B	3.750	10/01/47	1,738,310
1,236,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	1,336,791
16,570,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	16,394,310

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$8,280,000	(g)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000%	06/30/44	$5,921,303
2,594,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	2,663,946
2,405,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018	5.000	06/01/34	2,529,587
205,000	(c)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, (Pre-refunded 1/01/25)	5.000	01/01/38	205,488
845,000	(c)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, (Pre-refunded 1/01/25)	5.000	01/01/38	847,013
1,030,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	5.000	01/01/38	1,030,568
8,710,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A	4.000	04/01/39	8,653,857
5,085,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A	4.000	04/01/50	4,781,808
5,000,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A	5.000	04/01/50	5,170,447
15,220,000	(a)	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2019A, (UB)	5.000	07/01/44	15,731,229
20,335,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B	5.000	05/01/52	20,966,640
9,400,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B	5.000	05/01/57	9,643,048
5,440,000	(c)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, (Pre-refunded 1/15/25)	5.250	01/15/36	5,457,085
3,535,000	(c)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, (Pre-refunded 1/15/25)	5.250	01/15/45	3,546,102
2,205,724	(d)	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2	2.200	06/30/27	970,519
1,214,992	(d)	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, (cash 5.000%, PIK 5.000%)	0.900	06/30/27	218,699
4,135,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, (AMT)	5.500	11/01/44	4,151,160
19,250,000		Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022, (AMT)	5.750	06/30/48	20,740,435
24,890,000	(a)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022 - AGM Insured, (AMT), (UB)	5.000	12/31/57	25,738,032
12,000,000	(i)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-2	4.375	11/01/54	11,603,668
30,355,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-146A	4.750	04/01/53	30,463,264
3,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E	6.000	12/01/30	3,251,651
4,000,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Sciences in Philadelphia, Series 2017	5.000	11/01/47	4,015,893

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$735,000		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A	5.000%	11/15/28	$735,338

		TOTAL PENNSYLVANIA			228,408,987

		PUERTO RICO - 7.1% (4.5% of Total Investments)
75,000,000		Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset- Backed Bonds, Series 2008A	0.000	05/15/57	4,894,155
1,804,623		Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0	0.000	08/01/54	367,216
821,500		FN HTA TRRB-2007N- 745190ZS0 ASSUR CUSTODIAL TR CTFS, Puerto Rico,	5.250	07/01/36	825,083
1,595,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Forward Delivery Series 2022A	5.000	07/01/37	1,684,610
16,000,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	16,701,157
5,255,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	5,367,225
8,180,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/33	8,623,692
2,745,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	2,881,723
5,785,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/42	5,576,289
6,055,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500	07/01/34	6,071,603
46,230,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	11,217,899
2,260,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	2,244,501
108,619,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	108,868,802
1,780,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A	4.550	07/01/40	1,788,777
493,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.536	07/01/53	473,272
567,767		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	371,887
8,007,861		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	7,563,524

		TOTAL PUERTO RICO			185,521,415

		RHODE ISLAND - 0.1% (0.1% of Total Investments)
21,570,000		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A	0.000	06/01/52	3,493,248

		TOTAL RHODE ISLAND			3,493,248

		SOUTH CAROLINA - 4.4% (2.8% of Total Investments)
21,570,000		Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AMBAC Insured	0.000	01/01/30	17,570,762
7,260,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023B	4.850	07/01/48	7,422,184
32,615,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	4.250	11/01/47	32,053,683
8,045,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	4.500	11/01/54	8,020,381
9,985,000	(a)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/43	10,192,690
8,560,000	(a)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/48	8,680,342
4,915,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A	5.000	12/01/50	4,928,372

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOUTH CAROLINA (continued)
$4,915,000	(a)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, (UB)	5.000%	12/01/50	$4,928,371
7,500,000	(a)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B, (UB)	5.000	12/01/46	7,603,111
10,295,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A	5.000	12/01/55	10,670,015
2,585,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E	5.250	12/01/55	2,602,762

		TOTAL SOUTH CAROLINA			114,672,673

		SOUTH DAKOTA - 0.2% (0.1% of Total Investments)
4,455,000		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015	5.000	11/01/45	4,491,453

		TOTAL SOUTH DAKOTA			4,491,453

		TENNESSEE - 1.3% (0.8% of Total Investments)
1,000,000	(b)	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A	5.125	12/01/42	974,085
4,000,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1	4.000	08/01/44	3,825,629
21,500,000	(a)	Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A - AGM Insured, (UB)	5.250	07/01/53	23,116,875
5,000,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, (AMT)	5.000	07/01/54	5,103,802

		TOTAL TENNESSEE			33,020,391

		TEXAS - 10.9% (6.8% of Total Investments)
3,135,000		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015	5.250	12/01/35	3,106,854
3,340,000		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015	5.000	12/01/40	3,158,454
9,000,000		Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023	4.000	02/15/53	8,741,095
490,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	6.250	09/01/35	500,184
460,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	6.500	09/01/46	469,599
21,000,000		Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, School Building Series 2023	4.250	02/01/53	20,986,722
1,000,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT	4.750	05/01/38	1,000,025
150,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	150,006
5,000,000		Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series 2024	4.250	02/15/50	4,837,477
10,000,000		Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, (AMT)	8.000	04/01/28	10,013,381
295,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/41	134,424
590,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/42	255,324
1,000,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/43	410,966

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$2,000,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000%	11/15/44	$781,016
2,600,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/45	960,702
4,180,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/53	1,008,184
1,920,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H - NPFG Insured	0.000	11/15/37	959,328
4,565,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3 - NPFG Insured	0.000	11/15/35	2,391,668
40,500,000		Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A - NPFG Insured	0.000	11/15/40	17,819,251
2,000,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, (AMT)	5.000	07/15/35	2,005,630
235,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, (AMT)	5.000	07/01/29	235,075
28,305,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/28	24,663,930
5,000,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/30	4,006,650
5,765,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/31	4,413,323
6,000,000	(c)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B - NPFG Insured, (ETM)	5.500	12/01/29	6,493,479
7,500,000	(c)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A - AGM Insured, (ETM)	5.750	12/01/32	9,002,429
3,500,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2024 - BAM Insured	4.250	08/01/54	3,461,011
720,000		Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015	5.000	08/15/35	723,748
2,505,000		Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997 - AMBAC Insured, (AMT)	5.125	11/01/28	2,593,296
8,630,000	(b)	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, (AMT)	4.625	10/01/31	8,635,169
825,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/47	825,000
6,330,000	(c)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	7.000	09/01/43	7,687,894
9,130,000	(c)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	6.750	09/01/45	11,137,062
2,555,000	(c)	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, (Pre-refunded 1/01/25) - AGC Insured	6.200	01/01/42	2,565,976
7,000,000	(c)	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, (Pre-refunded 1/01/25)	6.500	01/01/43	7,032,916
10,000,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D - AGC Insured	0.000	01/01/28	9,028,018
1,570,000		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A	5.000	02/01/34	1,540,145

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$1,000,000	(d)	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012	3.000%	12/15/47	$600,000
855,000		Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D	6.250	12/15/26	878,727
1,800,000		Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2023, (AMT)	5.500	12/31/58	1,932,659
300,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.500	06/30/42	321,664
1,660,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.500	06/30/43	1,776,342
90,930,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, (AMT)	5.000	06/30/58	92,206,866
3,600,000		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A - AMBAC Insured	0.000	08/15/25	3,498,755

		TOTAL TEXAS			284,950,424

		UTAH - 0.1% (0.0% of Total Investments)
1,945,000	(b),(d)	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, (AMT)	8.000	12/01/39	1,930,767

		TOTAL UTAH			1,930,767

		VIRGINIA - 4.2% (2.7% of Total Investments)
12,000,000		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016	5.000	07/01/51	12,034,692
22,405,000	(a)	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, (UB)	5.000	07/01/51	22,469,773
540,000	(c)	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, (Pre-refunded 3/01/25)	5.600	03/01/45	543,731
2,000,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1	5.000	06/01/47	1,893,736
20,000,000		Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2024A	4.000	02/01/42	20,094,992
8,995,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/49	9,119,704
16,520,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/52	16,724,182
27,570,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/56	27,869,366

		TOTAL VIRGINIA			110,750,176

		WASHINGTON - 3.0% (1.9% of Total Investments)
770,000		Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999 - FGIC Insured	4.750	02/01/28	775,348
105,000		Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013	5.750	04/01/43	102,721
6,065,000		Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015	4.000	07/01/36	5,930,887
10,420,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2015A, (UB)	5.000	08/15/45	10,334,742
10,500,000		Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B	4.000	08/15/41	10,007,702
10,785,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, (UB)	5.000	10/01/44	10,743,353
21,320,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, (UB)	5.000	10/01/38	21,322,848

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WASHINGTON (continued)
$2,000,000		Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020	4.000%	09/01/45	$1,862,367
14,875,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020, (UB)	5.000	09/01/55	15,415,142
1,410,000		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F - NPFG Insured	0.000	12/01/24	1,405,868

		TOTAL WASHINGTON			77,900,978

		WEST VIRGINIA - 0.3% (0.2% of Total Investments)
6,000,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2023B	6.000	09/01/48	6,755,774

		TOTAL WEST VIRGINIA			6,755,774

		WISCONSIN - 1.6% (1.0% of Total Investments)
25,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A	5.000	06/15/37	24,427
1,000,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A	5.125	05/01/36	1,000,071
5,545,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/36	5,033,023
4,430,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/46	3,593,298
79,862	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/47	2,232
69,810	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/48	1,844
68,693	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/49	1,709
66,459	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/50	1,535
65,342	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/51	1,428
84,889	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/52	1,725
83,772	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/53	1,612
80,979	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/54	1,466
79,304	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/55	1,358
77,628	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/56	1,264
4,224,917	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	5.500	07/01/56	3,223,127
86,006	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/57	1,319
83,772	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/58	1,216

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$81,538	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000%	01/01/59	$1,125
79,862	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/60	1,035
78,745	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/61	962
76,511	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/62	884
74,836	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/63	821
73,161	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/64	765
72,044	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/65	708
77,628	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/66	707
934,897	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/67	7,719
69,385	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/46	2,094
68,408	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/47	1,912
67,919	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/48	1,794
67,431	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/49	1,678
66,454	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/50	1,534
72,806	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/51	1,591
1,874,234	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	3.750	07/01/51	1,340,628
72,317	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/52	1,469
71,340	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/53	1,373
70,851	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/54	1,283
69,874	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/55	1,196
68,897	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/56	1,122

Portfolio of Investments October 31, 2024 (continued)

NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$68,408	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000%	01/01/57	$1,049
67,431	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/58	978
66,942	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/59	923
66,454	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/60	861
65,476	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/61	800
64,988	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/62	751
64,010	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/63	703
63,522	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/64	665
63,033	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/65	620
62,056	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/66	565
808,203	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/67	6,673
500,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/48	515,057
1,200,000		Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, (AMT)	4.000	08/01/35	1,166,185
1,690,000	(b),(d)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.250	08/01/27	1,635,075
1,350,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	1,380,728
160,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.200	12/01/37	164,864
2,905,000		Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western California University Project, Series 2015A	5.000	07/01/35	2,910,144
1,000,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C	4.300	11/01/30	1,002,593
1,000,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A	0.000	12/15/31	762,502
2,105,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/32	2,106,650
2,500,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/39	2,501,169
12,650,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A	5.000	11/15/39	12,861,528
1,120,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.250	10/01/39	1,116,508

		TOTAL WISCONSIN			42,402,645

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WYOMING - 0.2% (0.1% of Total Investments)
$4,660,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2024 Series 1	4.700%	12/01/49	$4,725,831

		TOTAL WYOMING			4,725,831

		TOTAL MUNICIPAL BONDS (Cost $4,025,730,914)			4,168,431,935

PRINCIPAL		DESCRIPTION	RATE(j)	MATURITY(k)	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (j)

		CONSUMER DURABLES & APPAREL - 0.0% (0.0% of Total Investments)
243,974	(e)	Cahava Springs Advance	7.500	12/31/26	243,974

		TOTAL CONSUMER DURABLES & APPAREL			243,974

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $243,974)			243,974

		TOTAL LONG-TERM INVESTMENTS (Cost $4,025,974,888)			4,168,675,909

		FLOATING RATE OBLIGATIONS - (14.3)%			(374,120,000)

		MFP SHARES, NET - (24.5)%(l)			(640,156,188)

		VRDP SHARES, NET - (25.7)%(m)			(673,758,532)

		OTHER ASSETS & LIABILITIES, NET - 5.2%			136,493,612

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$2,617,134,801

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $379,038,335 or 9.1% of Total Investments.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(h)	Inverse floating rate trust is a non recourse trust.
(i)	When-issued or delayed delivery security.
(j)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(k)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(l)	MFP Shares, Net as a percentage of Total Investments is 15.4%.
(m)	VRDP Shares, Net as a percentage of Total Investments is 16.2%.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TSFR
3M	CME Term Secured Overnight Financing Rate 3 Month
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

Portfolio of Investments October 31, 2024

NMZ

SHARES		DESCRIPTION			VALUE

		LONG-TERM INVESTMENTS - 158.3% (99.6% of Total Investments)

		COMMON STOCKS - 0.0% (0.0% of Total Investments)

		MATERIALS - 0.0% (0.0% of Total Investments)
39	(a),(b)	PALOUSE FIBER HOLDINGS			$0

		TOTAL MATERIALS			0

		TOTAL COMMON STOCKS (Cost $5,850)			0

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MUNICIPAL BONDS - 158.3% (99.6% of Total Investments)

		ALABAMA - 2.8% (1.8% of Total Investments)
$182,352	(c),(d)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C	0.000%	09/01/37	2
1,000,000	(c),(d)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A	6.750	09/01/37	700,000
212,352	(c),(d)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B	6.750	09/01/37	148,647
2,000,000	(d)	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A	6.000	09/01/45	2,010,283
2,500,000		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A	5.000	07/01/48	2,561,012
785,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, (AMT), (Mandatory Put 11/01/30)	6.375	11/01/50	894,800
13,765,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, (AMT)	5.750	10/01/49	14,392,317
6,430,000	(e)	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024, (UB)	5.500	10/01/53	6,966,483
250,000		MidCity Improvement District, Alabama, Special Assessment Revenue Bonds, Series 2022	4.750	11/01/49	206,194
1,200,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	1,226,639
1,810,000	(d)	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020	4.000	11/01/45	1,690,215
1,000,000		Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Refunding Series 2024B, (Mandatory Put 5/01/32)	5.000	06/01/49	1,070,168
3,450,000	(d)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	3,510,771

		TOTAL ALABAMA			35,377,531

		ARIZONA - 3.9% (2.5% of Total Investments)
400,000	(d)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Christian University Project, Series 2019A	5.500	10/01/40	378,086
800,000	(d)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Christian University Project, Series 2019A	5.625	10/01/49	730,643
10,100,000	(d)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B	5.000	07/01/51	9,330,813
10,000,000	(d)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021A	5.000	07/01/51	9,238,429
900,000	(d)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021C	6.000	07/01/29	882,572

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ARIZONA (continued)
$5,000,000	(d)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2	6.150%	09/15/53	$5,202,549
2,765,000	(d)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1	4.150	12/01/57	1,990,333
2,590,000	(d)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Subordinate Series 2022B	5.750	12/15/57	1,997,829
1,000,000	(d)	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A	6.500	06/01/50	1,039,301
1,000,000	(d)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A	5.750	01/01/50	898,488
3,000,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020	5.000	07/01/49	2,828,771
245,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.250	07/01/36	246,959
400,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.375	07/01/46	400,924
475,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.500	07/01/51	476,285
1,000,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019	5.875	07/01/51	1,008,667
290,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020	5.000	06/15/35	290,840
100,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019	5.125	07/01/39	98,124
7,500,000	(d)	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.500	12/01/37	7,931,681
2,000,000	(f)	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A	0.000	10/01/56	1,633,136
500,000	(d)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2024	5.000	06/15/59	491,371
1,960,000	(d)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, AmeriSchools Academy Project, Series 2022	6.000	06/15/57	1,978,915

		TOTAL ARIZONA			49,074,716

		ARKANSAS - 0.8% (0.5% of Total Investments)
1,750,000	(d)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	1,816,167
3,500,000	(d)	Arkansas Development Finance Authority, Charter School Revenue Bonds, Academy of Math and Science - Little Rock Project Series 2024A	7.000	07/01/59	3,384,731
3,000,000	(d)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, (AMT)	4.500	09/01/49	2,933,956
2,500,000	(d)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, (AMT)	4.750	09/01/49	2,464,154

		TOTAL ARKANSAS			10,599,008

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA - 12.6% (7.9% of Total Investments)
$18,390,000	(f)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2022C - AGM Insured	0.000%	10/01/52	$10,270,114
4,000,000	(f)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/47	2,313,259
18,905,000	(f)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/48	10,894,439
4,585,000	(f)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/49	2,635,438
3,055,000	(f)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/50	1,747,451
1,000,000	(d)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2	4.000	08/01/47	822,370
4,590,000	(d)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Mira Vista Hills Apartments, Series 2021A	4.000	02/01/56	2,626,554
1,000,000	(d)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	754,767
2,000,000	(d)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2	4.000	02/01/50	1,554,359
9,155,000	(d)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	7,946,854
500,000	(d)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science & Language Academy Project, Series 2021	4.000	07/01/61	395,345
2,215,000	(d)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020	6.250	07/01/58	2,310,082
10,450,000	(e)	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health System, Series 2021A	4.000	08/15/48	10,358,511
3,720,000	(d)	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A-4, (AMT), (Mandatory Put 8/15/25)	8.000	01/01/50	3,833,467
500,000	(d)	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A	5.000	11/01/36	508,846
2,165,000		California Municipal Finance Authority, Special Tax Revenue Bonds, Community Facilities District 2020-6, County of Placer-PV400, Series 2022	5.250	09/01/52	2,263,596
1,130,000		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A - AGM Insured	5.250	11/01/52	1,194,083
1,000,000	(d)	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A	5.125	07/01/55	871,602
1,000,000	(d)	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A	6.000	06/01/59	972,276
1,000,000	(d)	California School Finance Authority, California, Charter School Revenue Bonds, Girls Athletic Leadership School Los Angeles Project, Series 2021A	4.000	06/01/61	730,301
1,000,000	(d)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/40	817,771
4,000,000	(d)	California School Finance Authority, Charter School Revenue Bonds, Russell Westbrook Why Not Academy Obligated Group, Series 2021A	4.000	06/01/61	2,940,256
1,000,000	(d)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A	5.000	06/01/60	904,983
1,600,000	(d)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2023A	6.000	06/01/63	1,628,582

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$800,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250%	12/01/44	$792,565
1,000,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	1,000,414
9,030,000	(d)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	9,125,335
500,000	(d)	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A	5.000	06/01/46	501,562
745,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A	8.000	09/02/41	735,653
5,817	(a),(c)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.500	07/01/39	5,817
1,300,000	(d)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Subordinate Series 2021B	8.000	04/01/56	981,457
1,750,000	(d)	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1	3.000	08/01/56	1,236,389
300,000		Corona, California, Special Tax Bonds, Community Facilities District 2018-2 Sierra Bella, Series 2022A	5.000	09/01/42	316,247
23,800,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2	4.000	10/01/56	19,405,616
2,000,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Dublin Mezzanine Lien Series 2021B	4.000	02/01/57	1,534,426
2,000,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Escondido Portfolio, Social Senior Lien Series 2021A-2	4.000	06/01/58	1,568,027
1,000,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2	4.000	10/01/56	799,577
2,000,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Series 2021B	4.000	07/01/58	1,402,407
4,250,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	3,201,217
2,000,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Mezzanine Lien Series 2021B	4.000	06/01/57	688,252
535,000	(d)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2	3.125	06/01/57	323,847
5,000,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A-2	4.000	12/01/58	3,886,181
2,145,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021B	4.000	12/01/59	1,417,998
3,430,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1	3.000	12/01/49	2,401,698
1,660,000		Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C	6.500	12/15/47	1,660,111
2,000,000		Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A	5.000	12/15/37	2,001,929

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$8,855,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000%	06/01/66	$962,072
7,000,000		Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-1.Turbo Capital Appreciation	0.000	06/01/36	3,187,517
1,000,000		Los Angeles County Community Facilities District 2021-01, California, Special Tax Bond, Valencia-Facilities Improvement Area 1, Series 2022	5.000	09/01/52	1,039,245
535,000		Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 6, Series 2021	4.000	09/01/50	493,176
2,140,000		Oroville, California, Revenue Bonds, Oroville Hospital Series 2019	5.250	04/01/54	1,572,587
750,000	(d),(e)	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100 - AMBAC Insured, (IF)	8.873	12/01/30	1,083,102
2,015,000	(d),(e)	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100 - AMBAC Insured, (IF)	8.980	12/01/33	3,225,716
10,000,000	(e)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT), (UB)	5.000	05/01/43	10,230,396
4,095,000	(d)	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D	0.000	08/01/31	2,960,305
1,055,000	(d)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017	6.250	09/01/47	1,101,541
5,000,000	(e)	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P, (UB)	4.000	05/15/53	4,952,793

		TOTAL CALIFORNIA			157,090,481

		COLORADO - 15.0% (9.5% of Total Investments)
830,000		Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Junior Lien Series Series 2021B	5.500	12/15/37	782,096
1,089,000		Aspen Street Metropolitan District, Broomfield County and City, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3	5.125	12/01/50	908,151
12,000,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A	5.750	12/01/51	11,380,765
500,000		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B	7.750	12/15/48	487,924
1,500,000		Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A	5.500	12/01/50	1,392,928
1,000,000		Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A	5.000	12/01/51	897,006
500,000		Berthoud-Heritage Metropolitan District 10, Larimer County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2022A	4.750	12/01/52	420,781
2,000,000		Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3	4.750	12/01/51	1,564,410
1,000,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.000	12/01/49	796,821
500,000		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Improvement Bonds, Series 2022	6.500	12/01/53	514,817
460,000		Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B	8.000	06/15/37	447,233
506,000		Clear Creek Transit Metropolitan District 2, Adams County, Colorado, Revenue Supported Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/41	420,087

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$500,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008	6.250%	07/01/28	$500,878
100,000	(d)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/51	78,553
1,225,000	(d)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/61	913,561
720,000	(d)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020	5.000	12/01/55	635,573
3,000,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013	8.000	08/01/43	1,990,010
1,000,000	(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016	6.125	02/01/46	766,475
3,144,000		Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020	6.500	12/01/50	3,064,329
500,000		Conestoga Metropolitan District 2, Ault, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2021A-3	5.250	12/01/51	459,986
500,000		Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B	5.500	12/15/36	480,154
775,000		Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A	5.000	12/01/39	765,122
750,000		Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A	5.000	12/01/49	707,032
1,000,000		Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A	5.625	12/01/38	992,932
4,050,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	2,289,008
5,000,000	(e)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.250	12/01/48	5,166,111
1,500,000		Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A	5.625	12/01/48	1,492,085
1,030,000		E-86 Metropolitan District, Elizabeth, Elbert County, Colorado, General Obligation Limited Tax Cash Flow Bonds, Series 2021A-3	5.125	12/01/51	884,546
1,000,000	(d)	Elbert and Highway 86 Commercial Metropolitan District, Elbert County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2021A	5.000	12/01/51	922,723
960,000		Erie Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Series 2021	4.000	12/01/38	813,516
4,150,000	(d)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	4,047,083
3,080,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	2,972,630
1,500,000		Four Corners Business Improvement District, Erie, Boulder County, Colorado, Limited Tax Supported Revenue Bonds, Series 2022	6.000	12/01/52	1,531,395
8,380,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.500	12/01/42	8,447,093
1,000,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.750	12/01/52	1,006,817

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$2,260,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Subordinate Series 2022B	8.125%	12/15/52	$2,297,827
3,000,000		Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation Bonds Series 2022A and Subordinate Limited Tax General Obligation Bonds Series 2022B	6.000	12/01/52	2,824,614
1,000,000		Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation Bonds Series 2022A and Subordinate Limited Tax General Obligation Bonds Series 2022B	8.500	12/15/52	928,630
3,000,000	(d)	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.500	06/01/50	2,655,798
500,000	(d)	Glen Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.250	12/01/51	402,022
500,000		Grand Junction Dos Rios General Improvement District, Grand Junction, Mesa County, Colorado, Special Revenue Bonds, Series 2021	4.500	12/01/41	420,935
500,000		Grand Junction Dos Rios General Improvement District, Grand Junction, Mesa County, Colorado, Special Revenue Bonds, Series 2021	4.750	12/01/51	401,821
750,000		Grandview Reserve Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Senior Bonds, Series 2022A and Limited Tax General Obligation Subordinate Bonds, Series 2022B(3)	6.250	12/01/52	736,044
1,000,000		Grandview Reserve Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Senior Bonds, Series 2022A and Limited Tax General Obligation Subordinate Bonds, Series 2022B(3)	9.000	12/15/52	996,177
2,000,000		Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015	6.125	12/01/44	2,000,584
1,480,000	(d)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	1,451,894
540,000		Highlands Metropolitan District 1, Broomfield City and County, colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021	5.000	12/01/41	509,116
810,000		Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B	5.750	12/15/50	818,533
1,700,000	(f)	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A	0.000	12/01/50	1,576,215
1,000,000	(d)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.625	12/01/56	953,632
500,000		Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A	5.000	12/01/49	484,004
500,000		Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3	4.500	12/01/50	394,249
5,000,000	(d)	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022	7.375	11/01/52	5,082,418
4,000,000	(f)	Legato Community Authority, Colorado, Commerce City Colorado Limited Tax Supported Revenue Bonds District 12 3 & 7 Convertible Capital Appreciation Series 2021A-2	0.000	12/01/51	2,988,634
1,000,000		Legato Community Authority, Colorado, Commerce City Colorado Limited Tax Supported Revenue Bonds District 12 3 & 7 Series 2021B	8.250	12/15/51	929,478
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	12/01/41	471,404
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	04/15/51	447,231

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$1,000,000		Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A(3)	4.875%	12/01/51	$836,623
500,000		Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado), General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited Tax Bonds, Series 2022B(3)	6.000	12/01/52	502,807
500,000		North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B - AGM Insured	4.625	12/15/51	424,226
4,000,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.250	12/01/50	4,023,596
1,535,000		North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020	5.125	12/01/49	1,467,126
1,000,000		Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	908,399
1,500,000		Overlook Park Metropolitan District, Routt County, Colorado, General Obligation Bonds, Limited Tax Senior Series 2023A	7.250	12/01/53	1,523,194
6,555,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/49	5,995,080
500,000	(d),(f)	Parkdale Community Authority, Erie County, Colorado, Limited Tax Supported Convertible Capital Appreciation Revenue Bonds, District 2, Series 2024A	0.000	12/01/53	382,974
500,000		Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A	5.250	12/01/50	467,242
1,500,000	(d)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/51	1,295,900
9,300,000	(f)	Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Convertible Capital Appreciation Bonds, Series 2022A-2	0.000	12/01/52	5,645,011
4,686,000		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022	6.500	12/01/34	4,495,912
500,000	(d)	Prairie Center Metopolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A	5.000	12/15/41	502,036
870,000		Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported District Improvements Revenue Bonds, Refunding Series 2024B	5.875	12/15/46	931,348
500,000	(d)	Prairie Corner Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2021	4.875	12/01/51	430,206
1,000,000	(d)	Prairie Song Metropolitan District 4, Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2021	6.000	12/01/51	917,482
1,000,000	(d)	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A	4.750	12/01/45	684,390
1,000,000		Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020	5.250	12/01/50	994,758
2,000,000		Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado, General Obligation Bonds, Limited Tax Series 2021-3	5.375	12/01/51	1,761,112
1,000,000		Remuda Ranch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	905,881
720,287		Reunion Metropolitan District, Acting By and Through its Water Activity Enterprise, Adams County, Colorado, Special Revenue Bonds, Series 2021	3.625	12/01/44	535,897
500,000		Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A	5.000	12/01/49	481,301
500,000		Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A	5.000	12/01/49	472,664
1,000,000		Riverpark Metropolitan District, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2024	6.375	12/01/54	1,024,402

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$570,000		Riverview Metropolitan District, Steamboat Springs, Routt County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Refunding Series 2021	5.000%	12/01/51	$518,547
1,000,000		Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue Bonds, Series 2022A	5.000	12/01/52	886,819
2,000,000		RRC Metropolitan District 2, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2021	5.250	12/01/51	1,754,623
2,000,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2022A	6.750	12/01/52	2,106,219
1,205,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2024	8.000	12/15/54	1,213,225
1,740,000		Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax Bonds, Series 2021	3.750	12/01/41	1,392,647
1,440,000		Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.000	12/01/51	1,082,502
1,025,000		Silver Leaf Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3	5.250	12/01/50	910,484
1,000,000		South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2018	6.250	12/01/57	987,700
5,000,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 3, Series 2022	6.750	12/01/53	5,310,210
1,000,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 4, Series 2024A	6.500	12/01/54	1,038,755
2,790,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.125	12/01/50	2,599,519
3,000,000	(c)	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007	0.000	12/01/31	480,000
685,000		Three Springs Metropolitan District 1, Durango, La Plata County, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2020B	7.125	12/15/50	655,165
1,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/41	863,142
3,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/51	2,374,253
1,000,000	(d)	Tree Farm Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.750	12/01/50	878,284
1,000,000		Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019	5.375	12/01/39	994,142
1,500,000	(f)	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2	0.000	12/01/50	1,124,232
1,570,000		Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1	5.375	12/01/50	1,387,490
1,000,000		Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021	5.000	12/01/51	791,418
500,000		Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.250	12/01/50	471,104
1,100,000		Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020	5.000	12/01/40	1,103,619
3,000,000		Villages at Johnstown Metropolitan District 7, Johnstown, Colorado, Limited Tax General Obligation Bonds, Series 2022A(3)	6.250	12/01/52	3,054,429
1,000,000		Waterfront at Foster Lake Metropolitan District 2, Weld County, Colorado, Special Revenue Bonds, Series 2022	4.625	12/01/28	973,673

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$1,730,000		Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A	5.000%	12/01/41	$1,733,817
500,000		Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A	5.000	12/01/51	478,207
1,500,000		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022	6.750	12/01/52	1,460,719
3,500,000	(d),(f)	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2024A-2	0.000	12/01/54	2,012,861
600,000		West Valley Metropolitan District 3, Colorado, General Obligation Bonds, Limited Tax Windsor Series 2024A	5.250	12/01/54	605,928
1,000,000		Westgate Metropolitan District, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2022	5.125	12/01/51	855,695
2,000,000	(d)	Westwood Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2021A	4.000	12/01/51	1,541,624
4,390,000	(d),(f)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Convertible Capital Appreciation Series 2021A-2	0.000	12/01/51	2,815,351
14,000,000	(d)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125	12/01/51	10,698,664
705,000		Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019	5.000	12/01/49	649,211
1,000,000	(d)	Winsome Metropolitan District No. 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A	5.125	12/01/50	873,353
798,000		Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1	6.250	12/15/40	778,848

		TOTAL COLORADO			187,777,937

		CONNECTICUT - 0.4% (0.3% of Total Investments)
2,000,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Forward Delivery Series 2022M	4.000	07/01/41	1,918,396
3,570,000	(e)	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2024A, (UB)	4.600	11/15/49	3,594,110

		TOTAL CONNECTICUT			5,512,506

		DELAWARE - 0.2% (0.1% of Total Investments)
2,500,000	(d),(g)	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, (Pre-refunded 3/03/25)	7.000	09/01/45	2,528,709

		TOTAL DELAWARE			2,528,709

		DISTRICT OF COLUMBIA - 2.5% (1.6% of Total Investments)
5,000,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	1,259,276
1,996,000	(d)	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A	5.250	05/15/55	1,772,242
5,100,000	(e)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B - AGM Insured, (UB)	4.000	10/01/53	4,799,613
4,750,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	4.000	10/01/52	4,489,482
20,640,000	(e)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured, (UB)	4.000	10/01/52	19,507,983

		TOTAL DISTRICT OF COLUMBIA			31,828,596

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA - 19.7% (12.4% of Total Investments)
$350,000		Abbott Square Community Development District, Zephyrhills, Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022	5.500%	06/15/52	$358,057
1,645,000	(c),(d)	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Refunding Series 2022A	5.000	11/15/61	1,146,710
250,000	(c),(d)	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Taxable Refunding Series 2022B	6.500	11/15/33	9,500
1,680,000		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, 2015 Assessment Project, Series 2015	5.375	05/01/45	1,683,617
2,245,000		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021	4.000	05/01/51	1,879,564
2,000,000	(d)	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Phase 3 Master Improvements Project, Series 2021	4.000	05/01/52	1,620,949
1,000,000	(d)	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Phase 4 Master Improvement Project, Series 2023	5.500	05/01/53	1,018,146
955,000		Avenir Community Development District, Palm Beach Gardens, Florida, Special Assessment Bonds, Area 3 - Master Infrastructure Project, Series 2023	5.625	05/01/54	977,214
1,020,000	(d)	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2021 Project Series 2021	4.000	05/01/52	848,880
1,100,000		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2022 Project Series 2022	5.000	05/01/53	1,098,340
995,000		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015	5.250	11/01/46	999,124
1,905,000		Balm Grove Community Development District, Florida, Special Assessment Bonds, 2022 Project, Series 2022	4.125	11/01/51	1,614,667
335,000		Belmond Reserve Community Development District, Florida, Hillsborough County Special Assessment Revenue Bonds 2020 Project Series 2020	4.000	05/01/51	291,951
885,000		Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A	6.125	11/01/33	949,370
1,510,000		Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013	5.125	05/01/43	1,510,014
600,000		Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016	4.750	05/01/46	583,456
500,000	(d)	Buckhead Trails Community Development District, Manatee County Florida, Special Assessment Bonds, 2022 Project Series 2022	5.750	05/01/52	512,995
285,000	(d)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter Schools, Series 2021A	4.000	07/01/41	251,829
1,070,000	(d)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter Schools, Series 2021A	4.000	07/01/51	869,909
1,000,000	(d)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Legends Academy, Series 2021A	5.000	12/01/56	780,000
2,500,000	(d)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A	6.000	06/15/55	2,552,302
500,000	(d)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.000	08/15/51	402,018
1,000,000	(d)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.200	08/15/56	811,577
1,000,000	(d)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.250	08/15/61	796,439
830,000	(d)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A	5.000	06/15/39	814,763

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$1,000,000	(c),(d)	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project, Series 2017A	7.000%	10/01/49	$435,000
1,000,000	(d)	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017	5.875	08/01/52	792,918
1,500,000	(d)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	6.000	08/15/63	1,486,451
955,000		Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014	5.125	05/01/45	955,128
1,000,000	(d)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, (AMT)	5.000	10/01/49	997,318
1,000,000	(d)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2021A, (AMT)	4.000	10/01/41	900,883
215,000	(d)	Coddington Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2022	5.750	05/01/42	225,502
1,491,387	(c),(d)	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A	0.000	05/15/35	18,806
995,000	(d)	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018	5.375	11/01/50	1,014,104
1,610,000	(d)	Crossings Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2024	5.600	05/01/54	1,608,427
1,000,000	(d)	Crosswinds East Community Development District, Polk County, Florida, Special Assessment Revenue Bonds, Assessment Area One Series 2024	5.750	05/01/54	1,016,826
1,440,000		Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2024	5.800	05/01/54	1,421,966
1,490,000		Cypress Mill Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020	4.000	06/15/40	1,363,023
1,010,000		East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2021	4.000	05/01/51	843,081
1,605,000		East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Wildlight Village Phase 3 Series 2024	5.500	05/01/55	1,586,558
1,500,000		Edgewater East Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2022	4.000	05/01/52	1,244,422
820,000	(d)	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 4, Series 2024	5.600	05/01/55	822,059
1,410,000		Epperson Ranch II Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2020	4.375	05/01/51	1,249,241
1,215,000		Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-1	4.125	11/01/50	1,046,458
1,000,000	(d)	Everlands II Community Development District, Palm Bay, Florida, Special Assessment Revenue Bonds, Series 2024	5.450	06/15/54	992,718
1,245,000	(d)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative Inspiration Journey School of St. Cloud, Series 2021A	5.000	06/15/51	1,119,991
1,850,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A	6.500	07/01/44	1,851,369
1,000,000	(d)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A	5.750	07/01/44	990,618
2,000,000	(d)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Dreamers Academy Project, Series 2022A	6.000	01/15/57	1,591,031
565,000	(d)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	5.000	07/15/46	546,787

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$655,000	(d)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A	5.000%	01/01/50	$577,379
120,000	(d)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C	5.000	09/15/50	109,150
1,000,000	(d)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc. Project, Series 2019, (AMT)	5.000	05/01/29	1,018,324
16,450,000	(d)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000	07/15/32	17,454,657
1,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.000	07/01/41	1,014,801
12,585,000	(e)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT), (UB)	5.250	07/01/53	13,107,621
5,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	5,163,634
28,405,000	(d)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2024A, (AMT), (Mandatory Put 2/14/25)	8.250	07/01/57	29,271,384
2,500,000	(d)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024A-1	5.250	06/01/59	2,539,403
3,075,000	(d)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024B	6.500	06/01/59	3,131,807
2,655,000	(c)	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020	5.375	11/01/40	2,402,227
2,000,000	(c)	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020	5.500	11/01/50	1,752,889
1,900,000	(d)	Gracewater Sarasota Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2021	4.000	05/01/52	1,554,024
1,000,000		Grand Bay at Doral Community Development District, Miami- Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2	6.500	05/01/39	1,001,440
10,000,000	(e)	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT), (UB)	5.000	10/01/42	10,170,066
1,845,000		Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014	5.250	05/01/32	1,846,044
195,000		Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2, Series 2019	4.000	11/01/39	178,633
1,000,000		Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 4, Series 2023	5.500	05/01/53	1,020,563
2,015,000	(d)	Hickory Tree Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 1 Series 2024	5.450	05/01/55	1,992,028
1,500,000		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2018A, (AMT)	5.000	10/01/48	1,524,334
5,000,000	(e)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2018A, (AMT), (UB)	5.000	10/01/48	5,081,113
560,000		Hobe-Saint Lucie Conservancy District, Florida, Special Assessment Revenue Bonds, Improvement Unit 1A, Series 2024	5.875	05/01/55	576,505
265,000		Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds, Capital Phase 1 Project 2021A-1	4.100	05/01/51	225,680

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$500,000		Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds, Capital Phase 1 Project 2021B-1	4.300%	05/01/51	$437,590
610,000		Lakewood Park Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2021	4.000	05/01/52	506,223
610,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015	4.875	05/01/45	609,215
2,000,000		Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A	5.375	06/15/37	2,000,437
1,630,000	(d)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.750	12/01/52	1,248,449
2,760,000		LTC Rance Residential Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2021A	4.000	05/01/52	2,267,832
2,000,000		LTC Ranch Residential Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Assessment Area 3 Project, Series 2024AA3	6.050	05/01/54	2,030,335
1,995,000		Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019	4.375	05/01/40	1,885,580
2,985,000		Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019	4.500	05/01/51	2,686,037
750,000	(d)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017	6.000	07/01/47	757,637
1,085,000		Miami World Center Community Development District, Miami- Dade County, Florida, Special Assessment Bonds, Series 2017	5.250	11/01/49	1,103,035
5,000,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A	5.000	07/01/39	5,002,464
1,750,000	(d)	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A	6.000	09/15/45	1,757,514
1,000,000		Miami-Dade County Industrual Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018	5.000	01/15/48	1,000,450
11,250,000	(e)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, (AMT), (UB)	5.250	10/01/52	11,866,593
995,000	(d)	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 3 Series 2024	6.000	05/01/55	1,007,241
320,000	(d)	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2022	5.750	05/01/53	330,452
1,000,000	(d)	Normandy Community Development District, Florida, Capital Improvement Revenue Bonds, Jacksonville Assessment Area One Series 2024	5.550	05/01/54	974,048
355,000		North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019	4.750	05/01/50	342,784
930,000		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015	5.500	08/01/46	938,879
9,305,000	(e)	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2019, (UB)	4.000	08/15/49	8,795,667
250,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022	5.000	11/01/52	255,433
1,355,000	(d)	Palm Beach County, Florida, Revenue Bonds, Provident Group - LU Properties LLC Lynn University Housing Project, Series 2021A	5.000	06/01/57	1,277,985
1,120,000		Palm Beach County, Florida, Revenue Bonds, Provident Group - LU Properties LLC Lynn University Housing Project, Series 2024A	6.250	06/01/59	1,133,522
500,000	(d)	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A	5.000	04/01/51	474,699

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$250,000		Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, Sawmill Branch Phase 2 Flager, Series 2022	5.125%	05/01/51	$250,200
905,000	(d)	Peace Creek Village Community Development District, Florida, Special Assessment Revenue Bonds, Winter Haven Series 2024	5.750	05/01/54	915,560
500,000		Portico Community Development District, Lee County, Florida, Special Assessment, Improvement Series 2020-2	4.000	05/01/50	422,016
905,000	(d)	Rivers Edge III Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2021	4.000	05/01/51	750,934
2,490,000		Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016	6.000	11/01/47	2,562,065
1,725,000		Rustic Oaks Community Development District, Florida, Capital Improvement Revenue Bonds Series 2022	4.000	05/01/52	1,428,333
993,266	(d)	Saint Johns County Housing Authority, Florida, Multifamily Mortgage Revenue Bonds, Victoria Crossing, Series 2021A, (Mandatory Put 4/01/39)	3.920	04/01/59	806,336
700,000		Sawgrass Village Community Development District, Manatee County, Florida, Special Assessment Bonds, Assessment Area 2 Series 2023	6.375	11/01/53	738,241
1,110,000	(d)	Sawyers Landing Community Development District, Florida, Special Assessment Revenue Bonds, Series 2021	4.125	05/01/41	981,493
990,000		Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2015	5.400	11/01/45	994,670
15,000,000	(e)	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Refunding Series 2017, (UB)	5.000	08/15/47	15,299,320
500,000	(d)	Summit View Community Development District, Dade City, Florida, Special Assessment Area Two Revenue Bonds, Series 2024	6.000	05/01/54	505,081
615,000	(d)	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B	4.625	05/01/36	601,851
1,680,000	(f)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2	0.000	05/01/40	1,686,943
2,505,000	(c)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3	6.610	05/01/40	25
1,230,000		Touchstone Community Development District, Hillsborough County, Florida, Special Assessment Bonds, 2019 Project, Series 2019	4.000	12/15/40	1,099,934
1,265,000		Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017	4.500	10/01/47	1,180,879
1,000,000		Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2	5.000	05/01/37	1,016,761
1,510,000		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1	6.375	11/01/47	1,592,174
2,700,000		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2	6.375	11/01/47	2,846,934
500,000		Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019	4.000	12/15/49	416,979
1,000,000		Two Rivers West Community Development District, Pasco County, Florida, Special Assessment Bonds, 2023 Project, Series 2023	6.125	11/01/53	1,037,433
1,000,000		Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013	6.500	11/01/43	1,075,005
500,000		Verano 3 Community Development District, Florida, Special Assessment Bonds, Phase 2 Assessment Area, Series 2022	6.625	11/01/52	534,512
1,000,000	(d)	Waterford Community Development District, Hernando County, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2024	5.450	05/01/54	976,253
965,000		Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014	5.500	11/01/45	965,319

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$410,000	(d)	Westside Haines City Community Development District, Polk County, Florida, Special Assessment Bonds, Area 2 Project, Series 2024	6.000%	05/01/54	$417,437
135,000	(d)	Willowbrook Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project Series 2024	5.900	05/01/55	136,011
1,000,000	(d)	Windsor at Westside Community Development District, Lake County, Florida, Special Assessment Bonds, Area 1 Project, Series 2024	5.750	05/01/54	1,013,140

		TOTAL FLORIDA			246,157,722

		GEORGIA - 0.8% (0.5% of Total Investments)
4,730,000	(f)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	3,955,166
1,000,000	(d)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	1,014,742
870,000		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A	5.000	11/01/48	660,089
1,610,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A	5.000	07/01/60	1,610,531
2,215,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2023A - AGM Insured	5.000	07/01/64	2,306,972

		TOTAL GEORGIA			9,547,500

		HAWAII - 0.2% (0.2% of Total Investments)
2,000,000	(d)	Hawaii County, Hawaii, Special Tax Revenue Bonds, Community Facilities District 1-2021, Kaloko Heights Project, Series 2023	7.250	05/15/52	2,012,140
1,000,000	(d)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University Project, Refunding Series 2024	5.125	07/01/43	982,831

		TOTAL HAWAII			2,994,971

		IDAHO - 0.3% (0.2% of Total Investments)
1,000,000	(d)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Doral Academy of Idaho, Series 2021A	5.000	07/15/56	850,106
565,000	(d)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A	5.250	07/01/55	499,400
1,000,000	(d)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian South Charter School Project, Series 2021	4.000	05/01/56	728,420
1,050,000		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2024	6.250	09/01/53	1,103,558

		TOTAL IDAHO			3,181,484

		ILLINOIS - 17.4% (10.9% of Total Investments)
139,863	(c)	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005	6.250	01/01/26	139,862
10,670,000	(e)	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, (UB)	6.000	04/01/46	11,049,437
2,575,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D	5.000	12/01/46	2,519,597
15,385,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A	7.000	12/01/44	15,721,636
2,025,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	2,090,214
9,910,000	(d)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A	7.000	12/01/46	10,572,596
10,000,000	(e)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A - BAM Insured, (UB)	5.000	12/01/46	10,463,942
1,552,125	(c)	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006	7.460	02/15/26	1,133,051
1,848,387		Chicago, Illinois, Certificates Participation, Tax Increment Allocation Revenue Notes, North Pullman Neighborhood, Series 2012	6.100	01/15/29	1,848,426

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$5,000,000	(e)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2018A, (UB)	5.000%	01/01/48	$5,089,514
8,065,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022A	5.000	01/01/48	8,303,175
4,000,000	(e)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2016D, (UB)	5.000	01/01/52	4,052,036
5,000,000	(e)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2022A, (UB)	5.250	01/01/53	5,194,199
10,620,000	(e)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2022A, (UB)	5.500	01/01/55	11,304,780
4,000,000	(e)	Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A, (UB)	5.500	01/01/43	4,158,016
9,400,000	(e)	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, (UB)	6.000	01/01/38	9,741,796
1,000,000	(e)	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, (UB)	5.500	01/01/37	1,000,483
130,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/38	130,302
11,000,000	(e)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.000	01/01/44	11,141,637
8,000,000	(e)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.500	01/01/49	8,221,129
1,500,000	(e)	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, (UB)	5.500	01/01/42	1,498,879
5,000,000	(d)	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A	6.375	11/01/46	4,270,909
1,000,000	(d)	Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion AIM Project, Series 2021A	5.000	07/01/51	756,889
1,000,000	(d)	Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion AIM Project, Series 2021A	5.000	07/01/56	738,565
1,000,000	(d)	Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A	5.625	08/01/53	1,066,912
550,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/36	553,878
600,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/38	594,746
700,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/40	684,300
2,000,000	(d)	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B	6.125	04/01/58	1,961,630
7,955,000	(e)	Illinois State, General Obligation Bonds, June Series 2022A, (UB)	5.500	03/01/47	8,588,254
1,715,000		Illinois State, General Obligation Bonds, May Series 2020	5.750	05/01/45	1,862,081
1,000,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/35	1,019,722
1,000,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/37	1,017,676
5,000,000		Illinois State, General Obligation Bonds, October Series 2020C	4.250	10/01/45	4,828,783
10,000,000	(e)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A, (UB)	4.000	01/01/46	9,695,534
7,075,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A - BAM Insured	4.000	06/15/50	6,647,185
1,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	923,603
12,215,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	5.000	06/15/50	12,504,825
5,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A	5.000	06/15/57	5,060,390
35,635,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B	0.000	12/15/54	8,874,619
5,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B - BAM Insured	0.000	12/15/54	1,289,994
7,750,000	(e)	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, (UB)	5.000	01/01/48	7,914,982
10,000,000	(e)	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018C - BAM Insured, (UB)	5.250	01/01/48	10,392,254

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$895,000	(c)	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007	4.800%	01/01/26	$375,900

		TOTAL ILLINOIS			216,998,338

		INDIANA - 1.8% (1.1% of Total Investments)
1,000,000	(d),(e)	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019 - AMBAC Insured, (IF)	8.135	04/01/30	1,385,921
1,000,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A	7.250	12/01/45	1,017,750
850,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, Series 2021A	5.000	06/01/41	799,705
7,725,000	(e)	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Evansville Project, Series 2022A, (UB)	5.250	09/01/57	7,749,691
2,000,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	2,001,641
5,000,000	(e)	Indiana Finance Authority, Indiana, Health Facilities Project Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017A, (UB)	5.000	08/15/51	5,065,600
1,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.125	03/01/57	1,089,430
750,000		Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A	7.500	07/01/35	752,396
1,000,000		Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, (AMT)	7.250	11/01/43	1,002,042
966,254	(c)	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, (AMT)	7.250	12/01/28	10
1,000,000	(d)	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Refunding Series 2024, (AMT)	5.000	01/01/54	1,016,110

		TOTAL INDIANA			21,880,296

		IOWA - 2.0% (1.2% of Total Investments)
1,000,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	1,000,947
2,500,000	(g)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/42)	5.000	12/01/50	2,857,164
17,940,000	(e),(g)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (UB)	5.000	12/01/50	20,503,011

		TOTAL IOWA			24,361,122

		KANSAS - 0.1% (0.0% of Total Investments)
1,000,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.750	09/01/32	930,549

		TOTAL KANSAS			930,549

		KENTUCKY - 2.8% (1.8% of Total Investments)
1,340,000		Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s Ridge Project, Series 2020	6.000	12/01/40	1,204,750
5,450,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/41	5,505,460
11,675,000	(e)	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, (UB)	5.000	06/01/41	11,793,806
5,400,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/45	5,430,151
990,000	(e)	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, (UB)	5.000	06/01/45	995,528
980,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Christian Care Communities, Inc. Obligated Group, Series 2021	5.125	07/01/55	786,474

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		KENTUCKY (continued)
$1,000,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000%	07/01/30	$1,006,750
1,000,000		Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B	5.500	12/01/60	849,441
5,200,000	(e)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024A-1, (Mandatory Put 2/01/32), (UB)	5.250	04/01/54	5,650,545
1,000,000	(d)	Union Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022B	5.500	12/01/52	983,097
1,000,000	(d)	Union, Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022D	5.750	12/01/52	983,525

		TOTAL KENTUCKY			35,189,527

		LOUISIANA - 0.9% (0.5% of Total Investments)
1,705,000		Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013	6.000	07/01/36	1,705,948
1,480,000	(d)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Mentorship STEAM Academy, Series 2021A	5.000	06/01/56	1,256,678
500,000	(d)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A	5.000	04/01/57	427,644
1,620,000	(d)	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, (AMT)	6.500	07/01/36	1,620,868
150,193	(c),(d)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Encore Academy Project, Series 2021A	5.000	06/01/41	90,116
150,194	(c),(d)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Encore Academy Project, Series 2021A	5.000	06/01/51	90,116
500,000	(d)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Jefferson Rise Charter School Project, Series 2022A	6.250	06/01/52	502,104
1,000,000	(d)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Jefferson Rise Charter School Project, Series 2022A	6.375	06/01/62	1,001,791
200,000	(d)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2022A	6.500	06/01/62	200,409
2,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/33	2,196,494
2,000,000	(c),(d)	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, (AMT)	7.000	07/01/24	20
1,000,000	(d)	Plaquemines Port, Louisiana, Harbor and Terminal District Facilities Revenue Bonds NOLA Terminal LLC Project Dock and Wharf Series 2024A	9.000	12/01/44	1,019,067
540,000	(d)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010	6.350	07/01/40	594,407

		TOTAL LOUISIANA			10,705,662

		MARYLAND - 0.8% (0.5% of Total Investments)
1,595,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/42	1,595,256
4,000,000	(c)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A	5.000	12/01/31	2,595,000
2,500,000	(c)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B	5.250	12/01/31	1,621,875
5,000,000		Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2021	2.750	06/01/51	3,589,775

		TOTAL MARYLAND			9,401,906

		MASSACHUSETTS - 1.1% (0.7% of Total Investments)
7,080,000	(e)	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2, (UB)	5.000	07/01/53	7,190,711
5,735,000	(e)	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, (AMT), (UB)	4.250	07/01/46	5,311,849
1,200,000		Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue M, Subordinate Series 2021C, (AMT)	3.000	07/01/51	836,569

		TOTAL MASSACHUSETTS			13,339,129

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MICHIGAN - 2.8% (1.8% of Total Investments)
$1,740,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Social Series 2021A	5.000%	04/01/46	$1,800,588
1,945,000		Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Aquinas College Project, Refunding Series 2021	5.000	05/01/46	1,590,215
3,675,000		Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A	5.000	11/15/48	3,792,479
6,480,000	(e)	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, (UB)	5.000	11/15/48	6,687,146
5,000,000	(e)	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, (UB)	4.000	12/01/40	4,930,407
830,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019	5.000	02/01/33	846,618
905,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2021	4.000	12/01/41	771,991
1,000,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2021	4.000	12/01/51	791,160
150,000	(d)	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Refunding Series 2021	4.400	04/01/31	134,333
315,000	(d)	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Refunding Series 2021	4.900	04/01/41	252,073
1,200,000	(d)	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017	5.900	07/15/46	948,405
28,335,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts, Taxable Series 2020B	0.000	06/01/45	7,306,534
1,355,000		Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007	6.500	12/01/37	1,355,656
1,000,000		Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008	6.500	11/01/35	1,000,523
100,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C	0.000	06/01/58	2,988,480

		TOTAL MICHIGAN			35,196,608

		MINNESOTA - 0.9% (0.5% of Total Investments)
2,000,000		Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up Academy, Series 2021A	5.000	06/15/56	1,511,532
665,000		Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A	5.500	07/01/35	629,499
1,000,000		Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A	6.000	07/01/45	972,238
505,000		Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A	5.000	07/01/47	445,104
1,190,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A	5.500	06/01/57	1,124,667
100,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A	5.000	07/01/55	80,927
1,125,000		Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A	5.000	09/01/44	1,028,329
2,000,000	(d)	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023	5.500	03/01/58	2,045,433
3,000,000	(d)	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012- 7, (AMT)	4.500	10/01/37	2,928,100

		TOTAL MINNESOTA			10,765,829

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MISSISSIPPI - 0.1% (0.0% of Total Investments)
$335,000	(d)	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Taxable Refunding Series 2019A, (Mandatory Put 6/15/25)	6.000%	10/15/49	$332,278
471,675		Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, (AMT)	6.125	09/01/34	426,350

		TOTAL MISSISSIPPI			758,628

		MISSOURI - 4.7% (2.9% of Total Investments)
13,045,000	(e)	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, (AMT), (UB)	5.000	03/01/54	13,227,314
5,000,000	(e)	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A - AGM Insured, (AMT), (UB)	5.000	03/01/57	5,096,020
655,000	(d)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/46	600,885
9,740,000	(e)	Kansas City, Missouri, Special Obligation Bonds, Main Streetcar Expansion Project, Refunding & Improvement Series 2022C, (UB)	4.000	09/01/46	9,478,309
2,000,000	(d)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B	8.500	06/15/46	1,865,599
2,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023	5.000	12/01/52	2,094,639
5,000,000	(e)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023, (UB)	5.000	12/01/52	5,236,597
2,000,000		Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series 2021	4.000	10/01/44	1,717,784
475,526	(d)	North Outer Forty Transportation Development District, Chesterfield, Missouri, Transportation Development Revenue Notes, Refunding Series 2021A	4.000	12/01/46	354,086
8,050,000	(e)	Saint Louis County, Missouri, Special Obligation Bonds, Community Center Projects, Series 2022A, (UB)	4.000	12/01/40	8,041,287
8,970,000	(e)	Saint Louis County, Missouri, Special Obligation Bonds, Community Center Projects, Series 2022A, (UB)	4.000	12/01/41	8,947,623
1,351,000		Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A	6.300	08/22/26	351,260
732,000	(c)	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A	2.100	12/31/26	32,208
1,230,000		Universal City Industrial Development Authority, Missouri, Revenue Bonds, Tax Increment and Special District Markets at Olive Project Series 2023A	5.500	06/15/42	1,238,243

		TOTAL MISSOURI			58,281,854

		NEBRASKA - 1.1% (0.7% of Total Investments)
5,495,000	(e)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2023E, (UB)	4.750	09/01/48	5,580,799
8,425,000	(e)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2024A, (UB)	4.800	09/01/54	8,488,593

		TOTAL NEBRASKA			14,069,392

		NEVADA - 0.1% (0.0% of Total Investments)
1,842,684	(c),(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020	0.000	02/15/38	7,555
961,569	(c),(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, (AMT)	6.250	12/15/37	67,310
1,840,107	(c),(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, (AMT)	0.000	02/15/38	7,545
860,000		Henderson, Nevada, Local Improvement District No. T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018	5.375	09/01/48	857,441

		TOTAL NEVADA			939,851

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW HAMPSHIRE - 0.1% (0.1% of Total Investments)
$1,000,000	(d)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, (AMT)	4.875%	11/01/42	$992,774

		TOTAL NEW HAMPSHIRE			992,774

		NEW JERSEY - 4.0% (2.5% of Total Investments)
2,500,000	(e)	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Portal North Bridge Project Series 2022A, (UB)	5.000	11/01/52	2,631,600
9,500,000	(e),(g)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, (Pre-refunded 6/15/27), (UB)	5.000	06/15/42	10,064,868
2,080,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, (AMT)	5.625	11/15/30	2,090,060
40,000,000	(e)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AMBAC Insured, (UB)	0.000	12/15/35	26,174,056
6,790,000	(e)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, (UB)	5.000	06/15/50	7,089,421
1,915,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000	06/01/46	1,921,031

		TOTAL NEW JERSEY			49,971,036

		NEW MEXICO - 0.3% (0.2% of Total Investments)
265,000		Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D	0.000	03/01/32	140,550
35,000		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A	5.900	09/01/32	33,908
155,000		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B	5.900	09/01/32	150,999
270,000		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C	5.900	09/01/32	256,479
1,210,000		Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013	7.250	10/01/43	1,203,755
545,000		New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group - La Vida Llena Expansion Project, Series 2019A	5.000	07/01/32	554,083
600,000		New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group - La Vida Llena Expansion Project, Series 2019A	5.000	07/01/49	575,340
1,500,000	(d)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020	8.000	05/01/40	1,436,685

		TOTAL NEW MEXICO			4,351,799

		NEW YORK - 13.6% (8.6% of Total Investments)
1,095,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	6.650	02/01/53	1,126,312
610,000		Build New York City Resource Corporation, New York, Revenue Bonds, New World Preparatory Charter School Project, Series 2021A	4.000	06/15/41	535,992
4,150,000	(d)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015	5.500	09/01/45	4,158,695
1,000,000	(d)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,073,370
5,000,000	(d)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.250	06/01/40	4,942,147
2,000,000	(d)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	1,873,802
3,000,000	(d)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/40	2,886,735
2,000,000	(d)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	12.250	07/01/53	1,999,713

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$9,000,000	(e)	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A - AGM Insured, (UB)	4.250%	05/01/52	$9,041,759
1,220,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/50	1,231,140
200,000	(d)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/36	192,885
650,000		Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2021	5.000	07/01/51	586,870
2,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E	4.000	03/15/49	1,975,866
1,500,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	1,366,011
1,000,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.730	02/01/50	947,619
2,360,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.050	02/01/31	2,228,646
1,000,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.600	02/01/51	787,316
1,000,000	(c)	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A	5.500	09/01/23	540,000
10,000,000	(e)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, (UB)	5.000	11/15/50	10,363,584
1,000,000	(e)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-1, (UB)	5.000	11/15/43	1,049,967
1,000,000	(e)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, (UB)	4.000	11/15/49	950,286
11,850,000	(e)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2018K, (UB)	4.125	11/01/53	10,802,990
1,500,000	(c)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.300	10/01/37	993,750
5,000,000	(c)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.350	10/01/46	3,312,500
2,500,000	(e)	New York City, New York, General Obligation Bonds, Fiscal 2024 Series A, (UB)	5.000	08/01/51	2,667,055
2,500,000	(d)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	2,499,973
2,250,000	(d)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014	5.150	11/15/34	2,250,682
7,000,000	(d)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014	7.250	11/15/44	7,004,215
2,000,000		New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series 2021A	3.000	03/15/50	1,572,559
1,000,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	994,545
1,000,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	999,963

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$15,990,000	(e)	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT), (UB)	5.250%	01/01/50	$15,989,410
2,040,000	(h)	New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT), (UB)	4.500	12/31/54	1,990,977
10,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	10,013,070
3,070,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	3,265,856
6,705,000	(e)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT), (UB)	5.000	06/30/54	6,885,468
5,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT)	5.250	06/30/60	5,233,895
2,000,000	(e)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT), (UB)	5.250	06/30/60	2,093,558
3,895,000	(e)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT), (UB)	5.000	06/30/49	4,006,120
2,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000	06/30/54	2,160,347
1,000,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	4.375	10/01/45	956,984
5,000,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	5,371,549
1,000,000		Niagara Area Development Corporation, New York, Revenue Bonds; Catholic Health System, Inc, Series 2022	4.500	07/01/52	883,176
9,000,000	(e)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty Two Series 2022, (AMT), (UB)	4.625	08/01/52	9,225,518
7,000,000	(e)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Six Series 2022, (AMT), (UB)	5.000	01/15/52	7,236,819
855,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2	0.000	06/01/66	85,654
3,000,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox- City Sales Tax, Series 2024A-1	5.250	05/15/59	3,277,826
2,000,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	1,766,911
2,500,000	(d)	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series 2021A	4.500	07/01/56	2,294,755
1,025,000	(d)	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series 2021A	5.000	07/01/56	1,021,695
2,475,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016	5.000	11/01/46	2,436,067
420,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	473,860

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$250,000	(d)	Western Regional Off-Track Betting Corporation, New York, Tax Exempt Revenue Bonds, Additional Secured General Obligation Series 2021	4.125%	12/01/41	$228,558

		TOTAL NEW YORK			169,855,020

		NORTH CAROLINA - 0.3% (0.2% of Total Investments)
10,000,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019	0.000	01/01/48	3,621,999

		TOTAL NORTH CAROLINA			3,621,999

		NORTH DAKOTA - 0.0% (0.0% of Total Investments)
1,605,114	(c)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013	7.750	09/01/38	321,023

		TOTAL NORTH DAKOTA			321,023

		OHIO - 4.2% (2.7% of Total Investments)
99,335,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	9,229,304
10,640,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	9,622,716
920,000	(d)	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds, Flats East Bank Project, Refunding Senior Series 2021A	4.000	12/01/55	754,536
3,900,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A	5.250	11/15/48	3,932,037
340,000		Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020	4.000	12/01/46	272,843
1,000,000		Greater Cincinnati Port Development Authority, Ohio, Tax Increment Revenue Bonds, RBM Phase 3 Garage Project Series 2024	5.125	12/01/55	1,005,147
3,890,000	(d)	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2023, (AMT), (Mandatory Put 12/01/28)	5.000	12/01/53	3,967,205
5,000,000	(d)	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, (AMT)	5.000	07/01/49	4,950,696
1,300,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, (Mandatory Put 9/15/21)	3.375	08/01/29	1,275,222
1,775,000	(e)	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A, (UB)	4.550	09/01/49	1,783,116
11,300,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, (Mandatory Put 6/01/22)	4.750	06/01/33	11,839,844
1,215,000	(e)	Port of Greater Cincinnati Development Authority, Ohio, Duke Energy Convention Center Project, TOT First Subordinate Development Revenue Bonds, Refunding Series 2024B - AGM Insured, (UB)	4.375	12/01/58	1,216,505
980,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A	5.000	11/01/51	820,839
2,000,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	6.000	03/01/45	2,001,127

		TOTAL OHIO			52,671,137

		OKLAHOMA - 1.7% (1.1% of Total Investments)
1,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	1,022,126
1,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	1,020,833
1,200,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/44	1,225,370

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OKLAHOMA (continued)
$15,000,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, (AMT)	5.500%	06/01/35	$15,027,103
2,600,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, (AMT)	5.500	12/01/35	2,604,620

		TOTAL OKLAHOMA			20,900,052

		PENNSYLVANIA - 1.8% (1.1% of Total Investments)
2,280,000	(d)	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Arts Academy Charter Middle School Foundation Project, Series 2022A	5.000	06/15/57	2,050,807
900,000	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	943,128
1,250,000	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018	5.125	05/01/32	1,264,550
500,000		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Waterfront-30 E Allen Street Project, Subordinate Series 2024B	6.000	05/01/42	519,662
500,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B	3.750	10/01/47	428,155
1,000,000	(d)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017	5.125	10/15/41	740,112
1,500,000	(d)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020	6.250	10/15/53	1,154,513
1,245,000		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2021A	4.000	11/01/51	1,054,787
2,000,000		Lehigh County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds Seven Generations Charter School Series 2021A	4.000	05/01/51	1,615,045
1,000,000		Montgomery County Redevelopment Authority, Pennsylvania, Special Obligation Revenue Bonds, River Pointe Project Series 2023	6.500	09/01/43	1,019,009
1,720,000	(a),(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1	10.000	12/01/40	172
1,720,000	(a),(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, (AMT)	10.000	12/01/40	172
2,970,000	(a),(c)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A	10.000	12/01/31	297
500,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, PPL Energy Supply, LLC Project, Refunding Series 2009C, (Mandatory Put 6/01/27)	5.250	12/01/37	506,347
7,730,000	(e)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022 - AGM Insured, (AMT), (UB)	5.000	12/31/57	7,993,370
1,000,000		Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A	5.000	07/01/49	953,610
1,000,000	(d)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A	5.375	06/15/50	955,126
1,000,000	(d)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B	5.125	12/15/44	945,959
105,000		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A	5.000	11/15/28	105,048

		TOTAL PENNSYLVANIA			22,249,869

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PUERTO RICO - 9.8% (6.2% of Total Investments)
$2,000,000	(d)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000%	07/01/35	$2,087,645
8,625,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY	6.125	07/01/40	3,032,748
2,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN	5.500	01/01/26	706,475
5,690,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	01/01/26	2,069,844
1,185,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	430,118
1,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	430
890,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/29	323,093
655,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	237,581
3,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	1,290
3,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ	5.250	07/01/25	1,047,070
4,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ	5.250	01/01/26	1,550,620
185,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	5.050	01/01/26	66,558
1,025,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/37	372,476
360,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	129,215
710,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	254,841
375,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.250	07/01/33	133,702
405,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010CCC	5.000	07/01/28	145,815
1,350,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010XX	5.250	07/01/40	498,007
1,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	6.750	07/01/36	346,802
4,835,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	5.000	07/01/42	1,772,231
5,500,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Taxable Series 2010EEE	6.050	07/01/32	1,936,150
682,134		Puerto Rico Highway and Transportation Authority Highway Revenue Bonds Series 2022	5.250	07/01/38	682,302
42,500,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	13,955,096
183,530,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	44,534,307
7,750,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	7,767,823
14,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	13,895,671
4,834,632		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	3,166,684
91		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/27	95
4,201,027		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	2,872,767
3,500,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	3,305,793
6,000,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	5,603,375

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PUERTO RICO (continued)
$15,520,980		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022	0.000%	11/01/43	$10,011,032

		TOTAL PUERTO RICO			122,937,656

		RHODE ISLAND - 0.2% (0.1% of Total Investments)
18,260,000		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A	0.000	06/01/52	2,957,196

		TOTAL RHODE ISLAND			2,957,196

		SOUTH CAROLINA - 1.9% (1.2% of Total Investments)
180,000	(d)	Hardeeville, South Carolina, Special Assessment Revenue Bonds, East Argent Improvement District, Series 2021	4.000	05/01/52	129,486
6,930,000		Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Capital Appreciation Series 2007-A&B	0.000	11/01/39	2,061,023
6,730,000		Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Capital Appreciation Series 2007-A&B	0.000	11/01/39	1,678,198
400,000	(d)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/55	356,707
930,000	(d)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014	7.750	11/15/45	976,940
2,960,000	(f)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Patriots Place Apartments Project, Series 2022A-1	0.000	06/01/52	2,209,919
1,000,000	(d)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Horse Creek Academy Project, Series 2021A	5.000	11/15/55	925,940
1,585,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Riverwalk Academy Project Series 2023A	7.250	06/15/58	1,658,637
235,000	(d)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Virtus Academy Project, Series 2023A	7.125	06/15/58	244,056
2,980,000	(e)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/38	3,073,623
9,895,000	(e)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/48	10,034,111

		TOTAL SOUTH CAROLINA			23,348,640

		TENNESSEE - 0.6% (0.4% of Total Investments)
1,000,000	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A	5.625	01/01/46	685,370
150,000	(d)	Metropolitan Government of Nashville-Davidson County Industrial Development Board, Tennessee, Special Assessment Revenue Bonds, South Nashville Central Business Improvement District, Series 2021A	4.000	06/01/51	128,740
6,045,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B	5.625	09/01/26	6,245,219
900,000	(c),(d)	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A	4.400	01/01/46	585,000

		TOTAL TENNESSEE			7,644,329

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS - 7.5% (4.7% of Total Investments)
$2,000,000	(d)	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B	5.000%	10/01/50	$1,716,299
1,000,000		Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Legacy Traditional Schools - Texas Project, Refunding Series 2021A	4.500	02/15/56	775,355
680,000		Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013	6.000	11/01/28	680,390
300,000	(d)	Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds, Backyard Public Improvement District Project, Series 2021	5.250	09/01/51	283,487
500,000	(d)	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019	4.250	09/01/49	434,510
1,000,000	(d)	Celina, Texas, Special Assessment Revenue Bonds, North Sky Public Improvement District Major Improvements Area Project, Series 2023	6.125	09/01/52	1,009,851
340,000		Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Refunding Series 2024 - BAM Insured	5.000	09/01/45	350,735
2,935,000	(d)	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 5 Project, Series 2022	4.000	09/01/51	2,431,931
500,000	(d)	Celina, Texas, Special Assessment Revenue Bonds, The Parks at Wilson Creek Public Improvement District Initial Major Improvement Project, Series 2021	4.500	09/01/51	446,299
165,000	(d)	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019	4.250	08/15/49	144,892
1,500,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT	4.750	05/01/38	1,500,037
1,000,000		Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, (AMT)	8.000	04/01/28	1,001,338
125,000	(d)	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019	4.375	09/01/49	109,843
670,000		Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A	6.000	02/15/36	670,258
1,000,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. - Terminal Improvement Project, Refunding Series 2011, (AMT)	6.625	07/15/38	1,009,974
500,000	(d)	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public Improvement Area 1 Project Series 2021	4.000	09/01/56	402,572
1,075,000	(d)	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public Improvement Area 2 Project Series 2023	5.625	09/01/58	1,093,576
1,045,000	(d)	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District Improvement Area 3 Project, Series 2021	4.000	09/01/46	916,470
900,000	(d)	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement District Major Improvement Area Project, Series 2021	4.125	09/15/41	783,104
1,500,000	(d)	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement District Major Improvement Area Project, Series 2021	4.375	09/15/51	1,244,171
1,170,000	(d)	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019	4.250	09/15/39	1,088,141
300,000	(d)	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019	5.750	09/15/39	303,167
500,000	(d)	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019	6.000	09/15/49	510,618
1,125,000		Missouri City Management District 1, Fort Bend County, Texas, General Obligation Bonds, Road Series 2021	3.000	09/01/46	836,475

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$20,000,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1	5.500%	01/01/57	$19,382,982
1,000,000	(g)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, L.L.C. - Texas A&M University - San Antonio Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	1,024,020
1,000,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/30	1,000,000
3,250,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/35	3,250,000
3,445,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/47	3,445,000
1,070,000	(d)	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public Imporvement District 2 Project, Series 2020	4.000	09/01/50	884,252
250,000	(d)	Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement District Zone A Improvement Area 1 Project, Series 2022	5.625	09/15/52	251,337
325,000	(d)	Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement District Zone B Improvement Area 1 Project, Series 2022	5.625	09/15/52	326,738
1,971,000	(d)	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek East Public Improvement District Project, Series 2021	4.375	09/15/51	1,613,653
1,000,000	(d)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, (AMT)	4.000	01/01/50	852,557
7,000,000	(d)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, (AMT)	3.000	01/01/50	4,975,965
1,650,000		Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2019A, (AMT)	4.000	06/01/38	1,578,422
1,620,000		Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2019A, (AMT)	4.000	06/01/39	1,543,966
1,000,000		Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Winchester Public Improvement District 2 Project, Series 2022	5.250	09/01/52	975,867
600,000	(d),(h)	Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Windmore Public Improvement District Improvement Area 1 Project, Series 2022	5.500	09/01/54	600,750
205,000	(d)	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019	4.750	09/01/49	188,341
185,000	(d)	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019	5.500	09/01/39	187,286
1,000,000	(d)	Red Oak, Ellis County, Texas, Special Assessment Revenue Bonds, Red Oak Public Improvement District 1 Improvement Area 1 Project, Series 2021	4.000	09/15/51	825,878
2,000,000	(c)	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012	3.000	12/15/32	1,200,000
145,000		Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016	5.750	09/15/36	145,020
400,000	(d)	Royse City, Rockwall, Collin and Hunt Counties, Texas, Special Assessment Revenue Bonds, Liberty Crossing Public Improvement District Improvement Area 2 Project, Series 2024	5.625	09/15/54	393,077
1,442,000	(d)	San Marcos, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, Whisper South Public Improvement District, Series 2020	4.250	09/01/42	1,280,510

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$7,000,000	(e)	Sherman, Texas, Combination Tax and Revenue Certificates of Obligation, Series 2023, (UB)	5.000%	08/15/53	$7,503,263
5,000,000	(e)	Tarrant County Cultural Education Facilities, Texas, Finance Corporation Revenue Bonds, Christus Health, Refunding Series 2018B, (UB)	5.000	07/01/48	5,130,396
10,000,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, (AMT)	5.000	06/30/58	10,140,423
5,000,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2024A, (UB)	4.375	10/15/59	4,987,779

		TOTAL TEXAS			93,430,975

		UTAH - 0.7% (0.4% of Total Investments)
1,000,000	(d)	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds Subordinate Series 2021B	7.375	09/15/51	873,570
3,615,000	(d)	Black Desert Public Infrastructure District, Washington County, Utah, Special Assessment Bonds, Black Desert Assessment Area 1, Series 2024	5.625	12/01/53	3,707,442
1,000,000		Military Installation Development Authority, Utah, Tax Allocation and Hotel Tax Revenue Bonds Series 2021A-1	4.000	06/01/52	842,766
2,000,000	(d)	ROAM Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.250	03/01/51	1,472,492
830,000	(d)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A	5.000	06/15/49	754,581
955,000	(d)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A	5.125	07/15/51	850,161

		TOTAL UTAH			8,501,012

		VIRGIN ISLANDS - 1.2% (0.8% of Total Investments)
1,000,000	(d)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C	5.000	10/01/30	999,962
5,000,000	(d)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C	5.000	10/01/39	4,886,699
2,280,000	(d),(h)	Virgin Islands Public Finance Authority, Revenue Bonds, Frenchman’s Reef Hotel Development Hotel Occupancy Series 2024A	6.000	04/01/53	2,407,602
2,600,000	(d)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Senior Series 2021A	6.750	07/01/26	2,533,478
3,085,000	(d)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Series 2024A	8.000	07/01/26	3,067,619
215,000	(d)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2024B	10.250	07/01/26	214,658
1,480,000	(d)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022B, (AMT)	6.250	10/01/42	1,487,136

		TOTAL VIRGIN ISLANDS			15,597,154

		VIRGINIA - 3.3% (2.1% of Total Investments)
762,000	(c)	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B	4.125	03/01/22	480,060
1,000,000	(d)	Cutalong II Community Development Authority, Louisa County, Virginia, Special Assessment Revenue Bonds, Cutalong II Project, Series 2022	4.500	03/01/55	818,707
5,000,000	(d)	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A	5.000	07/01/46	4,901,679
11,495,000	(e)	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2021, (UB)	4.000	01/01/55	10,660,625
1,000,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1	5.000	06/01/47	946,868
2,340,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000	09/01/59	2,661,273
4,500,000	(e)	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023A, (UB)	5.000	11/01/38	4,779,292

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VIRGINIA (continued)
$7,000,000	(d)	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A	5.500%	07/01/54	$5,907,316
8,977,327	(d)	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, (cash 7.500%, PIK 7.500%)	4.500	07/01/52	5,386,396
4,665,000	(d)	Virginia Small Business Financing Authority, Sports and Entertainment Facilities Revenue Bonds, P3 VB Holdings LLC, Senior Series 2023A	8.500	12/01/52	4,664,385
550,000	(d)	West Falls Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2022A	5.375	09/01/52	563,968

		TOTAL VIRGINIA			41,770,569

		WASHINGTON - 2.0% (1.2% of Total Investments)
1,000,000		King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A	6.250	12/01/45	1,001,733
1,000,000		Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, (AMT)	5.600	06/01/37	970,208
1,300,000		Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, (AMT)	5.000	04/01/30	1,300,406
5,100,000	(e)	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, (AMT), (UB)	5.000	05/01/43	5,155,156
2,500,000		Seattle Housing Authority, Washington, Revenue Bonds, Lam Bow Apartments Project, Series 2021	2.500	06/01/54	1,502,379
155,000		Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013	5.750	04/01/43	151,635
13,915,000	(e)	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020, (UB)	5.000	09/01/55	14,420,283

		TOTAL WASHINGTON			24,501,800

		WEST VIRGINIA - 0.6% (0.4% of Total Investments)
1,248,000		Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010	5.750	12/01/44	1,247,911
1,125,000	(d)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	5.750	06/01/43	1,144,823
940,000	(d)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2021A	4.125	06/01/43	826,397
945,000	(d)	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020	7.625	12/01/40	800,974
4,000,000	(e)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, (UB)	4.375	06/01/53	3,900,679

		TOTAL WEST VIRGINIA			7,920,784

		WISCONSIN - 8.3% (5.2% of Total Investments)
2,500,000	(d)	Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable Natural Gas Production Plant Project, Series 2021A	5.500	12/01/32	2,025,895
1,935,000		Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017	6.750	06/01/32	1,940,008
255,000	(d)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Ascend Leadership Academy Project, Series 2021A	5.000	06/15/51	214,757
150,000	(d)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A	5.000	07/01/55	132,492
2,015,000	(d)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Guilford Preparatory Academy, North Carolina, Taxable Series 2022A	5.000	04/01/57	1,713,327
1,280,000	(d)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, High Desert Montessori Charter School, Series 2021A	5.000	06/01/61	1,007,144

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$4,985,000	(d)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000%	06/15/46	$4,043,474
500,000	(d)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College Preparatory, Series 2020A	5.000	06/15/55	430,430
12,606	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/47	352
11,020	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/48	291
10,843	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/49	270
10,491	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/50	242
10,314	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/51	225
13,400	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/52	272
13,224	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/53	255
12,783	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/54	231
12,518	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/55	214
12,254	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/56	199
666,929	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	5.500	07/01/56	508,790
13,576	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/57	208
13,224	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/58	192
12,871	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/59	178
12,606	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/60	163
12,430	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/61	152
12,077	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/62	140
11,813	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/63	130
11,548	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/64	121

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$11,372	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000%	01/01/65	$112
12,254	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/66	112
147,580	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/67	1,219
24,119	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/46	728
23,780	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/47	665
23,609	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/48	624
23,439	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/49	583
23,100	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/50	533
25,308	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/51	553
651,519	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	3.750	07/01/51	466,027
25,138	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/52	511
24,798	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/53	477
24,628	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/54	446
24,289	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/55	416
23,949	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/56	390
23,780	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/57	365
23,439	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/58	340
23,270	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/59	321
23,100	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/60	299
22,761	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/61	278
22,590	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/62	261

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$22,250	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000%	01/01/63	$244
22,081	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/64	231
21,911	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/65	215
21,571	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/66	197
280,946	(c),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/67	2,320
4,700,000	(d)	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017	7.000	03/01/47	4,839,086
1,000,000	(d)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/53	1,023,984
1,500,000	(d)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Series 2020A	6.250	06/15/40	1,498,385
1,000,000	(d)	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2021A	5.000	06/01/56	874,289
500,000		Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Cincinnati Classical Academy, Series 2024A	6.000	06/15/64	504,302
2,000,000	(c),(d)	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A	5.875	10/01/54	1,312,899
1,550,000	(d)	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2021	5.000	08/01/51	1,253,442
3,000,000		Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Lenoir-Rhyne University, Refunding Series 2022	5.125	04/01/52	3,002,373
335,000		Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, (AMT)	4.000	08/01/35	325,560
5,000,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A	5.000	02/01/62	5,048,473
6,665,000	(d)	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B	6.000	02/01/62	7,049,525
1,665,000	(c),(d)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.250	08/01/27	1,610,888
1,000,000	(c),(d)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.750	08/01/31	897,500
3,000,000	(d)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	6.750	12/01/42	3,066,459
20,835,000	(d)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	21,309,234
3,500,000	(c),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A	6.500	09/01/48	2,100,000
500,000	(c),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A	7.000	10/01/47	50,000
4,415,000	(c),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A	6.950	07/01/38	3,090,500
6,585,000	(c),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A	7.000	07/01/48	4,609,500
1,060,000		Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015	5.875	04/01/45	1,066,216
1,000,000		Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community, Series 2023A	5.000	06/01/37	1,027,605

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$4,000,000		Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community, Series 2023A	5.000%	06/01/52	$3,894,739
1,000,000	(c),(d)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.125	01/01/33	450,000
2,000,000	(c),(d)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.250	01/01/38	900,000
3,500,000	(c),(d)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.375	01/01/48	1,575,000
285,000	(a),(c)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B	15.000	03/31/24	28
1,700,000		Public Finance Authority Wisconsin, Tax Exempt Pooled Securities, Certificates Series 2024-2 Class A, (Mandatory Put 8/01/27)	4.000	08/01/59	1,683,834
1,130,000	(d)	Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy Charter School, Series 2021	5.000	10/15/51	1,013,133
815,000	(d)	Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy Charter School, Series 2021	5.000	10/15/56	718,508
1,000,000	(d)	Public Finance Authority, Wisconsin, Revenue Bonds, Two Step Project, Series 2024	0.000	12/15/34	547,524
4,215,000	(d)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	4,325,153
1,000,000	(d)	Public Finance Authority, Wisconsin, Tax Increment Revenue Subordinate Bonds, World Center Project Series 2024B	8.000	06/15/42	1,011,530
1,000,000	(d)	Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding Senior Series 2021	5.000	09/30/41	922,043
5,000,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000	12/15/60	911,300
7,250,000	(e)	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2017C, (UB)	5.000	02/15/47	7,201,888

		TOTAL WISCONSIN			103,213,519

		WYOMING - 0.4% (0.3% of Total Investments)
5,000,000	(e)	Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 3, (UB)	4.950	12/01/53	5,062,881

		TOTAL WYOMING			5,062,881

		TOTAL MUNICIPAL BONDS (Cost $2,036,282,704)			1,976,311,076

PRINCIPAL		DESCRIPTION	RATE(i)	MATURITY(j)	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (i)
		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
450,366	(a),(c),(k)	KDC Agribusiness Fairless Hills LLC	12.000	09/15/23	46

		TOTAL CAPITAL GOODS			46

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0% (0.0% of Total Investments)
60,377	(a)	Tuscan Gardens of Palm Coast	15.000	10/12/25	60,377

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			60,377

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $510,743)			60,423

		TOTAL LONG-TERM INVESTMENTS (Cost $2,036,799,297)			1,976,371,499

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.7%(0.4% of Total Investments)
		MUNICIPAL BONDS - 0.7% (0.4% of Total Investments)
		CALIFORNIA - 0.4% (0.2% of Total Investments)
5,280,000	(l)	California State, General Obligation Bonds, Various Purpose, Variable Demand Obligation Series 2003A-1	3.150	05/01/33	5,280,000

		TOTAL CALIFORNIA			5,280,000

Portfolio of Investments October 31, 2024 (continued)

NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN - 0.3% (0.2% of Total Investments)
$3,380,000	(l)	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Series 2018A	4.000%	04/01/48	$3,380,000

		TOTAL WISCONSIN			3,380,000

		TOTAL MUNICIPAL BONDS (Cost $8,660,000)			8,660,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $8,660,000)			8,660,000

		TOTAL INVESTMENTS - 159.0% (Cost $2,045,459,297)			1,985,031,499

		FLOATING RATE OBLIGATIONS - (36.3)%			(453,075,000)

		AMTP SHARES, NET - (28.6)%(m)			(356,590,206)

		OTHER ASSETS & LIABILITIES, NET - 5.9%			73,358,525

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$1,248,724,818

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	For fair value measurement disclosure purposes, investment classified as Level 3.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $542,820,248 or 27.3% of Total Investments.

(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(g)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(h)	When-issued or delayed delivery security.
(i)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(j)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(k)

Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(l)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(m)	AMTP Shares, Net as a percentage of Total Investments is 18.0%.

AMT	Alternative Minimum Tax
IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

Portfolio of Investments October 31, 2024

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 161.4% (100.0% of Total Investments)

		MUNICIPAL BONDS - 161.4% (100.0% of Total Investments)

		ALABAMA - 5.5% (3.4% of Total Investments)
$395,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, (AMT), (Mandatory Put 11/01/30)	6.375%	11/01/50	$450,250
20,925,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, (AMT)	5.750	10/01/49	21,878,621
4,100,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	4,191,016
8,875,000	(a)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	9,031,331

		TOTAL ALABAMA			35,551,218

		ALASKA - 1.2% (0.8% of Total Investments)
7,765,000		Anchorage, Alaska, Port Revenue Bonds, Series 2020A, (AMT)	5.000	12/01/50	7,905,044

		TOTAL ALASKA			7,905,044

		ARIZONA - 2.4% (1.5% of Total Investments)
2,000,000	(a)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B	5.000	07/01/51	1,847,686
1,000,000	(a)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021A	5.000	07/01/51	923,843
340,000	(a)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A	4.000	07/15/40	309,515
1,000,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A	5.750	01/01/50	898,488
1,100,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/39	1,116,095
4,025,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/54	3,970,402
315,000	(a)	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020	5.500	10/01/51	288,207
600,000	(a)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/35	602,662
280,000	(a)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A	5.000	09/01/55	246,892
1,000,000	(a)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019	5.875	07/01/51	1,008,667
50,000	(a)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019	5.000	07/01/49	48,212
380,000	(a)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020	5.250	06/15/50	362,987
1,000,000	(b)	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A	0.000	10/01/56	816,568
2,205,000	(a)	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A	6.000	10/01/37	1,595,683
2,350,000	(a)	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A	6.125	10/01/52	1,438,756

		TOTAL ARIZONA			15,474,663

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ARKANSAS - 3.1% (1.9% of Total Investments)
$13,085,000	(a)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450%	09/01/52	$13,579,737
3,265,000	(a)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, (AMT)	4.500	09/01/49	3,193,123
3,000,000	(a)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, (AMT)	4.750	09/01/49	2,956,985

		TOTAL ARKANSAS			19,729,845

		CALIFORNIA - 8.5% (5.3% of Total Investments)
3,000,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, K Street Flats, Series 2021A-2	4.000	08/01/50	2,401,514
4,500,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	3,396,452
8,000,000	(a)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	6,944,274
1,555,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2	0.000	06/01/55	298,951
1,510,000	(a)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020	6.250	07/01/58	1,574,819
3,720,000	(a)	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A-4, (AMT), (Mandatory Put 8/15/25)	8.000	01/01/50	3,833,467
4,000,000	(a)	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A	6.000	10/01/50	4,087,486
1,385,000	(a)	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A	5.125	07/01/55	1,207,169
320,000	(a)	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village, Refunding Green Series 2021A	5.000	11/15/51	300,173
4,020,000	(a)	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A	5.000	06/01/42	3,461,309
4,380,000	(a)	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A	5.000	06/01/52	3,566,036
1,410,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/50	1,073,633
1,200,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/59	874,411
1,000,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A	5.000	06/01/60	904,982
1,500,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	1,500,622
12,253	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.750	12/31/24	12,253
155	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.750	07/01/30	155
5,875	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A	5.750	07/01/35	5,875
9,617	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G	5.500	12/31/25	9,617

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$4,382	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H	5.750%	07/01/25	$4,382
25,000,000		California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A	0.000	06/01/46	6,554,025
1,000,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	885,463
2,500,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien Series 2021A	3.250	10/01/58	1,767,152
43,500,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	4,726,158
10,000,000		Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-1.Turbo Capital Appreciation	0.000	06/01/36	4,553,596
615,000	(e)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A, (AMT)	5.000	05/15/39	648,762

		TOTAL CALIFORNIA			54,592,736

		COLORADO - 16.8% (10.4% of Total Investments)
1,940,000		Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding and Improvement Series 2023B	8.250	12/15/39	2,003,138
3,000,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A	5.750	12/01/51	2,845,191
1,280,000		Baseline Metropolitan District 1, In the City and County of Broomfield, Colorado, Special Revenue Bonds, Series 2021A	5.000	12/01/51	1,319,810
2,000,000		Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3	4.750	12/01/51	1,564,410
962,000		Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.000	12/01/35	808,801
3,000,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.000	12/01/49	2,390,463
1,000,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series 2019B	7.500	12/01/49	674,860
3,985,000		Broadway Station Metropolitan District 3, Denver County, Colorado, Tax Increment Supported Revenue Bonds, Series 2023A	7.000	12/15/32	3,867,021
500,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017	5.375	10/01/37	462,001
3,145,000	(a)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2022A	5.250	03/15/52	3,165,809
500,000	(a)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016	5.000	07/01/36	504,380
3,520,000	(a)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019	5.000	10/01/49	3,446,200
6,650,000	(a)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019	5.000	10/01/59	6,364,407
2,000,000		Crossroads Metropolitan District 1, El Paso County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2022	6.500	12/01/51	2,011,728

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$2,695,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000%	12/01/31	$1,523,179
1,750,000		Green Valley Ranch East Metropolitan District 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.875	12/01/50	1,757,452
980,000	(a)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	961,389
14,000,000		Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2	5.750	12/01/49	11,822,198
5,500,000		Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1	5.000	12/01/49	5,064,768
1,070,000	(a),(f)	Indy Oak Tod Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, (Pre-refunded 6/01/25)	5.500	12/01/50	1,080,783
500,000		Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A	5.000	12/01/49	461,699
500,000		Johnstown North Metropolitan District 2, Johnstown, Colorado, General Obligation Bonds, Refunding & Improvement Series 2022A	7.000	08/15/52	514,186
1,000,000		Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3	4.500	12/01/50	788,498
2,000,000	(a)	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022	7.375	11/01/52	2,032,967
500,000		Ledge Rock Center Residential Metropolitan District 1, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2024A	6.375	12/01/54	509,168
360,000		Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016	4.000	12/01/26	357,673
1,000,000		Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado), General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited Tax Bonds, Series 2022B(3)	6.000	12/01/52	1,005,614
2,320,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.250	12/01/50	2,333,686
515,000		North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020	5.125	12/01/49	492,228
10,180,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/49	9,310,437
1,000,000		Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019	7.250	12/15/49	949,196
4,441,000		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022	6.500	12/01/34	4,260,850
1,500,000		RM Mead Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.250	12/01/50	1,463,124
5,000,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2022A	6.750	12/01/52	5,265,548
8,515,000	(a)	Settler’s Crossing Metropolitan District 1, Lakewood, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.125	12/01/50	8,463,781
719,000		Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported District 1 Revenue Bonds, Subordinate Series 2019B	7.625	12/15/49	735,600
500,000		STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A	5.000	12/01/49	474,637
1,000,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 3, Series 2022	6.750	12/01/53	1,062,042
760,000		Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A	5.250	12/01/51	573,064

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$2,200,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000%	12/01/41	$1,898,912
1,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/51	791,418
1,000,000		Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A	5.000	12/01/49	944,017
5,000,000	(a),(b)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Convertible Capital Appreciation Series 2021A-2	0.000	12/01/51	3,206,550
2,000,000	(a)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.000	12/01/36	1,784,097
6,000,000	(a)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125	12/01/51	4,585,142

		TOTAL COLORADO			107,902,122

		CONNECTICUT - 0.4% (0.2% of Total Investments)
3,200,000	(a)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1	5.000	10/01/54	2,559,716

		TOTAL CONNECTICUT			2,559,716

		DISTRICT OF COLUMBIA - 3.8% (2.4% of Total Investments)
89,500,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	22,541,050
3,335,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006C	0.000	06/15/55	354,031
1,996,000	(a)	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A	5.250	05/15/55	1,772,242

		TOTAL DISTRICT OF COLUMBIA			24,667,323

		FLORIDA - 15.2% (9.4% of Total Investments)
140,000	(a)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020	5.000	12/15/35	140,239
100,000	(a)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020	5.000	12/15/50	91,811
100,000	(a)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O’Lakes Project, Series 2020A	5.000	12/15/49	95,989
2,500,000	(a)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A	6.000	06/15/55	2,552,302
1,950,000	(a)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A	5.125	07/01/39	1,948,863
1,490,000	(a)	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017	5.625	08/01/37	1,292,782
3,735,000	(a)	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017	5.875	08/01/52	2,961,547
1,230,000	(a)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	5.750	08/15/54	1,202,449
2,030,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative Inspiration Journey School of St. Cloud, Series 2021A	5.000	06/15/51	1,826,170
2,415,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A	5.000	01/01/40	2,241,562
500,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A	5.000	01/01/50	440,747
1,600,000	(a)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A	6.000	06/15/37	1,625,406
14,450,000	(a)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000	07/15/32	15,332,511

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$4,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.000%	07/01/41	$4,059,206
1,515,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/47	1,549,478
2,500,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT)	5.250	07/01/47	2,625,347
7,475,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT)	5.250	07/01/53	7,785,416
1,500,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	1,549,090
20,010,000	(a)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2024A, (AMT), (Mandatory Put 2/14/25)	8.250	07/01/57	20,620,327
595,000	(a)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024A-1	5.250	06/01/54	606,644
1,500,000	(a)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024B	6.500	06/01/59	1,527,711
6,750,000		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT)	5.000	10/01/42	6,864,795
825,000	(a)	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A	5.000	01/15/49	788,067
150,000	(a)	Lake Hideaway Community Development District, Hernando County, Florida, Capital Improvement Revenue Bonds, Assessment Area One, Series 2024	5.900	05/01/54	150,216
735,000		Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A	5.250	06/15/27	735,316
1,000,000	(a)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.375	12/01/32	782,207
1,100,000	(a)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.625	12/01/37	858,886
1,300,000	(a)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.750	12/01/52	995,696
750,000		Leomas Landing Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2021	4.000	05/01/52	613,430
690,000		LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2019	4.000	05/01/40	645,930
1,005,000	(a)	Mandarin Grove Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022	6.625	05/01/53	1,098,435
2,390,000	(a)	Middleton Community Development District A, Florida, Special Assessment Revenue Bonds, Series 2022	6.200	05/01/53	2,537,096
870,000	(a)	North AR-1 of Pasco Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 4, Series 2024	5.750	05/01/54	877,802
2,130,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/48	629,817
500,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/54	106,395
100,000		Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refudning Series 2020	3.875	05/01/40	84,218

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$6,410,000		Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A	5.750%	11/15/54	$6,423,681
1,510,000		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1	6.375	11/01/47	1,592,174

		TOTAL FLORIDA			97,859,758

		GEORGIA - 4.9% (3.0% of Total Investments)
3,920,000	(b)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	3,277,854
4,750,000	(a)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	4,820,021
1,250,000	(c)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	6.500	01/01/29	562,500
7,030,000	(c)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	6.750	01/01/35	3,163,500
18,430,000	(c)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	7.000	01/01/40	8,293,500
10,000,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A	5.000	05/15/43	10,304,745
850,000		White County Development Authority, Georgia, Revenue Bonds Truett McConnell University, Series 2019	5.125	10/01/39	786,795

		TOTAL GEORGIA			31,208,915

		HAWAII - 0.2% (0.1% of Total Investments)
1,150,000	(a)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A	5.000	01/01/45	1,022,577

		TOTAL HAWAII			1,022,577

		IDAHO - 1.5% (0.9% of Total Investments)
9,690,000	(a)	Idaho Falls Auditorium District, Idaho, Certifications of Participation, Annual Appropriation Series 2021	5.250	05/15/51	9,730,074

		TOTAL IDAHO			9,730,074

		ILLINOIS - 16.0% (9.9% of Total Investments)
2,750,000		Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019	5.250	03/01/41	2,770,284
1,415,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C	5.250	12/01/39	1,415,079
4,605,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A	6.000	12/01/49	4,986,991
7,950,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014	5.250	12/01/49	7,969,376
2,800,000	(e)	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, (UB)	5.000	01/01/38	2,806,494
5,000,000	(e)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.500	01/01/49	5,138,205
3,965,000	(e)	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, (UB)	5.500	01/01/42	3,962,037
4,750,000		Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015	5.000	09/01/32	4,752,510
10,850,000		Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017	5.250	05/15/54	8,593,548
3,000,000	(a)	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B	6.125	04/01/58	2,942,445
2,000,000	(a)	Illinois Finance Authority, Solid Waste Revenue Bonds, LRS Holdings LLC Project, Series 2023B, (Mandatory Put 9/01/33)	7.375	09/01/42	2,331,141
9,945,000		Illinois State, General Obligation Bonds, June Series 2022A	5.500	03/01/47	10,736,667
4,840,000		Illinois State, General Obligation Bonds, May Series 2018A	5.000	05/01/32	5,045,759
890,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	962,167
4,600,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/28	4,832,309

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$7,935,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	5.000%	06/15/50	$8,123,274
10,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2012B - AGM Insured	0.000	12/15/50	3,114,855
2,980,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A	5.000	06/15/57	3,015,992
29,815,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B - BAM Insured	0.000	12/15/54	7,692,234
12,500,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/44	5,492,057
4,545,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/45	1,903,191
425,000		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021 - BAM Insured	4.000	10/01/39	414,211
800,000		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021 - BAM Insured	4.000	10/01/40	772,687
700,000		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021 - BAM Insured	4.000	10/01/41	673,194
150,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A	4.000	01/01/38	150,045
120,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A	4.000	01/01/39	118,892
1,000,000	(c)	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007	4.800	01/01/26	420,000
788,656	(c)	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007	6.000	01/01/26	788,656
680,000		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006- 113 Cannoball & Beecher, Series 2007	5.750	03/01/28	680,059

		TOTAL ILLINOIS			102,604,359

		INDIANA - 1.7% (1.1% of Total Investments)
140,000	(a)	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam Project, Series 2020A	5.375	01/01/40	118,353
3,105,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College, Refunding Series 2013A	5.000	10/01/32	3,061,025
500,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, (AMT)	6.750	05/01/39	574,141
1,005,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.000	03/01/53	1,092,706
1,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.125	03/01/57	1,089,430
1,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Subordinate Series 2023F-1	7.750	03/01/67	1,132,347
2,260,000	(a)	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Refunding Series 2024, (AMT)	4.875	01/01/44	2,309,314
1,675,000	(a)	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Refunding Series 2024, (AMT)	5.000	01/01/54	1,701,984

		TOTAL INDIANA			11,079,300

		IOWA - 0.6% (0.4% of Total Investments)
2,540,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	2,542,406
1,100,000	(f)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	1,257,152

		TOTAL IOWA			3,799,558

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		KANSAS - 1.2% (0.8% of Total Investments)
$1,365,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.750%	09/01/32	$1,270,199
6,475,000	(a)	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022	5.750	03/01/41	6,565,352

		TOTAL KANSAS			7,835,551

		KENTUCKY - 0.1% (0.0% of Total Investments)
500,000		Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022A, (AMT)	4.700	01/01/52	490,191

		TOTAL KENTUCKY			490,191

		LOUISIANA - 2.2% (1.3% of Total Investments)
1,000,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Entergy Lousiana, LLC Project, Refunding Series 2021B	2.500	04/01/36	823,464
895,000	(a)	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019	4.000	11/01/44	839,766
260,000	(a)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A	5.000	06/01/58	246,254
2,000,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017	5.000	05/15/42	2,033,484
1,800,000	(a)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A	5.000	04/01/49	1,587,492
2,000,000	(a)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A	5.000	04/01/57	1,710,574
2,500,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Loyola University of New Orleans Project, Refunding Series 2023A	5.250	10/01/53	2,580,527
235,000	(f)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A, (Pre-refunded 4/01/30)	4.000	04/01/50	245,075
15,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A	4.000	04/01/50	14,404
500,000	(a)	Plaquemines Port, Louisiana, Harbor and Terminal District Facilities Revenue Bonds NOLA Terminal LLC Project Dock and Wharf Series 2024A	9.000	12/01/44	509,534
200,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2008, (Mandatory Put 6/01/30)	6.100	06/01/38	221,349
1,235,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010	6.350	07/01/40	1,359,430
800,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010A	6.350	10/01/40	880,602
695,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010B, (Mandatory Put 6/01/30)	6.100	12/01/40	771,024

		TOTAL LOUISIANA			13,822,979

		MARYLAND - 0.9% (0.6% of Total Investments)
1,000,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/36	1,004,837
1,000,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/39	1,000,818
2,015,000	(a)	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A	5.000	07/01/43	2,021,654
2,000,000	(a)	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018	5.250	07/01/48	2,013,671

		TOTAL MARYLAND			6,040,980

		MASSACHUSETTS - 0.5% (0.3% of Total Investments)
3,900,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2017	5.000	07/01/47	3,478,529

		TOTAL MASSACHUSETTS			3,478,529

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MICHIGAN - 0.9% (0.6% of Total Investments)
$1,845,000		Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019	5.000%	11/01/44	$1,828,885
74,130,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C	0.000	06/01/58	2,215,360
1,810,000	(a)	Warren Academy, Macomb County, Michigan, Revenue Bonds, Public School Academy, Refunding Series 2020A	5.500	05/01/50	1,724,300

		TOTAL MICHIGAN			5,768,545

		MINNESOTA - 1.0% (0.6% of Total Investments)
500,000		Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A	5.000	07/01/53	441,222
1,300,000		Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A	5.750	07/01/46	1,166,562
2,440,000		Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A	5.000	07/01/54	2,203,151
130,000	(a)	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A	5.250	12/01/52	114,283
30,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A	5.000	07/01/40	26,615
2,040,000	(a),(c)	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Athlos Academy, Series 2022A	5.875	06/01/57	1,774,800
1,000,000		Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services Project, Refunding Series 2020	3.950	03/01/50	701,486

		TOTAL MINNESOTA			6,428,119

		MISSISSIPPI - 0.4% (0.2% of Total Investments)
2,285,000		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A	5.000	09/01/46	2,288,762

		TOTAL MISSISSIPPI			2,288,762

		MISSOURI - 1.2% (0.7% of Total Investments)
315,000		Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016	4.000	08/01/38	230,793
2,900,000		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A	5.250	05/15/42	2,707,663
1,750,000		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A	5.250	05/15/50	1,542,249
3,500,000	(a)	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B	5.000	02/01/50	3,302,035

		TOTAL MISSOURI			7,782,740

		NEVADA - 0.5% (0.3% of Total Investments)
8,454,619	(a),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, (AMT)	0.000	02/15/38	34,664
1,842,684	(a),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020	0.000	02/15/38	7,555
1,588,027	(a),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, (AMT)	5.875	12/15/27	111,162
326,933	(a),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, (AMT)	6.250	12/15/37	22,885
2,530,148	(a),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, (AMT)	0.000	02/15/38	10,374
22,000,000	(a)	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C	0.000	07/01/58	3,095,472

		TOTAL NEVADA			3,282,112

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY - 2.7% (1.7% of Total Investments)
$4,000,000	(a)	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal LLC Project, Series 2019A	5.000%	10/01/39	$3,196,803
1,500,000		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014	5.000	01/01/34	1,500,150
5,475,000	(a),(c)	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020	5.000	01/01/40	3,540,558
760,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, (AMT)	5.750	09/15/27	761,082
15,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A	0.000	12/15/39	8,124,528
500,000		South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B, (AMT)	5.000	01/01/42	508,730

		TOTAL NEW JERSEY			17,631,851

		NEW MEXICO - 0.1% (0.1% of Total Investments)
825,000	(a)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020	8.000	05/01/40	790,177

		TOTAL NEW MEXICO			790,177

		NEW YORK - 13.6% (8.5% of Total Investments)
250,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	5.750	02/01/33	258,429
950,000		Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.250	11/01/34	579,500
2,910,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	2,726,382
1,590,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/55	1,378,305
36,150,000	(a)	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/01/60	1,706,638
5,000,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B	0.000	01/01/45	1,354,411
18,500,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	16,847,465
650,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.730	02/01/50	615,952
1,570,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	1,644,572
380,000	(a)	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Academy of Health Sciences Charter School Project, Social Impact Series 2022	5.875	07/01/52	389,738
625,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B	5.000	06/01/45	586,750
1,740,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	1,739,936
12,235,000	(g)	New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT), (UB)	5.250	12/31/54	12,905,591
3,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	3,003,921
875,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	930,822

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$1,500,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.375%	06/30/60	$1,554,767
4,900,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	5,264,118
10,000,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2	0.000	06/01/66	1,001,799
2,950,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/32	2,264,103
4,000,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/33	3,062,793
3,320,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/35	2,535,546
2,775,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/36	2,117,961
22,700,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	20,054,440
3,000,000	(a)	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series 2021A	5.000	07/01/36	3,115,142

		TOTAL NEW YORK			87,639,081

		OHIO - 7.2% (4.5% of Total Investments)
29,235,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	2,716,250
195,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	3.000	06/01/48	145,176
1,915,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	4.000	06/01/48	1,718,528
2,610,000		Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc. Project, Series 1998, (AMT)	5.375	09/15/27	2,611,256
1,275,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A	5.250	11/15/48	1,285,474
2,475,000		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017	5.500	02/15/52	2,522,613
2,170,000		Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020	3.750	12/01/38	1,797,649
140,000		Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020	4.000	12/01/46	112,347
500,000		Greater Cincinnati Port Development Authority, Ohio, Tax Increment Revenue Bonds, RBM Phase 3 Garage Project Series 2024	5.125	12/01/55	502,574
880,000	(a)	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue Bonds, Hickory Chase Project, Senior Series 2019A	5.000	12/01/40	861,035
2,000,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/44	1,978,980
3,000,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/48	2,946,272
8,450,000	(a)	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, (AMT)	5.000	07/01/49	8,366,675
16,050,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, (Mandatory Put 6/01/22)	4.750	06/01/33	16,816,770

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$1,000,000	(a)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, (AMT)	4.500%	01/15/48	$967,744
980,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A	5.000	11/01/51	820,839

		TOTAL OHIO			46,170,182

		OKLAHOMA - 1.3% (0.8% of Total Investments)
975,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.000	08/15/38	994,035
1,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.250	08/15/48	1,014,581
2,685,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	2,740,936
1,000,000		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017	5.250	11/15/45	1,009,749
2,475,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, (AMT)	5.500	06/01/35	2,479,472

		TOTAL OKLAHOMA			8,238,773

		OREGON - 0.7% (0.4% of Total Investments)
3,355,000	(a)	Oregon Facilities Authority Charter School Revenue Bonds, Oregon, Portland Village School Project, Series 2024	6.750	12/15/54	3,368,045
100,000	(a)	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A	5.000	06/15/49	93,805
1,000,000		Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2021A	5.000	11/15/56	855,873
		TOTAL OREGON			4,317,723
		PENNSYLVANIA - 3.4% (2.1% of Total Investments)
1,125,000		Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	1,125,990
325,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	340,574
3,300,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750	01/01/35	3,439,961
2,565,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020	5.000	10/01/49	2,299,308
162,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	175,210
2,170,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	2,146,992
1,084,000	(b)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	775,204
339,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	348,141
4,430,000		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A	5.000	07/01/35	4,416,274
1,000,000		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A	5.000	12/01/30	892,636
2,350,000		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014	5.000	05/01/37	2,291,151
3,555,000	(a)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020	6.250	10/15/53	2,736,196
1,720,000	(a),(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1	10.000	12/01/40	172

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$1,720,000	(a),(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, (AMT)	10.000%	12/01/40	$172
1,260,000	(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A	10.000	12/01/31	126
545,000	(a)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A	5.375	06/15/50	520,544

		TOTAL PENNSYLVANIA			21,508,651

		PUERTO RICO - 9.2% (5.7% of Total Investments)
130,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT	5.000	01/01/26	49,305
4,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	1,720
1,120,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	410,079
3,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/29	1,290
465,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/29	168,606
1,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	430
345,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	125,177
500,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC	5.250	07/01/28	179,762
100,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX	5.250	07/01/27	36,019
400,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ	5.250	07/01/24	142,810
1,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	5.050	01/01/26	362,210
1,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	10.000	01/01/26	293,262
2,070,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	5.000	07/01/29	759,587
3,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW	5.375	01/01/26	1,282
3,750,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/26	1,360,804
310,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/32	115,745
1,860,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/37	692,795
190,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	68,197
370,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	132,599
25,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.250	07/01/33	8,988
2,995,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010CCC	5.000	07/01/28	1,086,829
4,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010XX	5.250	07/01/35	1,438,100
5,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	7.000	07/01/33	1,680,167
10,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	6.750	07/01/36	3,393,893
3,170,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	5.000	07/01/42	1,187,944
26,502,046		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	8,702,085

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PUERTO RICO (continued)
$7,550,338		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000%	07/01/51	$1,832,121
7,500,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	7,448,564
1,829,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	1,833,206
966,926		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	633,337
3		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/27	3
239,593		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.750	07/01/31	264,316
23,533,027		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	16,092,470
378		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/37	367
182,567		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	172,437
11,639		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	10,869
13,064,542		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022	0.000	11/01/43	8,426,630

		TOTAL PUERTO RICO			59,114,005

		SOUTH CAROLINA - 0.3% (0.2% of Total Investments)
600,000	(a)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/55	535,061
1,450,000	(a)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A	5.125	08/15/35	1,415,927

		TOTAL SOUTH CAROLINA			1,950,988

		TENNESSEE - 1.3% (0.8% of Total Investments)
1,000,000	(a)	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B	0.000	12/01/31	688,994
5,000,000	(a)	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A	5.125	12/01/42	4,870,423
1,000,000	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A	5.625	01/01/46	685,370
2,000,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B	5.625	09/01/26	2,066,243

		TOTAL TENNESSEE			8,311,030

		TEXAS - 6.1% (3.8% of Total Investments)
500,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A	5.000	01/01/31	504,881
500,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A	5.000	01/01/32	504,095
340,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B	5.000	01/01/25	339,626
475,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B	5.000	01/01/29	475,226
850,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B	5.000	01/01/34	831,822
3,000,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A	5.000	12/01/45	3,002,842
2,065,000		Conroe Local Government Corporation, Texas, Hotel Revenue Bonds, Conroe Convention Center Hotel, Second-Lien Series 2021B	5.000	10/01/50	1,636,864
1,350,000	(a)	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Monterra Public Improvement District Improvement Area 2, Series 2024	5.750	08/15/54	1,350,388

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$520,000	(a)	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A	5.000%	08/15/49	$502,750
70,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-1	7.500	11/15/37	57,605
445,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-2	7.500	11/15/36	378,464
4,127,068	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021B	5.625	11/15/61	1,505,400
12,525,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1	5.500	01/01/57	12,138,592
625,000	(f)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	641,762
5,000,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/35	5,000,000
110,000	(a)	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019	5.375	09/01/50	110,168
2,000,000	(a)	Rockdale, Milam County, Texas, Special Assessment Revenue Bonds, Cornerstone Public Improvement District Improvement Area 1, Series 2023	7.500	09/15/54	2,081,582
1,000,000	(c)	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A	1.500	02/15/41	550,000
4,575,000	(c)	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A	1.500	02/15/48	2,516,250
5,000,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2024A	4.375	10/15/54	5,022,517

		TOTAL TEXAS			39,150,834

		UTAH - 3.2% (2.0% of Total Investments)
6,000,000	(a)	Black Desert Public Infrastructure District, Washington County, Utah, Special Assessment Bonds, Black Desert Assessment Area 1, Series 2024	5.625	12/01/53	6,153,431
13,925,000	(e)	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, (AMT), (UB)	5.000	07/01/42	14,121,300

		TOTAL UTAH			20,274,731

		VIRGIN ISLANDS - 2.2% (1.3% of Total Investments)
630,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A	5.000	10/01/32	618,605
9,650,000	(a)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C	5.000	10/01/30	9,649,629
500,000	(a),(g)	Virgin Islands Public Finance Authority, Revenue Bonds, Frenchman’s Reef Hotel Development Hotel Occupancy Series 2024A	6.000	04/01/53	527,983
1,735,000	(a)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Senior Series 2021A	6.750	07/01/26	1,690,610
1,400,000	(a)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022A	6.375	04/01/52	1,384,126

		TOTAL VIRGIN ISLANDS			13,870,953

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VIRGINIA - 2.4% (1.5% of Total Investments)
$440,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Series 2024A	6.750%	12/01/53	$485,056
4,880,000		Roanoke County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Refunding Friendship Richfield Living LLC Series 2024, (Mandatory Put 9/01/35)	5.500	09/01/58	4,830,679
1,000,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000	09/01/53	1,144,496
641,235	(a)	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, (cash 7.500%, PIK 7.500%)	4.500	07/01/52	384,741
8,290,000	(e)	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT), (UB)	5.000	12/31/56	8,380,016

		TOTAL VIRGINIA			15,224,988

		WASHINGTON - 0.1% (0.1% of Total Investments)
1,000,000	(a)	Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Rockwood Retirement Communities Project, Series 2020A	5.000	01/01/51	948,245

		TOTAL WASHINGTON			948,245

		WEST VIRGINIA - 0.7% (0.4% of Total Investments)
625,000	(a)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	5.750	06/01/43	636,013
2,770,000	(a)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Subordinate Improvement and Refunding Series 2023B	8.000	06/01/53	609,588
2,500,000	(a)	Monongalia County, West Virginia, Tax Increment Revenue Bonds, University Town Centre Development District 4, Senior Refunding and Improvement Series 2023A	6.000	06/01/53	2,665,026
500,000		Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, The Highlands Project, Refunding & Improvement Series 2024	5.250	06/01/53	510,930

		TOTAL WEST VIRGINIA			4,421,557

		WISCONSIN - 16.2% (10.0% of Total Investments)
3,000,000		Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019	0.000	06/01/49	962,409
14,610,000		Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019	0.000	06/01/54	3,644,871
750,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public Academy Project, Series 2020A	5.000	06/01/40	699,892
1,340,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public Academy Project, Series 2020A	5.000	06/01/49	1,179,741
365,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A	5.000	06/15/49	326,073
4,420,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc., Series 2020A	5.000	01/01/42	4,223,435
3,000,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/36	2,723,006
4,240,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/46	3,439,184
3,315,000	(a)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2022A	5.000	06/15/52	3,261,154

Portfolio of Investments October 31, 2024 (continued)

NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$1,250,000	(a)	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017	7.000%	03/01/47	$1,286,991
500,000	(a)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/48	515,056
2,000,000	(a),(c)	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A	5.875	10/01/54	1,312,899
4,000,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A	5.000	02/01/62	4,038,778
14,695,000	(a),(c)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.250	08/01/27	14,217,412
1,375,000	(a),(c)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.750	08/01/31	1,234,063
2,555,000	(a)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	6.750	12/01/42	2,611,601
19,415,000	(a)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	19,856,913
2,000,000	(a)	Public Finance Authority of Wisconsin, Multifamily Housing Revenue Bonds, Promenade Apartments Project, Series 2024	6.250	02/01/39	2,067,926
1,000,000	(a),(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B	8.500	10/01/47	10
1,765,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.200	12/01/37	1,818,651
2,000,000	(a),(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A	7.000	07/01/48	1,400,000
35,000	(a),(f)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, (Pre-refunded 4/01/30)	5.000	04/01/50	38,506
1,430,000		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, (AMT)	4.250	07/01/54	1,193,834
5,885,000	(a),(c)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.125	01/01/33	2,648,250
250,000	(a),(c)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.250	01/01/38	112,500
8,735,000	(a),(c)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.375	01/01/48	3,930,750
210,000	(c),(d)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B	15.000	03/31/24	21
2,000,000	(a)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	2,052,267
5,725,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000	12/15/45	2,201,587
5,190,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000	12/15/50	1,551,891
4,500,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000	12/15/60	820,170
500,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Phase 2 Project, Series 2024	6.000	10/01/54	511,595
8,385,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System Inc Series 2024A	5.500	02/15/54	9,069,099
6,165,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A	5.000	02/15/42	6,178,930

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$ 3,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A	5.000%	11/01/46	$2,895,241

		TOTAL WISCONSIN			104,024,706

		TOTAL MUNICIPAL BONDS (Cost $1,098,252,141)			1,036,494,191

PRINCIPAL		DESCRIPTION	RATE(h)	MATURITY(i)	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (h)

		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
321,690	(c),(d),(j)	KDC Agribusiness Fairless Hills LLC	12.000	09/15/23	32

		TOTAL CAPITAL GOODS			32

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $321,690)			32

		TOTAL LONG-TERM INVESTMENTS (Cost $1,098,573,831)			1,036,494,223

		FLOATING RATE OBLIGATIONS - (5.6)%			(35,960,000)

		MFP SHARES, NET - (64.5)%(k)			(414,282,155)

		OTHER ASSETS & LIABILITIES, NET - 8.7%			56,092,901

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$642,344,969

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $375,561,699 or 36.2% of Total Investments.

(b)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)	When-issued or delayed delivery security.
(h)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(i)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(j)

Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(k)	MFP Shares, Net as a percentage of Total Investments is 40.0%.

AMT	Alternative Minimum Tax
PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

Portfolio of Investments October 31, 2024

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 137.9% (99.0% of Total Investments)

		CORPORATE BONDS - 1.5% (1.1% of Total Investments)

		HEALTH CARE EQUIPMENT & SERVICES - 1.4% (1.0% of Total Investments)
$2,750,000		Care New England Health System	5.500%	09/01/26	$2,670,082
3,000,000		Toledo Hospital/The	6.015	11/15/48	2,649,330
4,363,000		Toledo Hospital/The	5.325	11/15/28	4,250,827

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			9,570,239

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1% (0.1% of Total Investments)
489,914	(a),(b)	Benloch Ranch Improvement Association No 12022 2022	9.750	12/01/39	445,219

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			445,219

		TOTAL CORPORATE BONDS (Cost $8,878,631)			10,015,458

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MUNICIPAL BONDS - 136.4% (97.9% of Total Investments)

		ALABAMA - 6.0% (4.3% of Total Investments)
5,000,000		Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2023A, (Mandatory Put 10/01/30)	5.250	01/01/54	5,384,577
2,360,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, (AMT), (Mandatory Put 11/01/30)	6.375	11/01/50	2,690,100
475,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/40	519,387
585,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/41	637,711
705,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/42	766,046
705,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/43	764,242
705,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/44	762,526
565,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/45	609,769
870,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/49	928,741
1,000,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	1,022,199
4,515,000	(b)	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020	4.000	11/01/45	4,216,199
20,000,000		Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 4, Series 2022B-1, (Mandatory Put 8/01/28)	5.000	05/01/53	20,872,944
500,000		UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2017B-2	5.000	09/01/41	507,744

		TOTAL ALABAMA			39,682,185

		ARIZONA - 5.9% (4.2% of Total Investments)
7,650,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021A	5.000	07/01/51	7,067,398
1,500,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020	5.000	07/01/55	1,389,351
4,500,000	(b)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1	4.000	12/01/51	3,324,826
730,000		Arizona Industrial Development Authority, Senior National Charter School Revolving Loan Fund Revenue Bonds, Social Series 2023A	5.250	11/01/48	779,909
730,000		Arizona Industrial Development Authority, Senior National Charter School Revolving Loan Fund Revenue Bonds, Social Series 2023A	5.250	11/01/53	774,999

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ARIZONA (continued)
$1,200,000		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, (AMT), (Mandatory Put 6/15/28)	4.100%	12/01/37	$1,205,733
2,695,000		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, (AMT), (Mandatory Put 6/01/29)	4.000	06/01/49	2,697,198
1,090,000	(b)	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds, Flagstaff Arts & Leadership Academy Project, Refunding Series 2020	5.500	07/01/40	1,017,219
1,000,000	(b)	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020	5.250	10/01/40	942,299
3,405,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A	5.000	09/01/55	3,002,384
5,265,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020	5.000	07/01/35	5,326,638
6,800,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020	5.000	07/01/40	6,697,713
4,580,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020-1	5.000	06/15/50	4,219,861
275,000	(b)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2024	5.000	06/15/64	267,771

		TOTAL ARIZONA			38,713,299

		ARKANSAS - 1.7% (1.2% of Total Investments)
4,500,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	4,670,143
6,500,000	(b)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, (AMT)	4.500	09/01/49	6,356,906

		TOTAL ARKANSAS			11,027,049

		CALIFORNIA - 9.1% (6.6% of Total Investments)
1,960,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023C, (Mandatory Put 10/01/31)	5.250	01/01/54	2,105,539
7,865,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023E, (Mandatory Put 9/01/32)	5.000	02/01/55	8,416,562
6,770,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, (Mandatory Put 4/01/30)	5.250	11/01/54	7,312,905
3,000,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024B, (Mandatory Put 12/01/32)	5.000	01/01/55	3,224,059
4,500,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024D, (Mandatory Put 9/01/32)	1.000	02/01/55	4,855,021
3,815,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	2,567,923
6,290,000	(b)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	07/01/30	6,298,978
5,000,000	(b)	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A	5.125	07/01/55	4,358,010
465,000	(b)	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village, Refunding Green Series 2021A	5.000	11/15/46	446,395

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$ 2,000,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A	5.000%	06/01/60	$1,809,965
1,500,000		California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2024C	5.000	09/01/37	1,712,972
1,220,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.000	12/01/41	1,232,404
6,180,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	5,472,161
275,000		Fontana, California, Special Tax Bonds, Narra Hills Community Facilities District 109, Refunding Series 2024	5.000	09/01/49	288,966
985,432	(d)	Northstar Community Services District, California, California Special Tax Bonds Community Facilities District 1 Series 2006	1.750	09/01/37	275,921
1,615,000		Pajaro Valley Health Care District, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Social Series 2024A	5.000	09/01/54	1,676,074
1,070,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1 - AGM Insured	5.000	09/01/42	1,159,765
1,070,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Subordinate Series 2022B-2	5.000	09/01/42	1,101,988
1,790,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2024A, (AMT)	5.000	05/01/37	1,941,740
2,190,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2024A, (AMT)	5.000	05/01/38	2,367,326
750,000		San Francisco Community College District, California, General Obligation Bonds, Taxable Election 2020 Series 2020A-1	3.165	06/15/41	603,310
1,200,000		Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2019-1, Series 2024A	5.000	09/01/49	1,264,873

		TOTAL CALIFORNIA			60,492,857

		COLORADO - 17.8% (12.8% of Total Investments)
2,370,000		64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020	6.500	12/01/43	2,365,120
1,060,000		Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	986,031
2,285,000		Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B	7.750	12/15/50	2,196,609
5,220,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A	5.750	12/01/51	4,950,633
499,000		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A	4.000	12/01/29	485,661
1,725,000		Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A	5.500	12/01/50	1,601,868
1,000,000		Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A	5.000	12/01/51	897,006
500,000	(b)	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020	5.000	12/01/40	483,407
1,000,000		Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.125	12/01/48	825,908
1,450,000		Citadel on Colfax Business Improvement District, Aurora, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2020A	5.350	12/01/50	1,346,790
525,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2024A - AGM Insured	5.250	12/01/49	575,860

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$655,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2024A - AGM Insured	5.500%	12/01/54	$730,740
100,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/41	86,022
100,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/51	78,553
1,000,000	(b)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020	5.000	12/01/50	900,492
500,000	(b),(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Cappella of Grand Junction Project, Series 2019	5.000	12/01/54	343,630
16,000,000		Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020	6.500	12/01/50	15,594,549
500,000	(c)	Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2024B	6.125	12/15/54	500,597
2,280,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	1,288,627
1,000,000		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022A, (AMT)	5.000	11/15/31	1,079,898
1,355,000		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022A, (AMT)	5.500	11/15/38	1,514,751
4,000,000	(b)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	3,900,803
1,000,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	965,140
1,425,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.250	12/01/32	1,434,361
1,200,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.750	12/01/52	1,208,181
2,000,000	(b)	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.500	06/01/50	1,770,532
825,000	(b)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	809,333
1,360,000	(b)	Hogback Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021A	5.000	12/01/51	1,204,656
5,250,000		Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B	5.750	12/15/50	5,305,306
2,000,000	(e)	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A	0.000	12/01/50	1,854,371
1,000,000		Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.125	12/01/50	998,251
1,500,000	(b)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.125	12/01/44	1,428,356
1,200,000	(b)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.625	12/01/56	1,144,358
1,380,000		Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A	5.000	12/01/39	1,371,004
1,030,000	(e)	Lanterns Metropolitan District 3, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2023A-2	0.000	12/01/53	805,758
560,000		Lanterns Metropolitan District 3, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2023A-1	7.250	12/01/53	592,217

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$3,000,000	(b)	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022	7.375%	11/01/52	$3,049,451
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	12/01/41	471,404
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	04/15/51	447,231
480,000		Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/49	450,624
2,000,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.000	12/01/40	2,006,579
1,000,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.250	12/01/50	1,005,899
1,810,000		Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	1,644,202
500,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	4.000	12/01/29	476,380
1,250,000		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/39	1,199,809
285,000	(b)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/51	246,221
1,100,000		Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A-1	7.500	12/01/52	1,115,767
925,000		Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.000	12/01/40	905,065
7,034,000		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022	6.500	12/01/34	6,748,665
3,665,000		Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/42	3,781,525
2,000,000		Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021	4.000	12/01/41	1,805,956
2,320,000		Silverstone Metropolitan District 3, Weld County, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2023	7.750	12/01/45	2,374,282
1,215,000		SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016	5.000	12/01/30	1,214,951
500,000	(b),(e)	St. Vrain Lakes Metropolitan District 4, Weld County, Colorado, General Obligation Bonds, Firestone Convertible Capital Appreciation Limited Tax Series 2024A	0.000	09/20/54	359,289
708,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Subordinate Series 2020B	7.125	12/15/50	710,655
2,350,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.000	12/01/40	2,272,012
2,300,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.125	12/01/50	2,142,973
1,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2	5.500	12/01/51	784,630
1,270,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/41	1,096,190
5,000,000	(e)	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2	0.000	12/01/50	3,747,441
10,000,000		Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1	5.375	12/01/50	8,837,518
1,500,000		Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021	5.000	12/01/51	1,187,126
2,200,000	(b),(e)	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2024A-2	0.000	12/01/54	1,265,227

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$2,000,000	(b)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125%	12/01/51	$1,528,381
961,000		Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1	6.250	12/15/40	937,936

		TOTAL COLORADO			117,438,768

		CONNECTICUT - 1.6% (1.2% of Total Investments)
1,325,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/34	1,316,074
1,250,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/36	1,228,763
1,255,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2016B-1	2.950	11/15/31	1,180,764
3,835,000		Connecticut State, General Obligation Bonds, Social Series 2024G	5.000	11/15/39	4,330,111
1,315,000		Connecticut State, General Obligation Bonds, Social Series 2024G	5.000	11/15/41	1,469,380
1,040,000		Connecticut State, General Obligation Bonds, Social Series 2024G	5.000	11/15/44	1,149,232

		TOTAL CONNECTICUT			10,674,324

		DELAWARE - 0.4% (0.3% of Total Investments)
400,000	(b)	Bridgeville, Delaware, Special Obligation Bonds, Heritage Shores Special Development District, Series 2024	5.625	07/01/53	418,810
500,000	(f)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B, (UB)	4.600	07/01/44	505,609
500,000	(f)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B, (UB)	4.650	07/01/49	505,190
960,000	(f)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B, (UB)	4.750	07/01/54	966,819

		TOTAL DELAWARE			2,396,428

		DISTRICT OF COLUMBIA - 0.0% (0.0% of Total Investments)
325,000		District of Columbia Revenue Bonds, Rocketship Education DC Public Charter School Inc., Obligated Group -Issue 3, Series 2024A	5.750	06/01/54	335,755

		TOTAL DISTRICT OF COLUMBIA			335,755

		FLORIDA - 12.9% (9.3% of Total Investments)
1,565,000		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021	3.750	05/01/41	1,372,379
1,215,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A	5.000	06/15/40	1,187,883
1,260,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A	5.000	06/15/55	1,161,884
1,010,000	(b)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	5.750	08/15/54	987,377
4,270,000	(b)	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B	4.250	05/01/41	3,863,927
240,000		Edgewater West Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area One Series 2024	5.500	05/01/54	234,333
10,000,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery High School Project, Series 2020A	5.000	06/01/55	7,135,182
835,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.000	06/15/33	935,042
1,000,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.500	06/15/38	1,110,540
1,000,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.625	06/15/43	1,104,570

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$1,200,000	(b)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, GFL Solid Waste Southeast LLC Project Series 2024A, (AMT), (Mandatory Put 10/01/31)	4.375%	10/01/54	$1,200,969
2,450,000	(b)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc. Project, Series 2023, (AMT), (Mandatory Put 7/01/26)	6.125	07/01/32	2,511,508
4,475,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000	07/15/32	4,748,303
1,900,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.000	07/01/41	1,928,123
1,300,000	(f)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT), (UB)	5.000	07/01/44	1,349,743
1,760,000	(f)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT), (UB)	5.250	07/01/53	1,833,088
1,400,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	1,445,817
27,635,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2024A, (AMT), (Mandatory Put 2/14/25)	8.250	07/01/57	28,477,897
420,000	(b)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024A-1	5.250	06/01/54	428,219
1,095,000		Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020	4.250	05/01/40	1,023,988
1,500,000		Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020	4.500	05/01/52	1,354,289
2,500,000		Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, (AMT)	5.000	11/15/36	2,501,201
1,000,000		Hammock Reserve Community Development District, Haines City, Florida, Special Assessment Revenue Bonds, Area1 Project, Series 2020	4.000	05/01/51	859,765
1,425,000		Hillsborough County Industrial Development Authority, Florida, Health System Revenue Bonds, BayCare Health System Series 2024C	5.250	11/15/49	1,565,045
415,000		Hobe-Saint Lucie Conservancy District, Florida, Special Assessment Revenue Bonds, Improvement Unit 1A, Series 2024	4.750	05/01/31	424,949
1,225,000	(b)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A	5.000	06/01/47	1,141,788
3,380,000		Miami, Florida, Limited Ad Valorem Tax Bonds, Forever Infrastructure Programs Series 2024A	5.500	01/01/49	3,746,883
870,000	(f)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, (AMT), (UB)	5.250	10/01/52	917,683
1,360,000		Miami-Dade County, Florida, Special Obligation Bonds, Subordinate Series 2009 - BAM Insured	0.000	10/01/37	814,283
1,480,000		Miami-Dade County, Florida, Special Obligation Bonds, Subordinate Series 2009 - BAM Insured	0.000	10/01/42	679,629
2,860,000		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2024A	5.250	10/01/54	3,101,055
100,000	(b)	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 3 Series 2024	4.750	05/01/31	100,330
250,000	(b)	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 3 Series 2024	5.625	05/01/44	251,554

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$325,000	(b)	North AR-1 of Pasco Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 5, Series 2024	5.750%	05/01/44	$330,011
1,145,000		South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016A	4.000	05/01/44	1,087,626
310,000	(b)	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B	4.625	05/01/36	303,372
425,000		Tradition Community Development District 9, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2021	2.700	05/01/31	383,196
250,000	(c)	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2024	5.000	05/01/44	260,220
450,000	(b)	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2023	4.250	05/01/28	455,381
810,000	(b)	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2024	4.800	05/01/55	809,979
125,000		Windward Community Development District, Florida, Special Assessment Bonds, Series 2020A-2	4.400	11/01/35	123,567

		TOTAL FLORIDA			85,252,578

		GEORGIA - 1.7% (1.2% of Total Investments)
1,700,000	(e)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	1,421,518
500,000	(b)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	507,371
1,120,000		Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Green Series 2023E, (AMT)	5.250	07/01/41	1,219,378
1,395,000		Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Green Series 2023E, (AMT)	5.250	07/01/43	1,509,452
505,000		Fayette County Development Authority, Georgia, Revenue Bonds, United States Soccer Federation, Inc. Project Series 2024	5.000	10/01/42	537,845
555,000		Fayette County Development Authority, Georgia, Revenue Bonds, United States Soccer Federation, Inc. Project Series 2024	5.000	10/01/43	588,649
515,000		Fayette County Development Authority, Georgia, Revenue Bonds, United States Soccer Federation, Inc. Project Series 2024	5.000	10/01/44	544,455
750,000	(b)	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Canterbury Court Project, Series 2019A	5.000	04/01/47	736,088
500,000		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2021A - BAM Insured	3.000	02/15/51	391,050
1,000,000		Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc., Series 2017A	4.000	04/01/42	978,961
2,750,000	(b)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, (Mandatory Put 11/01/27)	4.000	08/01/52	2,741,442

		TOTAL GEORGIA			11,176,209

		HAWAII - 0.1% (0.0% of Total Investments)
500,000	(b)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University Project, Refunding Series 2024	5.000	07/01/39	501,487

		TOTAL HAWAII			501,487

		IDAHO - 0.3% (0.2% of Total Investments)
645,000	(f)	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A, (UB)	4.050	01/01/39	641,799
565,000	(f)	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A, (UB)	4.650	01/01/54	566,924
630,000		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2024	6.250	09/01/53	662,135

		TOTAL IDAHO			1,870,858

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS - 6.0% (4.3% of Total Investments)
$ 1,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.250%	04/01/34	$1,107,260
1,055,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.000	04/01/41	1,112,649
1,275,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.500	04/01/43	1,379,365
2,000,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2021A	5.000	12/01/34	2,062,558
4,565,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A	5.000	12/01/33	4,790,127
4,900,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A	5.250	12/01/36	5,188,651
120,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/29	126,711
190,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/30	202,350
2,250,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/31	2,409,981
1,485,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/32	1,600,108
200,000		Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2023B - AGM Insured	5.000	11/01/37	218,475
25,000	(g)	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	25,499
725,000		Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C	4.000	02/15/41	699,163
240,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/34	242,997
875,000		Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A	5.000	11/01/49	563,581
815,000		Illinois Finance Authority, Revenue Bonds, Northshore - Edward- Elmhurst Health Credit Group, Series 2022A	5.000	08/15/47	856,695
695,000		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2024A	5.250	04/01/44	772,062
740,000		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2024A	5.250	04/01/45	819,553
2,500,000		Illinois State, General Obligation Bonds, December Series 2023C	5.000	12/01/47	2,627,787
1,500,000		Illinois State, General Obligation Bonds, May Series 2014	5.000	05/01/32	1,504,514
4,710,000		Illinois State, General Obligation Bonds, May Series 2020	5.750	05/01/45	5,113,938
1,300,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/42	1,419,315
1,205,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/44	1,305,590
930,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/45	1,004,522
930,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/49	994,092
1,800,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	0.000	06/15/39	980,760
1,500,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	0.000	06/15/40	776,003

		TOTAL ILLINOIS			39,904,306

		INDIANA - 2.7% (1.9% of Total Investments)
1,415,000	(b)	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A	5.875	06/01/55	1,346,630
1,190,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Depauw University Project, Series 2019	5.000	07/01/37	1,230,416
3,125,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, (AMT)	6.750	05/01/39	3,588,382
1,500,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2015I, (AMT)	5.000	01/01/32	1,502,683
730,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	5.750	03/01/43	794,676

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		INDIANA (continued)
$ 680,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.000%	03/01/53	$739,344
4,060,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Subordinate Series 2023F-1	7.750	03/01/67	4,597,330
3,770,000		Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, (AMT), (Mandatory Put 6/10/31)	4.400	11/01/45	3,885,396

		TOTAL INDIANA			17,684,857

		IOWA - 0.7% (0.5% of Total Investments)
2,500,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	2,502,368
1,745,000	(g)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/42)	5.000	12/01/50	1,994,301

		TOTAL IOWA			4,496,669

		KANSAS - 0.1% (0.1% of Total Investments)
500,000		Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2024VIII	5.750	05/15/45	510,657

		TOTAL KANSAS			510,657

		KENTUCKY - 0.8% (0.6% of Total Investments)
2,905,000		Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s Ridge Project, Series 2020	6.000	12/01/40	2,611,790
2,175,000		Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, (AMT)	2.125	10/01/34	1,702,815
1,000,000		Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B	5.500	12/01/60	849,441

		TOTAL KENTUCKY			5,164,046

		LOUISIANA - 2.2% (1.5% of Total Investments)
1,150,000	(b)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A	5.250	06/01/51	989,844
450,000	(b)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Refunding Series 2024A	5.000	12/15/43	452,118
2,010,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.500	09/01/59	2,145,158
1,295,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.750	09/01/64	1,402,056
1,505,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.000	09/01/66	1,536,562
2,720,000		Louisiana Stadium and Exposition District, Revenue Bonds, Senior Series 2023A	5.000	07/01/43	2,928,431
1,905,000		New Orleans, Louisiana, General Obligation Bonds, Public Improvement Series 2024A	5.000	12/01/38	2,101,130
500,000	(b)	Plaquemines Port, Louisiana, Harbor and Terminal District Facilities Revenue Bonds NOLA Terminal LLC Project Dock and Wharf Series 2024A	9.000	12/01/44	509,534
2,000,000	(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010	6.350	07/01/40	2,201,505

		TOTAL LOUISIANA			14,266,338

		MAINE - 0.3% (0.2% of Total Investments)
2,000,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	5.000	07/01/46	1,976,103

		TOTAL MAINE			1,976,103

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MARYLAND - 0.0% (0.0% of Total Investments)
$ 200,000	(b)	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2022	4.500%	06/01/33	$200,620

		TOTAL MARYLAND			200,620

		MASSACHUSETTS - 0.1% (0.0% of Total Investments)
425,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D	5.000	07/01/44	425,729

		TOTAL MASSACHUSETTS			425,729

		MICHIGAN - 2.6% (1.9% of Total Investments)
1,455,000		Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Refunding Series 2024	5.000	07/01/48	1,514,661
690,000		Detroit Regional Convention Authority, Michigan, Special Tax Revenue Bonds, Refunding Series 2024C	5.000	10/01/34	765,497
925,000		Detroit Regional Convention Authority, Michigan, Special Tax Revenue Bonds, Refunding Series 2024C	5.000	10/01/35	1,023,757
925,000		Detroit Regional Convention Authority, Michigan, Special Tax Revenue Bonds, Refunding Series 2024C	5.000	10/01/36	1,021,757
830,000		Detroit Regional Convention Authority, Michigan, Special Tax Revenue Bonds, Refunding Series 2024C	5.000	10/01/37	915,217
925,000		Detroit Regional Convention Authority, Michigan, Special Tax Revenue Bonds, Refunding Series 2024C	5.000	10/01/38	1,020,864
5,000,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1	4.000	04/01/44	3,951,941
710,000		Gerald R. Ford International Airport Authority, Kent County, Michigan, Revenue Bonds, Limited Tax General Obligation Series 2021, (AMT)	5.000	01/01/46	746,991
1,135,000		Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Senior Lien Series 2023C	5.250	07/01/48	1,251,887
3,480,000		Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series 2023B	5.250	07/01/53	3,796,918
1,070,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023B - AGM Insured, (AMT)	5.250	12/01/37	1,186,602

		TOTAL MICHIGAN			17,196,092

		MINNESOTA - 1.3% (0.9% of Total Investments)
3,620,000		Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2024A	5.250	01/01/54	3,894,188
3,745,000	(b)	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023	5.500	03/01/53	3,840,271
1,140,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hope Community Academy Project, Series 2020A	5.000	12/01/55	826,974

		TOTAL MINNESOTA			8,561,433

		MISSISSIPPI - 0.5% (0.3% of Total Investments)
1,190,000	(f)	Warren County, Mississippi, Certificates of Participation, Lease Purchase Jail Project Series 2023, (UB)	6.000	09/01/48	1,349,261
1,580,000	(f)	Warren County, Mississippi, Certificates of Participation, Lease Purchase Jail Project Series 2023, (UB)	6.000	09/01/53	1,773,096

		TOTAL MISSISSIPPI			3,122,357

		MISSOURI - 1.1% (0.8% of Total Investments)
550,000	(b)	Kansas City Industrial Development Authority, Missouri, Economic Activity Tax Revenue Bonds, Historic Northeast Redevelopment Plan Series 2024A-1	5.000	06/01/54	534,187
3,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F	4.000	11/15/45	2,833,400
1,000,000		Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020 - AGM Insured	5.000	10/01/40	1,055,030

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MISSOURI (continued)
$ 2,625,000		Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020 - AGM Insured	5.000%	10/01/45	$2,712,803

		TOTAL MISSOURI			7,135,420

		MONTANA - 0.3% (0.2% of Total Investments)
1,975,000		Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2023	3.875	07/01/28	2,004,797

		TOTAL MONTANA			2,004,797

		NEBRASKA - 1.3% (0.9% of Total Investments)
3,750,000		Central Plains Energy Project, Nebraska, Gas Project Revenue Bonds, Project 5, Series 2022-1, (Mandatory Put 10/01/29)	5.000	05/01/53	3,957,326
4,665,000	(f)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2024C, (UB)	4.700	09/01/49	4,713,236

		TOTAL NEBRASKA			8,670,562

		NEVADA - 0.1% (0.0% of Total Investments)
1,842,684	(b),(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020	0.000	02/15/38	7,555
440,000		Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 611 Sunstone Phase I and II, Series 2020	4.000	06/01/40	399,162

		TOTAL NEVADA			406,717

		NEW HAMPSHIRE - 0.5% (0.4% of Total Investments)
4,000,000	(b)	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Group Series 2023	4.000	07/01/37	3,652,464

		TOTAL NEW HAMPSHIRE			3,652,464

		NEW JERSEY - 0.6% (0.5% of Total Investments)
1,475,000	(b)	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A	7.000	06/15/30	1,474,946
750,000		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A	3.375	07/01/30	728,630
1,175,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024AA	5.000	06/15/40	1,291,109
625,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024AA	5.250	06/15/41	701,815

		TOTAL NEW JERSEY			4,196,500

		NEW MEXICO - 1.0% (0.7% of Total Investments)
7,000,000	(b)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020	8.000	05/01/40	6,704,529

		TOTAL NEW MEXICO			6,704,529

		NEW YORK - 18.9% (13.6% of Total Investments)
1,240,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,330,979
5,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	4,684,505
1,310,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/40	1,260,541
3,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/55	2,600,575
10,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A	4.000	07/01/45	8,389,761
955,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.250	11/01/42	1,033,663
770,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.250	11/01/43	829,979
150,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.500	11/01/47	165,026
450,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	478,272
7,940,000	(f)	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2024A, (UB)	5.000	03/15/55	8,515,919

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$ 7,630,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000%	07/01/32	$7,766,574
1,095,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/35	1,111,771
750,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	683,005
3,345,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2024B	4.000	11/15/43	3,266,436
1,210,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2024B	4.000	11/15/44	1,169,449
1,000,000	(f)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024A-1, (UB)	4.650	11/01/49	1,012,082
1,720,000	(f)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024A-1, (UB)	4.750	11/01/54	1,734,187
975,000	(f)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024B-1-A, (UB)	4.750	11/01/54	983,042
5,845,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2024 Series CC-1	5.250	06/15/54	6,409,514
2,785,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series A-3	5.000	08/01/41	2,877,489
840,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F-1	5.250	02/01/40	938,558
2,030,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.000	05/01/40	2,260,845
2,710,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.000	05/01/41	3,000,756
4,270,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.000	05/01/42	4,700,000
4,740,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.250	05/01/43	5,301,464
1,300,000		New York City, New York, General Obligation Bonds, Fiscal 2024 Series C	5.250	03/01/53	1,415,946
2,380,000		New York City, New York, General Obligation Bonds, Fiscal 2024 Series D	5.250	04/01/54	2,592,213
4,000,000		New York City, New York, General Obligation Bonds, Fiscal 2025 Series C-1	5.000	09/01/48	4,308,151
2,500,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/41	2,489,694
9,175,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.250	08/01/31	9,743,702
3,400,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	3,616,909
1,955,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.250	06/30/49	2,045,023
2,340,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/54	2,475,458
395,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.500	06/30/39	428,469
165,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.500	06/30/40	178,305

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$ 215,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT)	5.500%	06/30/43	$231,292
240,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT)	5.500	06/30/44	257,589
845,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000	06/30/54	912,747
1,590,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT)	5.125	06/30/60	1,631,960
3,315,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.375	06/30/60	3,436,035
3,000,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	5.000	10/01/40	3,097,126
1,600,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	1,787,497
2,805,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	3,013,439
460,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty Second Series 2023, (AMT)	5.000	12/01/41	488,742
1,000,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Eighth Series 2023, (AMT)	5.000	07/15/38	1,063,122
3,300,000	(b)	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Taxable Series 2007B - SYNCORA GTY Insured	5.693	01/01/28	3,121,545
3,705,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, MTA Bridges and Tunnels, Senior Lien Green Climate Bond Certified Series 2024B-2	5.250	05/15/54	4,041,993

		TOTAL NEW YORK			124,881,349

		NORTH CAROLINA - 0.1% (0.1% of Total Investments)
370,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2021	4.000	09/01/46	326,999
230,000	(c)	North Carolina Medical Care Commission, Retirement Facility Revenue Bonds, Penick Village Project First Mortgage Series 2024A	5.500	09/01/54	233,995

		TOTAL NORTH CAROLINA			560,994

		OHIO - 1.2% (0.9% of Total Investments)
1,995,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	1,804,259
225,000		Dayton-Montgomery County Port Authority, Ohio, Development Revenue Bonds, Dayton Regional Stem Schools Inc. Project, Series 2024	5.000	12/01/44	231,538
400,000		Dayton-Montgomery County Port Authority, Ohio, Development Revenue Bonds, Dayton Regional Stem Schools Inc. Project, Series 2024	5.000	12/01/60	403,194
3,450,000	(b)	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2023, (AMT), (Mandatory Put 12/01/28)	5.000	12/01/53	3,518,472
400,000		Montgomery County, Ohio, Health Care Facilities Revenue Bonds, Solvita Project Refunding and Improvement Series 2024	5.250	09/01/49	423,645

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$ 1,000,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, (Mandatory Put 9/15/21)	3.375%	08/01/29	$980,940
625,000	(f)	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A, (UB)	4.650	09/01/54	630,574

		TOTAL OHIO			7,992,622

		OREGON - 0.2% (0.1% of Total Investments)
1,165,000		Astoria Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Columbia Memorial Hospital Project, Series 2024	5.250	08/01/49	1,230,553

		TOTAL OREGON			1,230,553

		PENNSYLVANIA - 4.7% (3.4% of Total Investments)
700,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A - AGM Insured, (AMT)	5.250	01/01/39	763,155
700,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A - AGM Insured, (AMT)	5.500	01/01/43	768,198
1,000,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A	4.000	07/15/37	998,394
900,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	943,128
3,000,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	2,988,267
1,625,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023	6.250	05/01/42	1,626,708
1,000,000	(b)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017	5.125	10/15/41	740,112
2,000,000	(b)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020	6.250	10/15/53	1,539,351
9,000,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-2	5.000	02/15/39	9,217,924
1,300,000	(a),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A	10.000	12/01/31	130
300,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, PPL Energy Supply, LLC Project, Refunding Series 2009C, (Mandatory Put 6/01/27)	5.250	12/01/37	303,808
2,960,000		Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B - BAM Insured	0.000	01/01/45	1,181,570
2,040,000		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2017A	4.000	11/15/42	1,953,151
340,000	(f)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-144A, (UB)	4.450	10/01/44	339,742
1,850,000	(f)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-144A, (UB)	4.600	10/01/49	1,862,304
2,545,000	(f)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A, (UB)	4.750	10/01/49	2,580,404
2,545,000	(f)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A, (UB)	4.800	10/01/51	2,547,828
30,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B	5.250	12/01/41	33,285

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$ 485,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B	5.250%	12/01/42	$535,755

		TOTAL PENNSYLVANIA			30,923,214

		PUERTO RICO - 6.7% (4.8% of Total Investments)
5,950,000		Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset- Backed Bonds, Series 2008A	0.000	05/15/57	388,270
3,500,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	3,674,327
6,500,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/42	6,265,494
8,000,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010XX	5.250	07/01/40	3,132,772
409,281		Puerto Rico Highway and Transportation Authority Highway Revenue Bonds Series 2022	5.250	07/01/38	409,382
2,150,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.550	07/01/40	2,160,602
1,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	992,548
11,357,498		Puerto Rico, GDB Debt Recovery Authority Commonwealth Bonds, Taxable Series 2018	7.500	08/20/40	11,073,560
9,669,263		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	6,333,367
4,570,000		Puerto Rico, General Obligation Bonds, Commonwealth Clawback CVIS Taxable Series 2022	0.000	11/01/51	1,479,537
4,275,471		Puerto Rico, General Obligation Bonds, Commonwealth Clawback CVIS Taxable Series 2022	0.000	11/01/51	1,966,717
1,029,483		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	703,986
64		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/35	63
1,117,147		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/37	1,084,996
839,085		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	792,526
6,061,126		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022	0.000	11/01/43	3,909,426

		TOTAL PUERTO RICO			44,367,573

		SOUTH CAROLINA - 0.8% (0.6% of Total Investments)
1,000,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Columbia College, Refunding Series 2020A	5.625	10/01/40	981,917
1,000,000	(b)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Horse Creek Academy Project, Series 2021A	5.000	11/15/55	925,941
2,170,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	5.500	11/01/49	2,403,697
1,000,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	5.500	11/01/54	1,101,089
250,000		South Carolina Jobs-Economic Development Authority, Healthcare Revenue Bonds, Beaufort Memorial Hospital & South of Broad Healthcare Project, Series 2024	5.500	11/15/44	265,125

		TOTAL SOUTH CAROLINA			5,677,769

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TENNESSEE - 2.8% (2.0% of Total Investments)
$ 410,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250%	12/01/40	$455,805
485,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/41	536,540
1,395,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/42	1,536,558
1,195,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/43	1,310,869
2,205,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/44	2,410,911
1,895,000		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A - AGM Insured	5.000	07/01/40	2,078,214
1,345,000		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A - AGM Insured	5.000	07/01/41	1,471,470
1,650,000		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A - AGM Insured	5.000	07/01/42	1,799,137
650,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University, Series 2023	5.000	05/01/40	702,772
2,705,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2023A	5.000	07/01/28	2,890,471
2,905,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2023A	5.000	07/01/33	3,274,781

		TOTAL TENNESSEE			18,467,528

		TEXAS - 10.2% (7.3% of Total Investments)
500,000	(b)	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B	5.000	10/01/50	429,075
2,370,000		Chambers County Justice Center Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2024	5.500	06/01/49	2,599,210
3,720,000		Chambers County Justice Center Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2024	5.500	06/01/55	4,026,716
225,000	(b)	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Valor Education Foundation, Series 2024A	6.000	06/15/54	225,225
5,000,000		Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, School Building Series 2024	5.000	02/01/49	5,379,638
330,000		Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds Refunding Series 2023C, (AMT)	5.000	11/01/27	344,552
1,480,000		Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds Refunding Series 2023C, (AMT)	5.000	11/01/28	1,563,931
4,000,000		Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2023C, (AMT)	5.000	11/01/29	4,274,441
4,605,000		Dallas, Texas, General Obligation Bonds, Refunding and Improvement Series 2023A	5.000	02/15/42	4,945,189
1,280,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	1,280,050
570,000		Galveston, Texas, Wharves and Terminal First Lien Revenue Bonds, Series 2023, (AMT)	6.000	08/01/43	639,852
1,000,000		Harris County Industrial Development Corporation, Texas, Revenue Bonds, Energy Transfer LP Project, Marine Terminal Refunding Series 2023, (Mandatory Put 6/01/33)	4.050	11/01/50	1,006,617
3,335,000		Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2024A	5.250	08/15/49	3,647,473

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$3,280,000		Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2024A	5.250%	08/15/54	$3,567,996
970,000		Lewisville Independent School District, Denton and Tarrant Counties, Texas, General Obligation Bonds, Refunding School Building Series 2024	5.000	08/15/41	1,068,704
1,895,000		Lewisville Independent School District, Denton and Tarrant Counties, Texas, General Obligation Bonds, Refunding School Building Series 2024	5.000	08/15/42	2,079,605
1,925,000		Lewisville Independent School District, Denton and Tarrant Counties, Texas, General Obligation Bonds, Refunding School Building Series 2024	4.000	08/15/44	1,902,339
5,610,000		Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Refunding Series 2021 - AGM Insured, (AMT)	4.000	11/01/38	5,513,852
500,000	(b)	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Thunder Rock Public Improvement District Improvement Area 1 Project, Series 2021	4.125	09/01/41	438,836
1,500,000		Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1	4.000	06/01/30	1,500,425
625,000	(b)	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 3 Project, Series 2021	3.625	09/15/41	499,197
500,000	(b)	Mesquite, Texas, Special Assessment Revenue Bonds, Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023	5.500	09/01/43	500,462
225,000	(b)	Midlothian, Texas, Westside Preserve Public Improvement District Improvement Area #1 Project, Special Assessment Revenue Bonds, Series 2022	4.750	09/15/32	221,165
4,175,000	(b)	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Southwest Preparatory School, Series 2020A	5.000	08/15/50	3,960,346
3,500,000	(b)	Port Beaumont Industrial Development Authority, Texas, Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021B	4.100	01/01/28	3,103,781
345,000	(b)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2024A, (AMT)	5.000	01/01/39	355,466
155,000	(b)	Princeton, Texas, Special Assessment Revenue Bonds, Winchester Crossing Public Improvement District 3 Project, Series 2024	5.125	09/01/44	152,267
1,955,000	(b)	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major Improvement Area Project, Series 2020	5.375	09/15/40	1,942,432
475,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.375	06/30/38	511,866
465,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.500	06/30/41	499,408
650,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2021	4.000	10/15/51	623,766
2,510,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2024A	5.000	10/15/38	2,835,265
735,000		Waco, Texas, Certificates of Obligation, Combination Tax & Revenue Series 2024A	5.000	02/01/39	814,326
1,330,000		Waco, Texas, Certificates of Obligation, Combination Tax & Revenue Series 2024A	5.000	02/01/42	1,446,793
1,450,000		Waco, Texas, Certificates of Obligation, Combination Tax & Revenue Series 2024A	5.000	02/01/43	1,571,122
375,000		Waco, Texas, Certificates of Obligation, Combination Tax & Revenue Series 2024A	5.000	02/01/44	405,073
1,160,000		Waco, Texas, Certificates of Obligation, Combination Tax & Revenue Series 2024A	5.250	02/01/54	1,259,097

		TOTAL TEXAS			67,135,558

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTAH - 0.9% (0.6% of Total Investments)
$205,000	(b)	Black Desert Public Infrastructure District, Washington County, Utah, Special Assessment Bonds, Black Desert Assessment Area 1, Series 2024	5.625%	12/01/53	$210,242
500,000	(b)	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.125	02/01/41	401,739
645,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, (AMT)	5.250	07/01/43	694,507
950,000	(b)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A	5.125	07/15/51	845,710
1,185,000	(f)	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024C, (UB)	4.650	01/01/49	1,197,075
2,540,000	(b)	Wohali Public Infrastructure District 1, Utah, Special Assessment Revenue Bonds, Assessment Area 1 Series 2023	7.000	12/01/42	2,554,428

		TOTAL UTAH			5,903,701

		VIRGIN ISLANDS - 0.5% (0.4% of Total Investments)
2,365,000		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000	10/01/32	2,457,359
1,000,000	(b)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022A	6.125	10/01/42	992,196

		TOTAL VIRGIN ISLANDS			3,449,555

		VIRGINIA - 1.1% (0.8% of Total Investments)
775,000		Alexandria Sanitation Authority, Virginia, Wastewater Revenue Bonds, Alexrenew Green Series 2024	5.000	07/15/54	845,344
1,640,000	(b)	Cherry Hill Community Development Authority, Virginia, Special Assesment Bonds, Potomac Shores Project, Series 2015	5.400	03/01/45	1,641,696
3,580,000		Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, (Mandatory Put 7/01/30)	5.000	07/01/53	3,882,938
990,000	(b)	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1	8.000	10/01/43	1,002,048

		TOTAL VIRGINIA			7,372,026

		WASHINGTON - 2.2% (1.6% of Total Investments)
1,370,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/43	1,457,455
1,390,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/44	1,477,445
1,600,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/45	1,694,114
940,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/46	994,903
1,770,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D	5.000	10/01/41	1,770,115
1,915,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2021B, (Mandatory Put 10/01/30)	4.000	10/01/42	1,944,093
5,640,002		Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2023-1 Class A	3.375	04/20/37	5,093,339

		TOTAL WASHINGTON			14,431,464

		WEST VIRGINIA - 0.9% (0.7% of Total Investments)
200,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Subordinate Improvement Series 2023A	7.000	06/01/43	212,443
700,000		Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, The Highlands Project, Refunding & Improvement Series 2024	5.250	06/01/53	715,302
3,770,000	(b)	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020	7.625	12/01/40	3,195,420

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WEST VIRGINIA (continued)
$1,000,000		West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2021, (AMT), (Mandatory Put 7/01/25)	4.125%	07/01/45	$1,000,468
1,035,000		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A	5.000	06/01/41	1,111,067

		TOTAL WEST VIRGINIA			6,234,700

		WISCONSIN - 5.5% (4.0% of Total Investments)
3,000,000	(b)	Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable Natural Gas Production Plant Project, Series 2021A	5.500	12/01/32	2,431,074
6,350,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc., Series 2020A	5.000	01/01/56	5,671,171
390,000		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North East Carolina Preparatory School Project, Refunding Series 2024A	5.000	06/15/44	394,523
2,265,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Bonnie Cone Classical Academy, Series 2024	5.500	06/15/49	2,261,932
200,000		Public Finance Authority of Wisconsin, Education Revenue Bonds, Shining Rock Classical Academy, Series 2022A	6.125	06/15/57	199,003
1,000,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2021A	5.000	06/01/56	874,289
455,000		Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cornerstone Charter Academy Series 2024	5.000	02/01/54	460,521
1,000,000	(b)	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2021	5.000	08/01/51	808,672
2,000,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A	5.000	02/01/52	2,030,058
1,670,000	(b)	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B	5.625	02/01/46	1,738,743
2,000,000	(b)	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B	6.000	02/01/62	2,115,386
5,000,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	5,113,807
3,000,000	(b)	Public Finance Authority of Wisconsin, Multifamily Housing Revenue Bonds, Promenade Apartments Project, Series 2024	6.250	02/01/39	3,101,889
1,000,000		Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy Progress Project, Refunding Series 2022B, (Mandatory Put 10/01/30)	4.000	10/01/46	1,007,782
1,025,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Revolution Academy, Refunding Series 2023A	6.250	10/01/58	1,071,671
1,500,000		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, (AMT)	4.000	07/01/41	1,304,495
500,000		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, (AMT)	4.250	07/01/54	417,425
100,000	(a),(d)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B	15.000	03/31/24	10
1,000,000		Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2024A	5.000	06/15/64	1,008,412
500,000	(b)	Public Finance Authority, Wisconsin, Revenue Bonds, Two Step Project, Series 2024	0.000	12/15/34	273,762
1,000,000	(b)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	1,026,133
500,000	(b)	Public Finance Authority, Wisconsin, Tax Increment Revenue Subordinate Bonds, World Center Project Series 2024B	8.000	06/15/42	505,765
150,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Phase 2 Project, Series 2024	5.450	10/01/39	154,747

Portfolio of Investments October 31, 2024 (continued)

NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$2,500,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A	4.000%	04/01/39	$2,451,769

		TOTAL WISCONSIN			36,423,039

		TOTAL MUNICIPAL BONDS (Cost $918,143,006)			900,893,638

PRINCIPAL		DESCRIPTION	RATE(h)	MATURITY(i)	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (h)

		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
128,676	(a),(d),(j)	KDC Agribusiness Fairless Hills LLC	12.000	09/15/23	13

		TOTAL CAPITAL GOODS			13

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $128,676)			13

		TOTAL LONG-TERM INVESTMENTS (Cost $927,150,313)			910,909,109

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 1.3%(1.0% of Total Investments)
		MUNICIPAL BONDS - 1.3% (1.0% of Total Investments)
		NATIONAL - 1.3% (1.0% of Total Investments)
1,000,000	(b),(k)	Invesco Municipal Opportunity Trust Variable Rate Munifund Term Preferred Shares Series 2015/6VMO. JP MORGAN CHASE PUTTERS / DRIVERS TR VAR STS CTFS 5029.Ticker Symbol - VMO, Ot,, (AMT)	4.550	06/01/27	1,000,000
8,000,000	(b),(k)	Invesco Value Municipal Income Trust Variable Rate Munifund Term Preferred Shares Series 2015/6 IIM. JP MORGAN CHASE PUTTERS / DRIVERS TR VAR STS CTFS 5028. Ticker Symbol - VGM, Ot,, (AMT)	4.550	03/20/27	8,000,000

		TOTAL NATIONAL			9,000,000

		TOTAL MUNICIPAL BONDS (Cost $9,000,000)			9,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $9,000,000)			9,000,000

		TOTAL INVESTMENTS - 139.2%
		(Cost $936,150,313)			919,909,109

		FLOATING RATE OBLIGATIONS - (4.3)%			(28,135,000)

		MFP SHARES, NET - (36.3)%(l)			(239,656,065)

		OTHER ASSETS & LIABILITIES, NET -1.4%			8,513,124

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$660,631,168

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(a)	For fair value measurement disclosure purposes, investment classified as Level 3.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $268,892,004 or 29.2% of Total Investments.

(c)	When-issued or delayed delivery security.
(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(f)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(g)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(h)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(i)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(j)

Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(k)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(l)	MFP Shares, Net as a percentage of Total Investments is 26.1%.

AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2024	NVG	NZF	NMZ	NMCO	NDMO

ASSETS
Long-term investments, at value†	$4,739,110,381	$4,168,675,909	$1,976,371,499	$1,036,494,223	$910,909,109
Short-term investments, at value◇	-	-	8,660,000	-	9,000,000
Cash	4,595,219	65,523,346	3,135,877	-	-
Receivables:
Interest	63,881,849	58,722,123	41,685,907	19,322,682	20,063,547
Investments sold	67,389,699	7,621,628	3,231,097	13,523,047	10,465,000
Sale of Vistra Vision interest#(1)	41,477,281	92,762,965	46,047,209	52,688,526	-
Deferred offering costs	115,016	-	125,936	97,000	80,000
Other	1,282,918	466,255	86,380	101,681	33,495

Total assets	4,917,852,363	4,393,772,226	2,079,343,905	1,122,227,159	950,551,151
LIABILITIES
Cash overdraft	-	-	-	7,206,408	3,363,472
Floating rate obligations	206,940,000	374,120,000	453,075,000	35,960,000	28,135,000
AMTP Shares, Net*	-	-	356,590,206	-	-
MFP Shares, Net**	515,843,825	640,156,188	-	414,282,155	239,656,065
VRDP Shares, Net***	1,234,066,235	673,758,532	-	-	-
Payables:
Management fees	2,492,845	2,210,713	1,131,849	814,849	660,427
Dividends	15,922,140	14,596,361	7,130,808	3,505,317	3,409,726
Interest	2,799,277	5,451,730	6,070,583	227,373	221,936
Investments purchased - regular settlement	162,915	-	-	-	8,432,224
Investments purchased - when-issued/delayed-delivery settlement	29,308,436	63,426,060	5,226,810	16,402,872	5,843,454
Offering costs	-	-	2,705	-	-
Vistra Vision sale transactions costs(1)	997,225	2,230,270	1,107,098	1,266,773	-
Accrued expenses:
Custodian fees	308,711	234,097	131,203	82,634	81,842
Investor relations	3,908	2,030	9,472	7,359	808
Trustees fees	486,502	347,730	84,906	35,694	33,102
Professional fees	36,001	32,792	16,081	2,705	10,616
Shareholder reporting expenses	72,693	62,524	37,395	28,648	25,633
Shareholder servicing agent fees	10,962	7,023	3,689	2,249	2,251
Shelf offering costs	-	-	-	28,614	29,592
Other	17,969	1,375	1,282	28,540	13,835

Total liabilities	2,009,469,644	1,776,637,425	830,619,087	479,882,190	289,919,983

Commitments and contingencies(2)

Net assets applicable to common shares	$2,908,382,719	$2,617,134,801	$1,248,724,818	$642,344,969	$660,631,168

Common shares outstanding	213,522,362	193,729,050	111,631,646	54,801,890	59,562,212

Net asset value (“NAV”) per common share outstanding	$13.62	$13.51	$11.19	$11.72	$11.09
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$2,135,224	$1,937,291	$1,116,316	$548,019	$595,622
Paid-in capital	3,039,341,903	2,733,104,471	1,457,795,935	810,659,484	821,451,435
Total distributable earnings (loss)	(133,094,408)	(117,906,961)	(210,187,433)	(168,862,534)	(161,415,889)

Net assets applicable to common shares	$2,908,382,719	$2,617,134,801	$1,248,724,818	$642,344,969	$660,631,168
Authorized shares:

Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
† Long-term investments, cost	$4,778,650,361	$4,025,974,888	$2,036,799,297	$1,098,573,831	$927,150,313
◇ Short-term investments, cost	–	–	8,660,000	–	9,000,000
* AMTP Shares, liquidation preference	–	–	357,000,000	–	–
** MFP Shares, liquidation preference	517,400,000	641,000,000	–	415,000,000	240,000,000
*** VRDP Shares, liquidation preference	1,236,600,000	677,000,000	–	–	–
# Net of discount of	2,475,205	5,535,739	2,747,921	3,144,250	–

(1)	Refer to Note 4 of the Notes to Financial Statements for more information.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2024	NVG	NZF	NMZ	NMCO	NDMO

INVESTMENT INCOME
Dividends	$193,595	$433,895	$214,925	$245,923	$–
Interest	227,058,131	209,060,694	108,958,913	60,639,271	46,455,257
Total investment income	227,251,726	209,494,589	109,173,838	60,885,194	46,455,257

EXPENSES
Management fees	29,271,040	26,170,965	12,945,515	9,515,797	7,592,306
Shareholder servicing agent fees	70,132	44,301	22,646	14,402	13,573
Interest expense and amortization of offering costs	72,522,702	73,476,374	32,815,166	19,035,803	11,066,433
Trustees fees	173,172	146,880	59,374	39,009	33,046
Custodian expenses, net	313,572	288,362	130,212	83,980	84,239
Excise tax liability expense	89,677	7,442	84,764	67,328	100,794
Investor relations expenses	431,491	241,826	62,475	43,383	124,816
Liquidity fees	9,337,420	1,209,435	–	788,380	–
Merger expenses	–	100,233	–	–	–
Professional fees	736,128	620,453	502,832	375,815	159,056
Remarketing fees	2,629,710	74,419	–	101,667	–
Shareholder reporting expenses	176,531	125,936	82,643	54,694	58,810
Stock exchange listing fees	67,069	61,881	41,799	18,087	19,377
Other	325,990	190,817	428,564	257,245	400,909

Total expenses	116,144,634	102,759,324	47,175,990	30,395,590	19,653,359

Net investment income (loss)	111,107,092	106,735,265	61,997,848	30,489,604	26,801,898

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	21,670,247	76,296,138	(4,036,885)	45,621,810	6,500,180
Swap contracts	–	(26,701,564)	(13,256,570)	(15,164,206)	–
Net realized gain (loss)	21,670,247	49,594,574	(17,293,455)	30,457,604	6,500,180

Change in unrealized appreciation (depreciation) on:
Investments	422,871,895	294,425,217	214,081,537	67,087,425	88,144,732

Net change in unrealized appreciation (depreciation)	422,871,895	294,425,217	214,081,537	67,087,425	88,144,732

Net realized and unrealized gain (loss)	444,542,142	344,019,791	196,788,082	97,545,029	94,644,912

Net increase (decrease) in net assets applicable to common shares from operations	$555,649,234	$450,755,056	$258,785,930	$128,034,633	$121,446,810

See Notes to Financial Statements

Statement of Changes in Net Assets

	NVG		NZF
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/24	Year Ended 10/31/23
OPERATIONS
Net investment income (loss)	$111,107,092	$113,266,658	$106,735,265	$99,542,560
Net realized gain (loss)	21,670,247	(64,101,331)	49,594,574	(73,224,640)
Net change in unrealized appreciation (depreciation)	422,871,895	(21,872,197)	294,425,217	(30,396,013)

Net increase (decrease) in net assets applicable to common shares from operations	555,649,234	27,293,130	450,755,056	(4,078,093)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(117,345,621)	(114,020,943)	(118,816,675)	(95,928,228)
Return of Capital	(46,959,837)	–	(31,517,069)	–

Total distributions	(164,305,458)	(114,020,943)	(150,333,744)	(95,928,228)

CAPITAL SHARE TRANSACTIONS

Common shares:

Fund Merger	–	–	–	391,798,148
Cost of shares repurchased and retired	-	-	-	(214,827)

Net increase (decrease) applicable to common shares from capital share transactions	–	–	–	391,583,321

Net increase (decrease) in net assets applicable to common shares	391,343,776	(86,727,813)	300,421,312	291,577,000

Net assets applicable to common shares at the beginning of the period	2,517,038,943	2,603,766,756	2,316,713,489	2,025,136,489

Net assets applicable to common shares at the end of the period	$2,908,382,719	$2,517,038,943	$2,617,134,801	$2,316,713,489

See Notes to Financial Statements

Statement of Changes in Net Assets  (continued)

	NMZ		NMCO
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/24	Year Ended 10/31/23
OPERATIONS
Net investment income (loss)	$61,997,848	$56,832,875	$30,489,604	$25,396,524
Net realized gain (loss)	(17,293,455)	(66,935,786)	30,457,604	(45,121,374)
Net change in unrealized appreciation (depreciation)	214,081,537	17,358,472	67,087,425	(5,984,512)

Net increase (decrease) in net assets applicable to common shares from operations	258,785,930	7,255,561	128,034,633	(25,709,362)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(63,599,238)	(60,518,649)	(29,926,147)	(33,420,741)
Return of Capital	(7,214,783)	(1,274,052)	(7,037,728)	(446,021)

Total distributions	(70,814,021)	(61,792,701)	(36,963,875)	(33,866,762)

CAPITAL SHARE TRANSACTIONS

Common shares:
Proceeds from shelf offering, net of offering costs	12,444,070	9,590,166	(8,194)	357,037
Reinvestments of distributions	160,070	111,408	–	–

Net increase (decrease) applicable to common shares from capital share transactions	12,604,140	9,701,574	(8,194)	357,037

Net increase (decrease) in net assets applicable to common shares	200,576,049	(44,835,566)	91,062,564	(59,219,087)

Net assets applicable to common shares at the beginning of the period	1,048,148,769	1,092,984,335	551,282,405	610,501,492

Net assets applicable to common shares at the end of the period	$1,248,724,818	$1,048,148,769	$642,344,969	$551,282,405

See Notes to Financial Statements

Statement of Changes in Net Assets  (continued)

	NDMO
	Year Ended 10/31/24	Year Ended 10/31/23
OPERATIONS
Net investment income (loss)	$26,801,898	$25,593,562
Net realized gain (loss)	6,500,180	(61,182,603)
Net change in unrealized appreciation (depreciation)	88,144,732	50,610,121

Net increase (decrease) in net assets applicable to common shares from operations	121,446,810	15,021,080

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(25,873,142)	(24,558,159)
Return of Capital	(18,441,144)	(23,182,895)

Total distributions	(44,314,286)	(47,741,054)

CAPITAL SHARE TRANSACTIONS
Common shares:

Proceeds from shelf offering, net of offering costs	(5,522)	–
Reinvestments of distributions	–	1,070,076

Net increase (decrease) applicable to common shares from capital share transactions	(5,522)	1,070,076

Net increase (decrease) in net assets applicable to common shares	77,127,002	(31,649,898)

Net assets applicable to common shares at the beginning of the period	583,504,166	615,154,064

Net assets applicable to common shares at the end of the period	$660,631,168	$583,504,166

See Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2024	NVG	NZF	NMZ	NMCO	NDMO

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$555,649,234	$450,755,056	$258,785,930	$128,034,633	$121,446,810
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,204,723,651)	(667,994,450)	(491,461,849)	(404,291,709)	(719,511,584)
Proceeds from sale and maturities of investments	1,290,727,500	860,546,025	518,929,357	492,035,919	725,979,428
Proceeds from (Purchase of) short-term investments, net	39,360,000	–	(8,660,000)	–	–
Taxes paid	–	–	(4,044)	–	–
Amortization (Accretion) of premiums and discounts, net	(20,318,681)	(25,465,105)	(10,780,110)	(10,595,124)	448,363
Amortization of deferred offering costs	581,984	241,225	194,509	250,812	126,455
(Increase) Decrease in:
Receivable for dividends	–	1,938	–	–	–
Receivable for interest	2,777,703	2,116,826	(3,831,383)	496,798	(1,503,570)
Receivable for investments sold	(1,811,954)	2,916,088	9,732,679	7,357,565	(1,090,960)
Receivable for sale of Vistra Vision	(41,477,281)	(92,762,965)	(46,047,209)	(52,688,526)	–
Other assets	820,377	546,632	147,989	9,214	68,988
Increase (Decrease) in:
Payable for interest	385,571	(266,345)	2,228,111	102,565	219,874
Payable for investments purchased - regular settlement	(22,489,707)	(13,425,500)	(4,882,000)	(16,563,720)	(4,921,254)
Payable for investments purchased - when-issued/delayed-delivery settlement	3,108,984	50,420,506	2,866,114	(4,790,065)	(14,039,293)
Payable for management fees	162,040	118,905	173,146	43,673	68,220
Payable for Vistra Vision sale transactions costs	997,225	2,230,270	1,107,098	1,266,773	–
Accrued custodian fees	26,139	(24,966)	7,430	8,104	6,103
Accrued investor relations fees	(73,430)	(66,118)	(14,707)	(7,116)	(1,997)
Accrued Trustees fees	(803,396)	(546,142)	(78,078)	(4,504)	(751)
Accrued professional fees	16,880	28,964	4,817	(4,986)	3,514
Accrued shareholder reporting expenses	921	(13,060)	8,987	10,840	10,432
Accrued shareholder servicing agent fees	(1,014)	(1,701)	(190)	(123)	(124)
Accrued shelf offering costs	–	–	–	(38,939)	29,592
Accrued other expenses	17,969	(582)	(715)	4,716	13,817
Net realized (gain) loss from investments	(21,670,247)	(76,296,138)	4,036,885	(45,621,810)	(6,500,180)
Net realized (gain) loss from paydowns	(109,530)	10,980	(398,148)	(427,913)	(455,134)
Net change in unrealized (appreciation) depreciation of investments	(422,871,895)	(294,425,217)	(214,081,537)	(67,087,425)	(88,144,732)
Net cash provided by (used in) operating activities	158,281,741	198,645,126	17,983,082	27,499,652	12,252,017
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	11,717,847	163,043,764	59,697,921	85,734,222	8,800,000
(Repayments) of borrowings	(11,717,847)	(163,043,764)	(59,697,921)	(85,734,222)	(8,800,000)
Proceeds from floating rate obligations	6,535,000	93,085,000	90,184,000	16,000,000	27,485,000
(Repayments of) floating rate obligations	(10,135,000)	(93,671,000)	(43,810,000)	–	–
(Repayments for) MFP Shares redeemed, at liquidation preference	–	–	–	(35,000,000)	–
Proceeds from shelf offering	(27,869)	–	12,591,883	111,121	202,436
Increase (Decrease) in:
Cash overdraft	–	–	(5,699,306)	7,199,969	3,363,472
Cash distributions paid to common shareholders	(156,980,844)	(143,696,467)	(68,113,782)	(35,810,742)	(44,284,377)

Net cash provided by (used in) financing activities	(160,608,713)	(144,282,467)	(14,847,205)	(47,499,652)	(13,233,469)
Net increase (decrease) in Cash	(2,326,972)	54,362,659	3,135,877	(20,000,000)	(981,452)
Cash at the beginning of period	6,922,191	11,160,687	–	20,000,000	981,452

Cash at the end of period	$4,595,219	$65,523,346	$3,135,877	$–	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NVG	NZF	NMZ	NMCO	NDMO

Cash paid for interest	$71,661,302	$73,370,564	$30,455,861	$18,625,984	$10,788,811

Non-cash financing activities not included herein consists of reinvestments of common share distributions	–	–	160,070	–	–

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period
NVG
10/31/24	$11.79	$0.52	$2.08	$2.60	$(0.55)	$–	$(0.22)	$(0.77)	$–	$13.62	$12.79
10/31/23	12.19	0.53	(0.40)	0.13	(0.53)	–	–	(0.53)	–	11.79	10.03
10/31/22	17.28	0.73	(5.01)	(4.28)	(0.78)	(0.03)	–	(0.81)	–	12.19	11.03
10/31/21	16.76	0.82	0.60	1.42	(0.81)	(0.09)	–	(0.90)	–	17.28	17.29
10/31/20	17.17	0.82	(0.41)	0.41	(0.79)	(0.03)	–	(0.82)	–	16.76	15.62
NZF
10/31/24	11.96	0.55	1.78	2.33	(0.62)	–	(0.16)	(0.78)	–	13.51	12.69
10/31/23	12.24	0.55	(0.30)	0.25	(0.53)	–	–	(0.53)	–(d)	11.96	10.10
10/31/22	16.98	0.71	(4.72)	(4.01)	(0.73)	–	–	(0.73)	–	12.24	10.83
10/31/21	15.96	0.78	1.03	1.81	(0.79)	–	–	(0.79)	–	16.98	16.73
10/31/20	16.63	0.80	(0.71)	0.09	(0.76)	–	–	(0.76)	–	15.96	14.74

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

22.15%	35.73%	$2,908,383	3.97%	3.80%	25%
0.70	(4.77)	2,517,039	3.85	4.00	17
(25.56)	(32.54)	2,603,767	2.16	4.83	19
8.54	16.65	3,687,336	1.52	4.70	12
2.53	0.06	3,576,356	1.98	4.89	15

19.50	33.80	2,617,135	3.88	4.03	16
1.62	(2.35)	2,316,713	3.87	4.14	26
(24.20)	(31.77)	2,025,136	2.20	4.78	61
11.45	19.05	2,414,104	1.61	4.60	15
0.58	(3.34)	2,267,965	2.04	4.95	21

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NVG	NZF
10/31/24	2.89%	2.82%
10/31/23	2.78	2.79
10/31/22	1.10	1.14
10/31/21	0.52	0.62
10/31/20	0.97	1.01

(d)	Value rounded to zero.

See Notes to Financial Statements.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NMZ
10/31/24	$9.48	$0.56	$1.79	$2.35	$(0.57)	$–	$(0.07)	$(0.64)	$–(d)	$–(d)	$11.19	$11.15
10/31/23	9.97	0.51	(0.44)	0.07	(0.55)	–	(0.01)	(0.56)	–	–(d)	9.48	8.37
10/31/22	14.53	0.70	(4.53)	(3.83)	(0.75)	–	–	(0.75)	–(d)	0.02	9.97	9.85
10/31/21	13.22	0.72	1.30	2.02	(0.77)	–	–	(0.77)	–(d)	0.06	14.53	14.71
10/31/20	14.04	0.70	(0.82)	(0.12)	(0.73)	–	–	(0.73)	–(d)	0.03	13.22	13.22
NMCO
10/31/24	10.06	0.56	1.77	2.33	(0.54)	–	(0.13)	(0.67)	–(d)	–	11.72	11.10
10/31/23	11.15	0.46	(0.93)	(0.47)	(0.61)	–	(0.01)	(0.62)	–(d)	–(d)	10.06	8.67
10/31/22	15.47	0.78	(4.36)	(3.58)	(0.74)	–	–	(0.74)	–(d)	–(d)	11.15	10.39
10/31/21	12.81	0.82	2.58	3.40	(0.74)	–	–	(0.74)	–	–(d)	15.47	15.04
10/31/20	15.08	0.71	(2.25)	(1.54)	(0.73)	–	–	(0.73)	–	–	12.81	11.68

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

24.79%	41.44%	$1,248,725	3.81%	5.01%	25%
0.13	(10.28)	1,048,149	3.75	4.74	27
(27.13)	(28.88)	1,092,984	2.05	5.61	30
15.80	17.32	1,404,752	1.43	5.13	6
(0.49)	(1.84)	1,097,418	1.68	5.19	10

23.33	36.29	642,345	4.74	4.76	38
(4.85)	(11.69)	551,282	4.78	3.96	34
(23.88)	(26.91)	610,501	2.74	5.69	30
26.91	35.55	824,271	2.18	5.52	12
(10.33)	(19.78)	682,510	2.41	5.24	70

(c)

• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NMZ	NMCO
10/31/24	2.65%	3.11%
10/31/23	2.59	3.12
10/31/22	0.93	1.21
10/31/21	0.36	0.72
10/31/20	0.66	0.10

(d)	Value rounded to zero.

See Notes to Financial Statements.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NDMO
10/31/24	$9.80	$0.45	$1.58	$2.03	$(0.43)	$ –	$(0.31)	$(0.74)	$–(d)	$ –	$11.09	$10.72
10/31/23	10.34	0.43	(0.17)	0.26	(0.41)	–	(0.39)	(0.80)	–	–	9.80	9.12
10/31/22	15.60	0.51	(4.85)	(4.34)	(0.50)	–	(0.42)	(0.92)	–	–	10.34	9.43
10/31/21	14.92	0.49	1.10	1.59	(0.50)	(0.31)	(0.11)	(0.92)	–	0.01	15.60	15.64
10/31/20(e)	15.00	0.03	(0.03)	–	(0.08)	–	–	(0.08)	–	–	14.92	15.00

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

20.99%	26.01%	$660,631	2.99%	4.08%	81%
1.96	4.45	583,504	2.76	3.97	79
(28.77)	(35.09)	615,154	2.07	3.78	61
10.77	10.47	913,547	1.55	3.02	63
(0.02)	0.51	846,790	0.89 (f)	1.06 (f)	4

(c)

• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NDMO

10/31/24	1.68%
10/31/23	1.54
10/31/22	0.75
10/31/21	0.33
10/31/20	0.03

(d)	Value rounded to zero.
(e)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
(f)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		MFP Shares		VRDP Shares

		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)(a)	Share(b)	(000)(a)	Share(b),(c)	(000)(a)	Share(b)	Preference(d)
NVG
10/31/24	$ –	$ –	$517,400	$265,814	$1,236,600	$265,814	$2.66
10/31/23	–	–	517,400	243,503	1,236,600	243,503	2.44
10/31/22	–	–	610,900	240,935	1,236,600	240,935	2.41
10/31/21	112,000	291,153	405,400	291,153	1,411,600	291,153	2.91
10/31/20	112,000	285,399	405,400	285,399	1,411,600	285,399	2.85
NZF
10/31/24	–	–	641,000	298,569	677,000	298,569	2.99
10/31/23	–	–	641,000	275,775	677,000	275,775	2.76
10/31/22	–	–	641,000	243,831	727,000	243,831	2.44
10/31/21	–	–	641,000	276,470	727,000	276,470	2.76
10/31/20	–	–	641,000	265,787	727,000	265,787	2.66

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(c)

NVG’s Series B and Series C MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B and Series C MFP Shares were as follows:

NVG	Asset Coverage Per $1,000 Share(e)
Series B
10/31/24	$2,658
10/31/23	2,435
10/31/22	2,409
10/31/21	2,912
10/31/20	2,854
Series C
10/31/24	$2,658
10/31/23	2,435
10/31/22	2,409
10/31/21	–
10/31/20	–

(d)	Includes all preferred shares presented for the Fund.

(e)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		AMTP Shares		MFP Shares

				Asset		Asset
	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage
	Amount	Coverage	Amount	Per	Amount	Per
	Outstanding	Per $1,000	Outstanding	$100,000	Outstanding	$100,000
	(000)(a)	Share(b)	(000)(a)	Share(c)	(000)(a)	Share(c)
NMZ
10/31/24	$–	$–	$357,000	$449,783	$–	$–
10/31/23	–	–	357,000	393,599	–	–
10/31/22	–	–	357,000	406,158	–	–
10/31/21	–	–	257,000	646,596	–	–
10/31/20	–	–	87,000	1,361,400	–	–
NMCO
10/31/24	–	–	–	–	415,000	254,782
10/31/23	–	–	–	–	430,000	228,205
10/31/22	–	–	–	–	450,000	237,489
10/31/21	–	–	–	–	450,000	283,171
10/31/20	–	–	–	–	450,000	251,669
NDMO
10/31/24	–	–	–	–	240,000	375,263
10/31/23	–	–	–	–	240,000	343,127
10/31/22	–	–	–	–	240,000	356,314
10/31/21	191,900	5,761	–	–	–	–
10/31/20(d)	–	–	–	–	–	–

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(c)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(d)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.

Notes to Financial Statements

1.  General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)

•	Nuveen Municipal Credit Income Fund (NZF)

•	Nuveen Municipal High Income Opportunity Fund (NMZ)

•	Nuveen Municipal Credit Opportunities Fund (NMCO)

•	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NVG, NZF, NMZ, NMCO and NDMO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003, April 18, 2019 and November 4, 2019, respectively.

Current Fiscal Period: The end of the reporting period for the Funds is October 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2024 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Mergers: Effective prior to the opening of business on April 17, 2023, Nuveen Ohio Quality Municipal Income Fund (NUO) and Nuveen Georgia Quality Municipal Income Fund (NKG) (the “Target Funds”) were each merged into NZF (the “Acquiring Fund”) (each a “Merger”). With respect to each Merger of a Target Fund with and into the Acquiring Fund, the separate legal existence of the Target Fund ceased for all purposes and the Acquiring Fund succeeded to all the assets and assumed all the liabilities of the Target Fund. Shares of the Target Fund were converted into newly issued shares of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Developments Regarding the Fund’s Control Share By-Law: On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Trustees (the “Board”) amended the Fund’s by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NVG	$62,323

NZF	8,758

NMZ	44,136

NMCO	19,550

NDMO	18,245

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.

New Accounting Pronouncement: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management has assessed the new guidance and determined that it will not have a material impact on the financial positions or results of operations of the Funds.

Notes to Financial Statements  (continued)

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NVG	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$4,738,727,415	$23,131	$4,738,750,546
Variable Rate Senior Loan Interests	-	-	359,835	359,835

Total	$-	$4,738,727,415	$382,966	$4,739,110,381

NZF	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$4,168,425,439	$6,496	$4,168,431,935
Variable Rate Senior Loan Interests	-	-	243,974	243,974

Total	$-	$4,168,425,439	$250,470	$4,168,675,909

NMZ	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$-	$-	$ -*	$-
Municipal Bonds	-	1,976,304,590	6,486	1,976,311,076
Variable Rate Senior Loan Interests	-	-	60,423	60,423
Short-Term Investments:
Municipal Bonds	-	8,660,000	-	8,660,000

Total	$-	$1,984,964,590	$66,909	$1,985,031,499

NMCO	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$1,036,461,418	$32,773	$1,036,494,191
Variable Rate Senior Loan Interests	-	-	32	32

Total	$-	$1,036,461,418	$32,805	$1,036,494,223

NDMO	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Corporate Bonds	$-	$9,570,239	$445,219	$10,015,458
Municipal Bonds	-	900,893,498	140	900,893,638
Variable Rate Senior Loan Interests	-	-	13	13
Short-Term Investments:
Municipal Bonds	-	9,000,000	-	9,000,000

Total	$-	$919,463,737	$445,372	$919,909,109

*	Value equals zero as of the end of the reporting period.

The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described later in these Notes to Financial Statements. The Funds, where applicable, have a receivable for the sale of their interest in Vistra Vision, which is not reflected in the tables above. The carrying value of this receivable approximates fair value. The “Receivable for sale of Vistra Vision interest” is generally classified as Level 2 and further described in these Notes to Financial Statements.

4. Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in

Notes to Financial Statements  (continued)

“Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NVG	$206,940,000	$8,160,000	$215,100,000

NZF	374,120,000	11,080,000	385,200,000

NMZ	453,075,000	11,290,000	464,365,000

NMCO	35,960,000	–	35,960,000

NDMO	28,135,000	–	28,135,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NVG	$205,726,164	3.92%

NZF	378,943,951	4.01

NMZ	426,466,405	3.98

NMCO	24,875,849	3.52

NDMO	13,225,918	3.87

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NVG	$204,880,000	$–	$204,880,000

NZF	368,475,000	11,080,000	379,555,000

NMZ	453,075,000	11,290,000	464,365,000

NMCO	35,960,000	–	35,960,000

NDMO	28,135,000	–	28,135,000

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales

NVG	$1,204,723,651	$–	$1,290,727,500	$–

NZF	667,994,450	–	860,546,025	–

NMZ	491,461,849	–	518,929,357	–

NMCO	404,291,709	–	492,035,919	–

NDMO	678,614,435	40,897,148	686,488,842	39,490,586

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Sale of Vistra Vision interests: On September 18, 2024, Vistra Corp. (“Vistra”) and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its interest in Vistra Vision, the Funds will receive proceeds from the sale over a series of payments from Vistra through December 31, 2026. The resulting receivables have been discounted using an effective interest rate of 6.18%. The receivable, net of discount, and related transaction costs are recognized as “Receivable for sale of Vistra Vision interest” and “Payable for Vistra Vision sale transactions costs,” respectively, on the Statement of Assets and Liabilities.

5. Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Total Return Swap Contracts: During the current fiscal period, NZF, NMZ and NMCO used total return swaps to help manage the equity risk of the portfolio’s Vistra Vision exposure.

In a total return swap, one party agrees to pay the other the total return of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund entered into a total return swap involving an underlying index or basket of securities to create exposure to a number of securities in a single trade. An index total return swap can be used by the Fund to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Notes to Financial Statements  (continued)

Total return swap contracts are valued daily. Changes in the value of a total return swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, where applicable.

For over-the-counter (“OTC”) swaps, the daily change in market value of the swap contract, along with any daily interest accrued, are recognized as components of “Unrealized appreciation or depreciation on total return swaps” on the Statement of Assets and Liabilities, where applicable.

As of the end of the reporting period, the Funds did not hold total return swaps.

The average notional amount of Total Return swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Swap Contracts Outstanding*
NZF	$–
NMZ	–
NMCO	–

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not hold any open swap contracts at the end of any fiscal quarter within the current fiscal period.

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NZF
Swap contracts	Equity	$(26,701,564)	$–

NMZ
Swap contracts	Equity	(13,256,570)	–

NMCO
Swap contracts	Equity	(15,164,206)	–

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.  Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during current and prior fiscal periods.

Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NVG
	Year Ended 10/31/24	Year Ended 10/31/23

Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	–	–
Offering proceeds, net of offering costs	$–	$–

	NMZ
	Year Ended 10/31/24	Year Ended 10/31/23

Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	1,078,509	904,034
Offering proceeds, net of offering costs	$12,444,070	$9,590,166

	NMCO
	Year Ended 10/31/24	Year Ended 10/31/23

Maximum aggregate offering	70,100,000*	90,000,000
Common shares sold	–	30,416
Offering proceeds, net of offering costs	$(8,194)	$357,037

	NDMO
	Year Ended 10/31/24	Year Ended 10/31/23

Maximum aggregate offering	363,900,000**	250,000,000
Common shares sold	–	–
Offering proceeds, net of offering costs	$(5,522)	$–

* For the period October 3, 2024 through October 31, 2024. For the period November 1, 2023 through October 2, 2024 the maximum aggregate offering was 90,000,000.

** For the period August 26, 2024 through October 31, 2024. For the period November 1, 2023 through August 25, 2024 the maximum aggregate offering was 250,000,000.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NZF		NMZ
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/24	Year Ended 10/31/23

Common Shares:
Issued in the Merger	–	28,358,649	–	–
Sold through shelf offering	–	–	1,078,509	904,034
Issued to shareholders due to reinvestment of distributions	–	–	13,799	10,000
Repurchased and retired	–	(20,000)	–	–

Total	–	28,338,649	1,092,308	914,034

Weighted average common share:
Price per share repurchased and retired	–	10.72	–	–
Discount per share repurchased and retired	–%	(17.50)%	–%	–%
Premium to NAV per shelf offering common share sold	–	–	1.23%	1.23%

	NMCO		NDMO
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/24	Year Ended 10/31/23

Common Shares:
Sold through shelf offering	–	30,416	–	–
Issued to shareholders due to reinvestment of distributions	–	–	–	96,978

Total	–	30,416	–	96,978

Notes to Financial Statements  (continued)

	NMCO		NDMO
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/24	Year Ended 10/31/23

Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	1.12%	–%	–%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares: NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NMZ had $356,590,206 AMTP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NMZ	2028	870	$87,000,000
	2031	1,700	$170,000,000
	2032	1,000	$100,000,000

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018
	360-day	2031	April 1, 2031*	April 17, 2023
	360-day	2032	June 1, 2032*	June 8, 2023

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate

NMZ	$357,000,000	4.37%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares: NVG, NZF, NMCO and NDMO have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000

($1,000 for NVG’s Series B and Series C) liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

• Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

• Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.

• Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NVG, NZF, NMCO and NDMO had $515,843,825, $640,156,188, $414,282,155 and $239,656,065 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Notes to Financial Statements  (continued)

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NVG	A	674	$67,400,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	$200,000,000	March 1, 2029	VRRM	March 1, 2029
	C	250,000	$250,000,000	December 1, 2031	VRRM	December 1, 2031
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	April 30, 2025
	B	1,550	$155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	$336,000,000	June 1, 2048	VRM	N/A
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A
	B	2,050	$205,000,000	October 1, 2031	VRM	N/A
	C	1,100	$110,000,000	October 1, 2031	VRM	May 16, 2025
NDMO	A	2,400	$240,000,000	September 1, 2032	VRM	September 1, 2032

* Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate

NVG	$ 517,400,000	4.00%

NZF	641,000,000	4.35

NMCO	415,478,142	4.27

NDMO	240,000,000	4.37

Variable Rate Demand Preferred Shares: The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NVG and NZF had $1,234,066,235 and $673,758,532 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Special Rate Period Expiration	Maturity
NVG	1	1,790	0.10%	$179,000,000	N/A	December 1, 2043
	2	2,954	0.10%	$295,400,000	N/A	December 1, 2040
	4	1,800	0.10%	$180,000,000	N/A	June 1, 2046
	5	2,955	0.10%	$295,500,000	N/A	December 1, 2040
	6	2,867	0.10%	$286,700,000	N/A	December 1, 2040
NZF	1	2,688	N/A **	$268,800,000	March 1, 2040***	March 1, 2040
	2	2,622	N/A **	$262,200,000	March 1, 2040***	March 1, 2040
	3	1,460	0.05%	$146,000,000	N/A	June 1, 2040

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
***	Subject to earlier termination by either the Fund or the holder.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period. The fair value of Special Rate VRDP Shares is expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate

NVG	$1,236,600,000	3.50%

NZF	677,000,000	4.35

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions: Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2024
NMCO	Series	Shares	Amount
MFP Shares redeemed	C	(350)	(35,000,000)

	Year Ended October 31, 2023
NVG	Series	Shares	Amount
MFP Shares redeemed	A	(935)	$(93,500,000)

	Year Ended October 31, 2023
NMCO	Series	Shares	Amount
MFP Shares noticed for redemption	B	(200)	$(20,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2023
NZF	Series	Shares	Amount

Notes to Financial Statements  (continued)

VRDP Shares redeemed	3	(500)	$(50,000,000)

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NVG, the AMT applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distressed PIK bond adjustments, investments in partnerships, nondeductible expenses, paydowns, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NVG	$4,542,649,435	$154,054,355	$(164,533,322)	$(10,478,967)

NZF	3,604,853,322	191,730,640	(2,027,794)	189,702,846

NMZ	1,565,707,804	61,217,905	(94,969,185)	(33,751,280)

NMCO	1,035,180,070	38,924,456	(73,570,303)	(34,645,847)

NDMO	907,649,365	20,217,773	(36,093,029)	(15,875,256)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NVG	$–	$86,944	$–	$(10,478,967)	$(105,834,118)	$–	$(16,868,267)	$(133,094,408)

NZF	–	229,058	–	189,702,846	(292,437,405)	–	(15,401,460)	(117,906,961)

NMZ	–	256,873	–	(33,751,280)	(169,395,522)	–	(7,297,504)	(210,187,433)

NMCO	–	411,394	–	(34,645,847)	(130,850,406)	–	(3,777,675)	(168,862,534)

NDMO	–	681,310	–	(15,875,256)	(142,506,180)	–	(3,715,763)	(161,415,889)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2024 and paid on November 1, 2024.

The tax character of distributions paid was as follows:

	10/31/24				10/31/23

Fund	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital

NVG	$116,949,525	$396,096	$–	$46,959,837	$112,795,656	$1,225,287	$–	$–

NZF	118,179,883	636,792	–	31,517,069	95,870,629	57,599	–	–

NMZ	62,511,457	1,087,781	–	7,214,783	56,448,218	4,070,431	–	1,274,052

NMCO	29,118,420	807,727	–	7,037,728	31,918,490	1,502,251	–	446,021

NDMO	23,125,692	2,747,450	–	18,441,144	21,509,992	3,048,167	–	23,182,895

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NVG[1]	$1,531,766	$104,302,352	$105,834,118

NZF[1]	172,160,901	120,276,504	292,437,405

NMZ	43,533,176	125,862,346	169,395,522

NMCO	84,341,090	46,509,316	130,850,406

NDMO	56,405,135	86,101,045	142,506,180

[1]	A portion of NVG’s and NZF’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized

NVG	$–

NZF	2,216,939

NMZ	–

NMCO	4,577,756

NDMO	6,818,650

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NVG NZF Fund-Level Fee Rate	NMZ Fund-Level Fee Rate	NMCO Fund-Level Fee Rate	NDMO Fund-Level Fee Rate
For the first $125 million	0.5000%	0.5500%	0.7500%	0.7000%
For the next $125 million	0.4875	0.5375	0.7375	0.6875
For the next $250 million	0.4750	0.5250	0.7250	0.6750
For the next $500 million	0.4625	0.5125	0.7125	0.6625
For the next $1 billion	0.4500	0.5000	0.7000	0.6500
For the next $3 billion	0.4250	0.4750	0.6750	0.6250
For managed assets over $5 billion	0.4125	0.4625	0.6625	0.6125

Notes to Financial Statements  (continued)

For the period November 1, 2023 through April 30, 2024, the annual complex-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Effective May 1, 2024, the annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee

For the first $124.3 billion	0.1600%

For the next $75.7 billion	0.1350

For the next $200 billion	0.1325

For eligible assets over $400 billion	0.1300
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of October 31, 2024, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NVG	0.1572%

NZF	0.1572%

NMZ	0.1572%

NMCO	0.1572%

NDMO	0.1572%

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

NVG	$–	$–	$–

NZF	–	–	–

NMZ	11,305,607	23,420,869	(3,543,701)

NMCO	1,591,017	12,287,187	98,746

NDMO	–	–	–

9.	Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments other then those disclosed in the Notes to Financial Statements, when applicable.

From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10. Borrowing Arrangements

Committed Line of Credit: The Funds, along with certain funds managed by the Advisor and by an affiliate of the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2025 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance

NVG	$7,038,978

NZF	53,200,000

NMZ	42,700,000

NMCO	27,700,000

NDMO	8,800,000

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on Borrowings were as follows:

Notes to Financial Statements  (continued)

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NVG	4	$6,448,951	6.41%

NZF	86	16,553,301	6.46

NMZ	26	16,580,196	6.51

NMCO	61	9,478,740	6.37

NDMO	6	8,800,000	6.53

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

11. Inter-Fund Borrowing and Lending

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under

Shareholder Update  (continued)

such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (for defensive purposes only). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update  (continued)

NUVEEN MUNICIPAL CREDIT INCOME FUND (NZF)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

Shareholder Update  (continued)

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

Investment Objectives

The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•

The Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

Shareholder Update  (continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update  (continued)

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)

Investment Objectives

The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax. The Fund’s secondary investment objective is to seek total return.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular U.S. federal income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund may invest without limit in high yielding, low- to medium-quality municipal securities (low- to medium-quality municipal securities are municipal securities rated Baa/BBB or lower) rated by at least one nationally recognized statistical rating organization (“NRSRO”) at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.

•

The Fund may invest no more than 30% of its Managed Assets in municipal securities that, at the time of investment, either are rated CCC+/ Caa1 or lower, or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.

•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular U.S. federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position,

Shareholder Update  (continued)

allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities and may invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment).The Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing), or a combination of both. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)

Investment Objective

The Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund may invest in municipal securities of any credit quality and without limit in below investment grade municipal securities (municipal securities rated BB+/Ba1 or lower) rated by at least one nationally recognized statistical rating organization (“NRSRO”) at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.

•	The Fund may invest up to 20% of its Managed Assets in taxable debt obligations, including taxable municipal securities and corporate debt securities.

•

The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings. This policy does not apply in connection with any workout of an issuer of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental investment policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests its assets in a portfolio of municipal securities of any credit quality and maturity. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Shareholder Update  (continued)

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest (or sell) include those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.

In addition to credit default swaps, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities, to attempt to manage the effective maturity or duration of securities in the Fund’s portfolio or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities and may invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment). The Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest (“Preferred Shares”), the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investments in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update  (continued)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NVG	NZF	NMZ	NMCO	NDMO

Portfolio Level Risks

Alternative Minimum Tax Risk	-	X	X	X	X

Below Investment Grade Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X

Debt Securities Risk	-	-	-	-	X

Direct Lending Risk	X	X	X	X	X

Distressed or Defaulted Securities Risk	X	X	X	X	X

Deflation Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Duration Risk	X	X	X	X	X

Economic Sector Risk	X	X	X	X	X

Financial Futures and Options Risk	X	X	X	X	X

Floating and Variable Rate Securities Risk	X	X	X	X	X

Hedging Risk	X	X	X	X	X

Illiquid Investments Risk	X	X	X	X	X

Income Risk	X	X	X	X	X

Inflation Risk	X	X	X	X	X

Insurance Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Inverse Floating Rate Securities Risk	X	X	X	X	X

Municipal Securities Risk	X	X	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X	X	X

Municipal Securities Market Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X	X	X

Swap Transactions Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Taxability Risk	X	X	X	X	X

Tobacco Settlement Bond Risk	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

When-Issued and Delayed Delivery Transactions Risk	X	X	X	X	X

Zero Coupon Bonds Risk	X	X	X	X	X

Risk	NVG	NZF	NMZ	NMCO	NDMO

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Economic and Political Events Risk	X	X	X	X	X

Fund Tax Risk	X	X	X	X	X

Global Economic Risk	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Limited Term and Tender Offer Risks	-	-	-	X	X

Market Discount from Net Asset Value	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	X

Shareholder Update  (continued)

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Direct Lending Risk. The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability successfully use derivative instruments.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise

Shareholder Update  (continued)

cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation, including PROMESA that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund.

Shareholder Update  (continued)

Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts, interest rate swaps, and MMD Rate Locks. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, and the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such

Shareholder Update  (continued)

as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions, composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Limited Term and Tender Offer Risks. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.

A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and while the Fed has recently lowered the federal funds rates, it has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as

Shareholder Update  (continued)

agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal Credit Income Fund (NZF)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	40.37%	39.49%	39.68%	41.25%	28.87%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	4.31%	4.38%	4.17%	4.47%	4.36%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.74%	1.73%	1.66%	1.84%	1.26%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(19.69)%	(19.39)%	(19.32)%	(20.16)%	(15.83)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.30)%	(11.13)%	(11.03)%	(11.65)%	(8.80)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.92)%	(2.86)%	(2.74)%	(3.14)%	(1.77)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.47%	5.40%	5.55%	5.37%	5.26%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.85%	13.67%	13.83%	13.89%	12.29%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update  (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

Fractional Shares

The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will either (a) continue to hold your Common Shares in book-entry form, or (b) transfer a whole number of Common Shares to an intermediary of your choosing, in either case disbursing to the investor an amount of cash equal to the value of any such fractional shares valued at the then-current market value of the Fund’s Common Shares at the time of termination, less any applicable fees.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund and the Nuveen Dynamic Opportunities Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On February 24, 2022, the Board of the Funds suspended the Control-Share By-Law provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated By-Laws to eliminate the Control Share By-Law provision in its entirety. Other than the elimination of the Control Share By-Law provisions, the Amended and Restated By-Laws are identical to the previously adopted by-laws.

Principal Risks

The following risk factor was added as a principal risk to the Funds:

Direct Lending Risk. The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the

Shareholder Update  (continued)

below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

The following principal risk was consolidated into a single risk factor entitled, “Leverage Risk,” and is therefore no longer included as a stand-alone principal risk of Nuveen Dynamic Municipal Credit Opportunities Fund (NDMO):

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED OCTOBER 31, 2024

The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2024.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NMZ	NMCO	NDMO

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NMZ	NMCO	NDMO

Management Fees	1.05%	1.49%	1.16%

Interest and Other Related Expenses (2)	2.65%	3.11%	1.68%

Other Expenses (3)	0.11%	0.14%	0.14%
Total Annual Expenses	3.81%	4.74%	2.99%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2024.
(2)

Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended October 31, 2024. The types of leverage used by the Fund during the fiscal year ended October 31, 2024 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Shareholder Update  (continued)

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Example (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NMZ	$48	$125	$204	$410
NMCO	$57	$151	$246	$485
NDMO	$40	$102	$166	$338

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

NMZ

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2024	$11.82	$10.72	$11.66	$11.73	1.37%	(8.61)%

July 2024	$10.87	$10.10	$11.53	$11.08	(5.72)%	(8.89)%

April 2024	$10.62	$9.92	$11.36	$11.03	(6.51)%	(10.06)%

January 2024	$10.05	$8.55	$11.04	$9.51	(8.97)%	(10.09)%

October 2023	$10.59	$8.33	$10.93	$9.49	(3.11)%	(12.22)%

July 2023	$10.81	$10.07	$11.09	$10.79	(2.52)%	(6.67)%

April 2023	$11.13	$10.20	$11.63	$10.83	(4.30)%	(5.82)%

January 2023	$11.23	$9.80	$11.15	$10.02	0.72%	(2.20)%

NMCO

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2024	$12.14	$10.96	$12.29	$11.70	(1.22)%	(6.32)%

July 2024	$11.20	$10.25	$12.18	$11.51	(8.05)%	(10.95)%

April 2024	$10.69	$10.08	$11.82	$11.54	(9.56)%	(12.65)%

January 2024	$10.27	$8.87	$11.39	$10.07	(9.83)%	(11.92)%

October 2023	$11.54	$8.62	$11.61	$10.07	(0.60)%	(14.40)%

July 2023	$11.43	$10.74	$11.72	$11.66	(2.47)%	(7.89)%

April 2023	$12.41	$10.83	$12.37	$11.80	0.32%	(8.22)%

January 2023	$12.49	$10.47	$12.40	$11.19	0.73%	(6.43)%

NDMO

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2024	$11.39	$10.62	$11.44	$11.07	(0.44)%	(4.07)%

July 2024	$11.05	$10.65	$10.95	$11.17	0.91%	(4.66)%

April 2024	$11.13	$10.44	$11.13	$11.03	0.00%	(5.35)%

January 2024	$10.36	$9.49	$11.09	$9.83	(6.58)%	(3.46)%

October 2023	$10.96	$9.08	$10.87	$9.79	0.83%	(7.25)%

July 2023	$11.01	$10.03	$10.90	$10.98	1.01%	(8.65)%

April 2023	$12.22	$10.41	$11.28	$11.04	8.33%	(5.71)%

January 2023	$11.37	$9.66	$11.33	$10.39	0.35%	(7.03)%

Shareholder Update  (continued)

The following table shows, as of October 31, 2024 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

October 31, 2024	NMZ	NMCO	NDMO

NAV per Common Share	$11.19	$11.72	$11.09

Market Price	$11.15	$11.10	$10.72

Percentage of Premium/(Discount) to NAV per Common Share	(0.36)%	(5.29)%	(3.34)%

Net Assets Attributable to Common Shares	$ 1,248,724,818	$ 642,344,969	$ 660,631,168

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

SENIOR SECURITIES

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2024 through 2015 has been audited by KPMG LLP, independent registered public accounting firm. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

NMZ

	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)
2024	$ 357,000	$ 449,783	$ 0	$ 0
2023	$ 357,000	$ 393,599	$ 0	$ 0
2022	$ 357,000	$ 406,158	$ 0	$ 0
2021	$ 257,000	$ 646,596	$ 0	$ 0
2020	$ 87,000	$ 1,361,400	$ 0	$ 0
2019	$ 87,000	$ 1,213,872	$ 0	$ 0
2018	$ 87,000	$ 1,040,734	$ 0	$ 0
2017	$ 0	$ 0	$ 87,000	$ 1,081,317
2016	$ 0	$ 0	$ 87,000	$ 1,006,411
2015	$ 0	$ 0	$ 87,000	$ 886,333

(1)

Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

NMCO

MuniFund Preferred (MFP) Shares at the End of Period

Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)

2024	$ 415,000	$ 254,782

2023	$ 430,000	$ 228,205

2022	$ 450,000	$ 237,489

2021	$ 450,000	$ 283,171

2020	$ 450,000	$ 251,699

2019 (3)	$ 0	$ 0

(1)

Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(3)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

NDMO

	Borrowings Outstanding at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period

Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (3)

2024	$ 0	$ 0	$ 240,000	$ 375,263
2023	$ 0	$ 0	$ 240,000	$ 343,127
2022	$ 0	$ 0	$ 240,000	$ 356,314
2021	$ 191,900	$ 5,761	$ 0	$ 0
2020 (4)	$ 0	$ 0	$ 0	$ 0

(1)

Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(3)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(4)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NVG	$–

NZF	–

NMZ	–

NMCO	–

NDMO	–

Dividends Received Deduction (DRD) 1

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

NVG	97.1%

NZF	80.9

NMZ	24.0

NMCO	30.3

NDMO	–

1 Exempt Interest Dividends are not DRD eligible.

Qualified Dividend Income (QDI) 1

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

NVG	97.1%

NZF	80.9

NMZ	24.0

NMCO	30.3

NDMO	–

1 Exempt Interest Dividends are not QDI eligible.

Shareholder Meeting Report

(Unaudited)

The annual meeting of shareholders for NVG, NZF, NMZ, and NDMO was held on August 8, 2024 and NMCO was held on April 12, 2024; at this meeting the shareholders were asked to elect Board Members.

The vote totals for NVG, NZF, NMZ, NMCO, and NDMO are set forth below:

	NVG		NZF		NMZ

	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

Approval of the Board Members was reached as follows:

Joanne T. Medero
For	153,257,665	–	138,808,487	–	75,160,203	–
Withhold	9,073,851	–	15,032,682	–	3,337,156	–

Total	162,331,516	–	153,841,169	–	78,497,359	–

Loren M. Starr
For	153,297,086	–	139,285,173	–	75,280,729	–
Withhold	9,034,430	–	14,555,996	–	3,216,630	–

Total	162,331,516	–	153,841,169	–	78,497,359	–

Matthew Thornton III
For	153,127,939	–	138,865,039	–	75,463,984	–
Withhold	9,203,577	–	14,976,130	–	3,033,375	–

Total	162,331,516	–	153,841,169	–	78,497,359	–

Albin F. Moschner
For	–	459,239	–	13,180	–	3,570
Withhold	–	–	–	–	–	–

Total	–	459,239	–	13,180	–	3,570

Margaret L. Wolff
For	–	459,239	–	13,180	–	3,570
Withhold	–	–	–	–	–	–

Total	–	459,239	–	13,180	–	3,570

(continued)

	NMCO		NDMO

	Common and Preferred shares voting togetheras a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

Approval of the Board Members was reached as follows:

Joanne T. Medero
For	42,494,739	–	46,496,943	–
Withhold	1,626,160	–	942,720	–

Total	44,120,899	–	47,439,663	–

Loren M. Starr
For	42,600,135	–	46,392,998	–
Withhold	1,520,764	–	1,046,665	–

Total	44,120,899	–	47,439,663	–

Matthew Thornton III
For	42,738,824	–	45,784,436	–
Withhold	1,382,075	–	1,655,227	–

Total	44,120,899	–	47,439,663	–

Albin F. Moschner
For	–	4,150	–	2,400
Withhold	–	–	–	–

Total	–	4,150	–	2,400

Margaret L. Wolff
For	–	4,150	–	2,400
Withhold	–	–	–	–

Total	–	4,150	–	2,400

Additional Fund Information

(Unaudited)

Board of Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ	NMCO	NDMO

Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	211

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	211

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	216

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	216

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	215

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	216

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003– 2007) and Northern Trust Hong Kong Board (1997–2004).	216

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with TIAA.

Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, TIAA Separate Account VA-1 and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-C-1024P 4015281-INV-Y-12/25

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen Municipal Credit Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]
October 31, 2024	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2023	$38,700	$30	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2024	$0	$0	$0	$0
October 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii)

reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this filing.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1)  Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an MA and PhD from the University of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2)  Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	17	$13.06 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5.1 million

Kristen M. DeJong	Registered Investment Company	20	$15.04 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	57	$17.44 billion
*	Assets are as of October 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3)  Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4)  Beneficial Ownership of NZF Securities

As of October 31, 2024, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott R. Romans	X
Kristen M. DeJong	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Municipal Credit Income Fund

Date: January 6, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 6, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer (principal executive officer)

Date: January 6, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller (principal financial officer)